                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   THE LEARNING COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   THE LEARNING COMPANY, INC.
                                   BRODERBUND SOFTWARE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                           [LOGO]

                                                                   July 31, 1998

Dear Stockholder:

    I am delighted to invite you to attend a special meeting of the stockholders of The Learning Company, Inc. ("TLC") to be held on August 31, 1998 at 1:00 p.m., local time, at The Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 (the "TLC Special Meeting"). Enclosed are a Notice of Special Meeting of TLC Stockholders, a Joint Proxy Statement/Prospectus and a proxy relating to the TLC Special Meeting. Also enclosed for holders of Exchangeable Non-Voting Shares of SoftKey Software Products Inc. (the "Exchangeable Shares") are an Information Statement and a Direction with respect to the voting of the one outstanding share of special voting stock of TLC.

    At the TLC Special Meeting you will be asked to consider and vote upon a proposal described in the Joint Proxy Statement/Prospectus to approve the issuance by TLC of common stock in connection with the proposed strategic merger of TLC Merger Corp., a Delaware corporation and a wholly owned subsidiary of TLC ("Sub"), with and into Broderbund Software, Inc. ("Broderbund"), pursuant to an Agreement and Plan of Merger dated as of June 21, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, among other things, (a) Sub will be merged with and into Broderbund, with Broderbund being the surviving corporation and becoming a wholly-owned subsidiary of TLC (the "Merger"), and (b) each outstanding share of common stock, $.01 par value per share, of Broderbund (together with the associated preferred stock purchase rights) will be converted into the right to receive 0.80 shares (the "Exchange Ratio") of common stock, $.01 par value per share, of TLC ("TLC Common Stock"). At the TLC Special Meeting you will also be asked to consider and vote upon certain related and other matters.

    TLC's Board of Directors has approved the Merger and recommends that you vote FOR the proposed issuance of TLC Common Stock in the Merger. For further information regarding the Merger and the potential benefits of the Merger, I urge you to read carefully the accompanying Joint Proxy Statement/Prospectus and, specifically, the section "The Merger--Reasons for the Merger."

    Even if you plan to attend the TLC Special Meeting in person, please complete, sign and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope.

                                          Sincerely,

                                                         [SIG]

                                          MICHAEL J. PERIK
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

                           THE LEARNING COMPANY, INC.
                              ONE ATHENAEUM STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 1998

To the Stockholders of
The Learning Company, Inc.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "TLC Special Meeting") of The Learning Company, Inc., a Delaware corporation ("TLC"), will be held on August 31, 1998, at The Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142, commencing at 1:00 p.m., local time, for the following purposes:

    1. To consider and vote upon a proposal to approve the issuance of shares of Common Stock, par value $.01 per share, of TLC ("TLC Common Stock"), as contemplated by the Agreement and Plan of Merger dated as of June 21, 1998 (the "Merger Agreement") among TLC, TLC Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLC ("Sub"), and Broderbund Software, Inc., a Delaware corporation ("Broderbund"). The Merger Agreement provides that, among other things, (a) Sub will be merged with and into Broderbund, with Broderbund being the surviving corporation and becoming a wholly-owned subsidiary of TLC and (b) each outstanding share of Common Stock, par value $.01 per share, of Broderbund (together with the associated preferred stock purchase rights) will be converted into the right to receive 0.80 shares (the "Exchange Ratio") of TLC Common Stock.

    2. To consider and vote upon a proposal to amend the TLC 1990 Long Term Equity Incentive Plan.

    3. To transact such other business as may properly come before the TLC Special Meeting or any adjournment or postponement of the TLC Special Meeting.

    A copy of the Merger Agreement is attached as Annex A to the accompanying Joint Proxy Statement/ Prospectus.

    Holders of record of TLC's Common Stock and Series A Convertible Participating Preferred Stock at the close of business on July 22, 1998 (the "Record Date") will be entitled to notice of and to vote at the TLC Special Meeting or any adjournment or postponement of the TLC Special Meeting. In addition, holders of record of Exchangeable Shares of TLC's Canadian subsidiary, SoftKey Software Products Inc. (the "TLC Exchangeable Shares"), at the close of business on the Record Date will be entitled to notice of the TLC Special Meeting and to direct the vote of CIBC Mellon Trust Company, the holder as trustee for such persons, of the one outstanding share of TLC's Special Voting Stock.

    All Stockholders and holders of TLC Exchangeable Shares are cordially invited to attend the meeting in person. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                          By Order of the Board of Directors

                                                 [SIG]

                                          NEAL S. WINNEG
                                          SECRETARY

CAMBRIDGE, MASSACHUSETTS
JULY 31, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                           THE LEARNING COMPANY, INC.
                                      AND
                           BRODERBUND SOFTWARE, INC.
                             ---------------------

                             JOINT PROXY STATEMENT
                            ------------------------

                     THE LEARNING COMPANY, INC. PROSPECTUS

    This Joint Proxy Statement/Prospectus is being furnished to holders of Common Stock, par value $.01 per share ("TLC Common Stock") and Series A Convertible Participating Preferred Stock, $.01 par value per share ("TLC Series A Preferred Stock") of The Learning Company, Inc., a Delaware corporation ("TLC"), in connection with the solicitation of proxies by the Board of Directors of TLC for use at a Special Meeting of Stockholders of TLC (the "TLC Special Meeting") to be held on August 31, 1998, at The Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142, commencing at 1:00 p.m., local time, and at any adjournment or postponement thereof. In addition, holders of record of Exchangeable Shares of TLC's Canadian subsidiary, SoftKey Software Products Inc. (the "TLC Exchangeable Shares"), at the close of business on the Record Date will be entitled to notice of the TLC Special Meeting and to direct the vote of CIBC Mellon Trust Company, the holder as trustee for such persons, of the one outstanding share of TLC's Special Voting Stock.

    This Joint Proxy Statement/Prospectus is also being furnished to holders of Common Stock, par value $.01 per share ("Broderbund Common Stock"), of Broderbund Software, Inc., a Delaware corporation ("Broderbund"), in connection with the solicitation of proxies by the Board of Directors of Broderbund for use at the Special Meeting of Stockholders of Broderbund (the "Broderbund Special Meeting") to be held on August 31, 1998, at the Wyndham Garden Hotel-Marin, 1010 Northgate Drive, San Rafael, California 94903, commencing at 10:00 a.m., local time, and at any adjournment or postponement thereof.

    TLC has filed a Registration Statement on Form S-4 (including the exhibits and amendments thereto, the "Registration Statement") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), covering up to 18,053,276 shares of TLC Common Stock which may be issued pursuant to the Agreement and Plan of Merger, dated as of June 21, 1998 among TLC, TLC Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLC ("Sub"), and Broderbund (the "Merger Agreement") in exchange for outstanding shares of Broderbund Common Stock. This Joint Proxy Statement/Prospectus constitutes the Prospectus of TLC comprising a part of the Registration Statement. The Merger Agreement is attached as Annex A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Pursuant to the Merger Agreement, Sub will be merged with and into Broderbund (the "Merger"), with Broderbund being the surviving corporation (the "Surviving Corporation") in the Merger and becoming a wholly-owned subsidiary of TLC, and each outstanding share of Broderbund Common Stock (together with the associated preferred stock purchase rights) will be converted into the right to receive 0.80 shares (the "Exchange Ratio") of TLC Common Stock. Based upon the number of outstanding shares of TLC Common Stock and Broderbund Common Stock as of July 22, 1998, the stockholders of Broderbund immediately prior to the consummation of the Merger will own approximately 16.2% of the outstanding shares of TLC Common Stock immediately following consummation of the Merger (including shares issuable upon conversion of outstanding shares of TLC Series A Preferred Stock and in exchange for outstanding TLC Exchangeable Shares). On July 23, 1998, the last reported sale price of the TLC Common Stock on the New York Stock Exchange was $29.25 per share, and the last reported sale price of the Broderbund Common Stock on the Nasdaq National Market was $22.375 per share. As used herein, the term "Combined Company" means TLC and Broderbund and their respective subsidiaries as a consolidated entity following the Merger.

    All information contained in this Joint Proxy Statement/Prospectus relating to TLC has been supplied by TLC, and all information relating to Broderbund has been supplied by Broderbund.

    SEE "RISK FACTORS" BEGINNING ON PAGE 19 FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY BOTH TLC AND BRODERBUND STOCKHOLDERS.
                             ---------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------

    This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to Stockholders of TLC and Broderbund on or about July 31, 1998.

    The date of this Joint Proxy Statement/Prospectus is July 31, 1998.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION..................................................................          5

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE........................................          5

FORWARD-LOOKING STATEMENTS.............................................................          7

SUMMARY................................................................................          8
  The Companies........................................................................          8
  Date and Place of the Meetings.......................................................          8
  Stockholders Entitled to Vote........................................................          8
  Purposes of the Meetings.............................................................          9
  Votes Required.......................................................................          9
  Effects of the Merger................................................................          9
  Recommendations......................................................................         10
  Opinions of Financial Advisors.......................................................         10
  Interests of Certain Persons in the Merger...........................................         11
  Voting Agreements....................................................................         11
  Effective Time of the Merger.........................................................         11
  Conditions to the Merger.............................................................         12
  Termination..........................................................................         12
  Dissenters' Rights...................................................................         12
  Certain Federal Income Tax Consequences..............................................         13
  Accounting Treatment.................................................................         13
  Surrender of Certificates............................................................         13
  Certain Effects of the Merger on the Rights of Holders of Broderbund Common Stock....         13

SELECTED HISTORICAL CONSOLIDATED AND UNAUDITED
  PRO FORMA COMBINED FINANCIAL INFORMATION.............................................         14

COMPARATIVE PER SHARE DATA.............................................................         17

MARKET PRICE INFORMATION...............................................................         18

RISK FACTORS...........................................................................         19
  Risks Relating to the Merger.........................................................         19
  Risks Relating to TLC................................................................         20
  Risks Relating to Broderbund.........................................................         26

THE TLC SPECIAL MEETING................................................................         30
  General..............................................................................         30
  Matters to be Considered.............................................................         30
  Board of Directors' Recommendation...................................................         30
  Record Date and Voting...............................................................         30
  Proxies..............................................................................         31

THE BRODERBUND SPECIAL MEETING.........................................................         33
  General..............................................................................         33
  Matters to be Considered.............................................................         33

  Board of Directors' Recommendation...................................................         33
  Record Date and Voting...............................................................         33
  Proxies..............................................................................         34

THE MERGER.............................................................................         35
  Background of the Merger.............................................................         35
  Recommendations of the Boards of Directors of TLC and Broderbund.....................         37
  Reasons for the Merger...............................................................         37
  Opinions of Financial Advisors.......................................................         40
  Interests of Certain Persons in the Merger...........................................         48
  Accounting Treatment.................................................................         49
  Certain Federal Income Tax Considerations............................................         50
  Regulatory Approvals.................................................................         51
  Federal Securities Law Consequences..................................................         51
  Stock Market Quotation...............................................................         52
  Dissenters' Rights...................................................................         52

MERGER AGREEMENT.......................................................................         53
  General..............................................................................         53
  Conversion of Shares.................................................................         53
  Representations and Warranties.......................................................         54
  Certain Covenants....................................................................         54
  No Solicitation......................................................................         55
  Related Matters After the Merger.....................................................         56
  Stock Options and Employee Benefits..................................................         56
  Stockholders Rights Plans............................................................         57
  Director and Officer Indemnification.................................................         57
  Conditions...........................................................................         57
  Termination; Termination Fees and Expenses...........................................         58
  Amendment and Waiver.................................................................         60

THE LEARNING COMPANY, INC..............................................................         61
  Business.............................................................................         61
  Security Ownership of Certain Beneficial Owners and Management.......................         63
  Executive Compensation...............................................................         66
  Certain Relationships and Related Transactions.......................................         68
  Stock Option Grants..................................................................         69
  Option Exercises and Year-End Option Table...........................................         70

BRODERBUND SOFTWARE, INC...............................................................         71
  Business.............................................................................         71
  Security Ownership of Certain Beneficial Owners and Management.......................         72

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...............         74

DESCRIPTION OF TLC CAPITAL STOCK.......................................................         85
  Common Stock.........................................................................         85
  Special Voting Stock.................................................................         85
  Preferred Stock......................................................................         86

COMPARISON OF STOCKHOLDER RIGHTS.......................................................         89

APPROVAL OF AMENDMENT TO THE LEARNING COMPANY, INC. 1990 LONG TERM EQUITY INCENTIVE
  PLAN.................................................................................         91
  Summary of the 1990 Plan.............................................................         91
  Tax Consequences to TLC..............................................................         93
  Board Recommendation.................................................................         93

LEGAL MATTERS..........................................................................         93

EXPERTS................................................................................         93

Annex A       --      Agreement and Plan of Merger.........................................  A-1
Annex B       --      Opinion of BT Alex. Brown Incorporated...............................  B-1
Annex C       --      Opinion of Donaldson, Lufkin & Jenrette Securities Corporation.......  C-1

                             AVAILABLE INFORMATION

    TLC and Broderbund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by TLC and Broderbund with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at 7 World Trade Center, 13th floor, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, TLC and Broderbund are each required to file electronic versions of such material with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The TLC Common Stock is listed on the New York Stock Exchange. Reports, proxy and information statements and other information concerning TLC can be inspected and copied at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. The Broderbund Common Stock is quoted on the Nasdaq National Market. Reports and other information concerning Broderbund can also be inspected at the offices of the National Association of Securities Dealers, Inc., Market Listing Section, 1735 K Street, N.W., Washington, D.C. 20006.

    TLC has filed with the Commission a Registration Statement on Form S-4 under the Securities Act with respect to the shares of TLC Common Stock to be issued pursuant to the Merger Agreement. This Joint Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement. For further information with respect to TLC, Broderbund and the TLC Common Stock, reference is hereby made to the Registration Statement (including the exhibits and schedules thereto). Statements contained in this Joint Proxy Statement/Prospectus or in any document incorporated by reference in this Joint Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document (if any) filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following TLC documents filed with the Commission are incorporated by reference in this Joint Proxy Statement/Prospectus:

    1. Annual Report on Form 10-K for the fiscal year ended January 3, 1998, filed with the Commission on March 13, 1998;

    2. Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended January 3, 1998, filed with the Commission on May 29, 1998;

    3. Amendment No. 2 to Annual Report on Form 10-K for the fiscal year ended January 3, 1998, filed with the Commission on June 19, 1998;

    4. Current Report on Form 8-K, dated March 12, 1998, filed with the Commission on March 17, 1998;

    5. Definitive Proxy Statement for the Annual Meeting of Stockholders held on May 21, 1998, filed with the Commission on April 2, 1998;

    6. Current Report on Form 8-K, dated March 27, 1998, filed with the Commission on April 13, 1998;

    7. Amendment No. 1 to Current Report on Form 8-K/A, dated March 27, 1998, filed with the Commission on April 29, 1998;

    8. Amendment No. 2 to Current Report on Form 8-K/A, dated March 27, 1998, filed with the Commission on May 8, 1998;

    9. Amendment No. 3 to Current Report on Form 8-K/A, dated March 27, 1998, filed with the Commission on May 20, 1998;

    10. Amendment No. 4 to Current Report on Form 8-K/A, dated March 27, 1998, filed with the Commission on May 29, 1998;

    11. Quarterly Report on Form 10-Q for the quarter ended April 4, 1998, filed with the Commission on May 13, 1998;

    12. Current Report on Form 8-K, dated June 21, 1998, filed with the Commission on June 24, 1998; and

    13. Registration Statement on Form 8-A, filed with the Commission on October 29, 1996.

    The following Broderbund documents filed with the Commission are incorporated by reference in this Joint Proxy Statement/Prospectus:

    1. Annual Report on Form 10-K for the fiscal year ended August 31, 1997, filed with the Commission on November 26, 1997;

    2. Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1997, filed with the Commission on January 14, 1998;

    3. Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 1998, filed with the Commission on April 14, 1998;

    4. Form 10-Q/A, Amendment No. 1 to Form 10-Q for the fiscal quarter ended February 28, 1998, filed with the Commission on May 1, 1998;

    5. Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1998, filed with the Commission on July 14, 1998;

    6. Current Report on Form 8-K, dated February 20, 1998, filed with the Commission on February 27, 1998;

    7. Amendment No. 1 to Form 8-K/A, dated February 20, 1998, filed with the Commission on March 19, 1998;

    8. Definitive Proxy Statement for the Annual Meeting of Stockholders held on January 22, 1998, filed with the Commission on December 23, 1997; and

    9. The description of Broderbund capital stock contained in the Registration Statement on Form 8-A filed with the Commission on October 15, 1991.

    10. The description of Broderbund stockholder rights contained in the Registration Statement on Form 8-A filed with the Commission on or about May 1, 1996, as amended.

    All documents and reports subsequently filed by TLC or Broderbund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the date of the TLC Special Meeting and the Broderbund Special Meeting shall be deemed to be incorporated by reference in this Joint Proxy Statement/Prospectus and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

    This Joint Proxy Statement/Prospectus incorporates documents by reference which are not presented herein or delivered herewith. Such documents (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available to any person, including any beneficial owner, to whom this Joint Proxy Statement/Prospectus is delivered, on written or oral request, without charge, in the case of documents relating to TLC, directed to The Learning Company, Inc., One Athenaeum Street, Cambridge, Massachusetts 02142 (telephone number (617) 494-1200), Attention: Investor Relations, or, in the case of documents relating to Broderbund, directed to Broderbund Software, Inc., 500 Redwood Boulevard, Novato, California 94948-6121 (telephone number (415) 382-4400).

    NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATIONS OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY TLC, BRODERBUND OR ANY OTHER PERSON. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF TLC OR BRODERBUND SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

    THE LEARNING COMPANY, MECC, COMPTON'S, READER RABBIT, OREGON TRAIL, BODYWORKS and CYBER PATROL are registered trademarks and LEARN TO SPEAK and HOME MEDICAL ADVISOR are trademarks of TLC or its subsidiaries. SESAME STREET is a registered trademark of Children's Television Workshop. THE BABY-SITTERS CLUB is a trademark of Scholastic Inc. based on the Baby-Sitters Club book series -C-Ann M. Martin. AMERICAN GIRLS is a registered trademark of Pleasant Company. BERLITZ is a registered trademark of Berlitz Investment Corporation. MOSBY'S is a registered trademark of Mosby-Year Book, Inc. MADELINE is a trademark of Madeline Bemelmans and Barbara Bemelmans. The names of all other TLC brands and products are trademarks of TLC or its subsidiaries.

    BRODERBUND, FAMILY TREE MAKER, LIVING BOOKS, THE PRINT SHOP and PARSONS TECHNOLOGY are registered trademarks, and CARMEN SANDIEGO and the Broderbund logo are trademarks, of Broderbund. MYST is a registered trademark and RIVEN is a trademark of Cyan, Inc.

                           FORWARD-LOOKING STATEMENTS

    THIS JOINT PROXY STATEMENT/PROSPECTUS CONTAINS AND INCORPORATES BY REFERENCE CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE RESULTS OF OPERATIONS AND BUSINESSES OF TLC, BRODERBUND AND THE COMBINED COMPANY. THE CAUTIONARY STATEMENTS SET FORTH UNDER THE CAPTION "RISK FACTORS" AND ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS IDENTIFY IMPORTANT FACTORS WITH RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, PROJECTED, FORECAST OR ESTIMATED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS OF TLC (ASSUMING CONSUMMATION OF THE MERGER) TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY OR PROJECTED, FORECAST OR ESTIMATED OR IN FORWARD-LOOKING STATEMENTS INCLUDE (A) ANY FAILURE TO ACHIEVE ANY COST SAVINGS OR REVENUE ENHANCEMENTS EXPECTED TO BE REALIZED FROM THE MERGER, (B) POTENTIAL INCREASED COSTS ASSOCIATED WITH THE MERGER, SUCH AS COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF TLC AND BRODERBUND, AND (C) CHANGES IN THE COMPETITIVE ENVIRONMENT IN THE SOFTWARE INDUSTRY. SEE "RISK FACTORS."

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/ PROSPECTUS. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED, OR INCORPORATED BY REFERENCE, IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. STOCKHOLDERS ARE URGED TO READ THIS JOINT PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO IN THEIR ENTIRETY.

    CERTAIN OF THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS MAY CONSTITUTE FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS AS TO THE BENEFITS AND SYNERGIES EXPECTED TO BE REALIZED AS A RESULT OF THE MERGER, FUTURE FINANCIAL PERFORMANCE AND THE ANALYSES USED BY THE FINANCIAL ADVISORS TO TLC AND BRODERBUND. SEE "THE MERGER--REASONS FOR THE MERGER" AND "--OPINIONS OF FINANCIAL ADVISORS." THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, WITHOUT LIMITATION, THOSE SET FORTH IN THIS JOINT PROXY STATEMENT/ PROSPECTUS UNDER THE HEADING "RISK FACTORS."

THE COMPANIES

    TLC. TLC develops and publishes a broad range of high-quality branded consumer software for personal computers that educate across every age category, from young children to adults. TLC's primary emphasis is in education and reference software, but it also offers a selection of lifestyle, productivity and, to a lesser extent, entertainment products, both in North America and internationally. The principal executive office of TLC is located at One Athenaeum Street, Cambridge, Massachusetts 02142. As used in this Joint Proxy Statement/Prospectus, the term "TLC" refers to TLC and its wholly-owned subsidiaries, unless the context otherwise requires.

    BRODERBUND. Broderbund develops, publishes and markets a broad line of interactive personal productivity, entertainment and education software for use in the home, school and small business markets. The principal executive office of Broderbund is located at 500 Redwood Boulevard, Novato, California 94948-6121. As used in this Joint Proxy Statement/Prospectus, the term "Broderbund" refers to Broderbund and its wholly-owned subsidiaries, unless the context otherwise requires.

DATE AND PLACE OF THE MEETINGS

    TLC. The TLC Special Meeting will be held on August 31, 1998 at The Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142, commencing at 1:00 p.m., local time.

    BRODERBUND. The Broderbund Special Meeting will be held August 31, 1998 at the Wyndham Garden Hotel-Marin, 1010 Northgate Drive, San Rafael, California 94903, commencing at 10:00 a.m., local time.

STOCKHOLDERS ENTITLED TO VOTE

    TLC. Holders of record of shares of TLC Common Stock and TLC's Series A Convertible Participating Preferred Stock, $.01 par value per share (the "TLC Series A Preferred Stock"), at the close of business on July 22, 1998 (the "Record Date") are entitled to notice of and to vote at the TLC Special Meeting. On the Record Date there were 62,560,522 outstanding shares of TLC Common Stock, each of which will be entitled to one vote, and 750,000 outstanding shares of TLC Series A Preferred Stock, each of which is convertible into 20 shares of TLC Common Stock and entitled to 20 votes. In addition, at the TLC Special Meeting, CIBC Mellon Trust Company, as the holder of the one outstanding share of special voting stock of TLC, $1.00 par value per share (the "Special Voting Share"), will be entitled to cast 9,638,363 votes. These votes represent the number of Exchangeable Shares (the "TLC Exchangeable Shares") of SoftKey Software Products Inc., TLC's Canadian subsidiary, that were outstanding on the Record Date (other than TLC Exchangeable Shares held by TLC, its subsidiaries or any entity controlled by TLC). The TLC Exchangeable Shares are exchangeable on a one-for-one basis for TLC Common Stock. Accordingly, an aggregate of 87,198,885 votes may be cast at the TLC Special Meeting by holders of TLC Common Stock and TLC Series A Preferred Stock and the holder of the Special Voting Share.

    BRODERBUND. Holders of record of shares of Broderbund Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Broderbund Special Meeting. At such date there were 21,024,689 shares of Broderbund Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Broderbund Special Meeting.

PURPOSES OF THE MEETINGS

    TLC SPECIAL MEETING. The purpose of the TLC Special Meeting is to consider and vote upon the following proposals: (i) the approval of the issuance of shares of TLC Common Stock in exchange for shares of Broderbund Common Stock pursuant to the Merger Agreement (the "Merger Proposal"); (ii) the amendment of the TLC 1990 Long Term Equity Incentive Plan (the "1990 Plan") and (iii) such other matters as may properly be brought before the TLC Special Meeting, or any adjournment or postponement thereof.

    BRODERBUND SPECIAL MEETING. The purpose of the Broderbund Special Meeting is to consider and vote upon (i) a proposal to approve and adopt the Merger Agreement and the Merger; and (ii) such other matters as may properly be brought before the Broderbund Special Meeting, or any adjournment or postponement thereof.

VOTES REQUIRED

    TLC. The approval of the Merger Proposal and the amendment to the 1990 Plan will require the affirmative vote of the holders of a majority of the votes represented by the shares of TLC Common Stock, the Special Voting Share and the TLC Series A Preferred Stock, voting together as one class, present in person or represented by proxy at the TLC Special Meeting. Stockholders of TLC who beneficially own in the aggregate 17.0% of the outstanding shares of TLC Common Stock (including shares issuable upon conversion of outstanding shares of TLC Series A Preferred Stock) as of June 30, 1998 have agreed to vote all shares of TLC Common Stock held by such Stockholders as of June 21, 1998 in favor of the Merger Proposal at the TLC Special Meeting. See "--Voting Agreements."

    BRODERBUND. The approval and adoption of the Merger Agreement will require the affirmative vote of the holders of a majority of the shares of Broderbund Common Stock outstanding on the record date. A stockholder of Broderbund who beneficially owned in the aggregate approximately 8.8% of the outstanding shares of Broderbund Common Stock as of June 21, 1998 has agreed to vote all shares of Broderbund Common Stock held by such stockholder as of June 21, 1998 in favor of the proposal to approve and adopt the Merger Agreement at the Broderbund Special Meeting. See "--Voting Agreements."

EFFECTS OF THE MERGER

    Upon consummation of the Merger, pursuant to the Merger Agreement, (i) Sub will be merged with and into Broderbund, with Broderbund being the surviving corporation in the Merger (the "Surviving Corporation") and becoming a wholly-owned subsidiary of TLC, and (ii) each issued and outstanding share of Broderbund Common Stock (together with the associated preferred stock purchase rights) will be converted into the right to received 0.80 shares of TLC Common Stock (the "Exchange Ratio"). Fractional shares of TLC Common Stock will not be issuable in connection with the Merger. Broderbund stockholders otherwise entitled to a fractional share will be paid the value of such fraction in cash determined as described below under "The Merger Agreement--Conversion of Shares." Each outstanding share of TLC Common Stock will remain outstanding and be unaffected by the Merger.

    Based upon the number of outstanding shares of TLC Common Stock and Broderbund Common Stock as of July 22, 1998, the stockholders of Broderbund immediately prior to the consummation of the Merger will own approximately 16.2% of the outstanding shares of TLC Common Stock immediately following consummation of the Merger (including shares issuable upon conversion of outstanding shares of TLC Series A Preferred Stock and in exchange for outstanding TLC Exchangeable Shares).

    Upon consummation of the Merger, pursuant to the Merger Agreement, each Broderbund Stock Option will be converted into an option to purchase such number of shares of TLC Common Stock (rounded down to the nearest whole number) as is equal to the number of shares of Broderbund Common Stock issuable upon exercise of such option immediately prior to the Effective Time (as defined below) multiplied by the Exchange Ratio. The exercise price per share of each such option, as so converted, will be equal to (x) the aggregate exercise price for the shares of Broderbund Common Stock otherwise purchasable pursuant to such Broderbund Stock Option immediately prior to the Effective Time divided by (y) the number of whole shares of TLC Common Stock deemed purchasable pursuant to such Broderbund Stock Option as determined above (rounded up to the nearest whole cent). As of July 22, 1998, options to acquire 3,197,821 shares of Broderbund Common Stock were outstanding. See "The Merger Agreement--Stock Options and Employee Benefits."

RECOMMENDATIONS

    TLC. The Board of Directors of TLC (the "TLC Board") has, by unanimous vote of all directors present, approved the Merger Proposal and recommends that stockholders of TLC vote in favor of the Merger Proposal. See "The Merger--Reasons for the Merger."

    BRODERBUND. The Board of Directors of Broderbund (the "Broderbund Board") has unanimously approved the Merger Agreement and unanimously recommends that holders of Broderbund Common Stock vote in favor of the approval and adoption of the Merger Agreement and the Merger. See "The Merger--Reasons for the Merger."

OPINIONS OF FINANCIAL ADVISORS

    TLC. On June 21, 1998, BT Alex. Brown Incorporated ("BT Alex. Brown") delivered its oral opinion, subsequently confirmed in writing that, as of such date, the Exchange Ratio was fair, from a financial point of view, to TLC.

    The full text of the written opinion of BT Alex. Brown, dated June 21, 1998, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with its opinion, is attached hereto as Annex B and is incorporated herein by reference. HOLDERS OF TLC COMMON STOCK, TLC EXCHANGEABLE SHARES AND TLC SERIES A PREFERRED STOCK ARE URGED TO, AND SHOULD, READ SUCH OPINION IN ITS ENTIRETY. See "The Merger--Opinions of Financial Advisors--TLC."

    BRODERBUND. On June 21, 1998, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") delivered its oral opinion, subsequently confirmed in writing, to the Broderbund Board to the effect that, as of such date, the Exchange Ratio was fair to the stockholders of Broderbund from a financial point of view.

    The full text of the written opinion of DLJ, dated June 21, 1998, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with its opinion is attached hereto as Annex C and is incorporated herein by reference. HOLDERS OF BRODERBUND COMMON STOCK ARE URGED TO, AND SHOULD, READ SUCH OPINION IN ITS ENTIRETY. See "The Merger--Opinions of Financial Advisors--Broderbund."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    Pursuant to an Employment Agreement between Broderbund and Joseph P. Durrett, Broderbund's Chief Executive Officer, dated March 26, 1997, if Mr. Durrett's employment with Broderbund terminates without cause following a change in control, Mr. Durrett shall be entitled to receive continuing payments of severance pay (less applicable withholding taxes) at a rate equal to his base salary as then in effect (but not less than $400,000 per year) for a period of 12 months from the date of such termination, and any bonus to which he would have been entitled had his employment not been terminated. In addition, the vesting of options to purchase 350,000 shares of Broderbund Common Stock held by Mr. Durrett will be fully accelerated upon a change in control of Broderbund. Moreover, pursuant to Employment Agreements between Broderbund and certain of its employees, including Dan Steever, Group Vice President and Mark Hattendorf, Group Vice President and Chief Financial Officer, the vesting of the stock options held by each such employee will be accelerated upon the involuntary termination of such employee within eighteen months after a change in control of Broderbund. If such involuntary termination occurs on or prior to October 31, 1998, the vesting of the terminated employee's options will be accelerated as to 50% of the underlying shares of stock, and if the termination occurs after October 31, 1998, the vesting of the terminated employee's options will be accelerated as to 100% of the underlying shares of stock. The Merger will constitute a change of control of Broderbund under each Employment Agreement.

    The Broderbund Board has authorized the payment of up to $2,000,000 in retention bonuses to certain key employees, including members of Broderbund's senior management team. These bonuses will be payable to certain employees who remain employed (and whose job performance and completion of assignments continue at a good or excellent level) by Broderbund until 20 business days following consummation of the Merger or are terminated prior thereto without cause.

    Pursuant to the Merger Agreement, TLC has, for certain time periods specified in the Merger Agreement, agreed to (i) indemnify each present and former director and officer of Broderbund against liabilities or expenses incurred in connection with claims arising out of or pertaining to matters existing or occurring at or prior to the Effective Time (as defined below) of the Merger to the fullest extent permitted under Delaware law, and (ii) subject to certain limitations, maintain in effect directors' and officers' liability insurance for the benefit of the directors and officers of Broderbund with coverage in amount and scope at least as favorable to such persons as Broderbund's existing coverage. See "The Merger Agreement--Director and Officer Indemnification."

    See "The Merger--Interests of Certain Persons in the Merger" for a description of the TLC Common Stock and Broderbund Common Stock owned by TLC and Broderbund directors and officers and their affiliates.

VOTING AGREEMENTS

    Douglas G. Carlston, a stockholder and director of Broderbund, has entered into a Voting Agreement, dated as of June 21, 1998, with TLC pursuant to which Mr. Carlston has agreed to vote all shares over which he exercises voting control (1,840,726 shares of Broderbund Common Stock) in favor of approval and adoption of the Merger Agreement and the Merger.

    Michael J. Perik, Kevin O'Leary, Thomas H. Lee Company and Bain Capital, Inc., stockholders of TLC, have each entered into Voting Agreements, dated as of June 21, 1998, with Broderbund pursuant to which they have agreed to vote all shares over which they exercised voting control as of June 21, 1998 (representing an aggregate of 13,253,820 votes) in favor of the Merger Proposal.

EFFECTIVE TIME OF THE MERGER

    The Merger will be consummated upon the filing by the Surviving Corporation and Sub of a certificate of merger in such form as is required by the laws of the State of Delaware with the Secretary of State of the

State of Delaware (the time of the filing of such certificate of merger is referred to herein as the "Effective Time"). The Effective Time will occur as promptly as practicable after the requisite stockholder approvals have been obtained and all other conditions to the Merger have been satisfied or waived. It is currently anticipated that the Merger will be consummated on or about August 31, 1998.

CONDITIONS TO THE MERGER

    The obligations of TLC and Broderbund to consummate the Merger are subject to the satisfaction of certain conditions, including, but not limited to, obtaining requisite approvals of the stockholders of TLC and Broderbund, expiration or termination of the relevant waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the continuing accuracy as of the Effective Time of the representations and warranties made by TLC and Broderbund in the Merger Agreement, the performance in all material respects of all obligations required by TLC, Sub and Broderbund under the Merger Agreement at or prior to the Closing Date, the receipt of certain legal opinions with respect to tax matters, the receipt of required governmental consents and approvals, the absence of orders, stays, decrees, judgments or injunctions of any governmental entity prohibiting the Merger, the effectiveness of the Registration Statement under the Securities Act, the receipt of an accountants' letter from PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") at the closing of the Merger with respect to qualification under United States generally accepted accounting principles ("U.S. GAAP") of the Merger as a pooling-of-interests transaction, and the listing on the New York Stock Exchange of the shares of TLC Common Stock to be issued in the Merger. Each party has the right to waive certain of the closing conditions referred to above. See "The Merger--Accounting Treatment," "-- Certain Federal Income Tax Considerations," "--Regulatory Approvals" and "The Merger Agreement-- Conditions."

TERMINATION

    The Merger Agreement is subject to termination (i) by mutual written consent of TLC and Broderbund, (ii) by TLC or Broderbund if the Merger is not consummated by December 31, 1998 (other than by reason of the failure of the terminating party to fulfill any obligation under the Merger Agreement), (iii) by TLC if the Broderbund Board withdraws or modifies its recommendation of the Merger Proposal, (iv) by Broderbund if the TLC Board withdraws or modifies its recommendation of the Merger Proposal, (v) by either TLC or Broderbund if a governmental entity issues a nonappealable final order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the Merger; (vi) by TLC or Broderbund if the Broderbund Stockholders do not approve and adopt the Merger Agreement at the Broderbund Special Meeting; (vii) by Broderbund or TLC if the TLC Stockholders do not approve the Merger Proposal at the TLC Special Meeting; and (viii) upon the occurrence of certain other events and circumstances set forth in the Merger Agreement. See "The Merger Agreement--Termination; Termination Fees and Expenses."

    Under certain circumstances, Broderbund may be required to pay TLC a termination fee of $22,500,000 and/or to reimburse TLC for expenses of up to $2,000,000, or TLC may be required to pay Broderbund a termination fee of $22,500,000 and/or to reimburse Broderbund for expenses of up to $2,000,000. See "The Merger Agreement--Termination; Termination Fees and Expenses."

DISSENTERS' RIGHTS

    TLC STOCKHOLDERS. Under the Delaware General Corporation Law, TLC Stockholders are not entitled to dissenters' appraisal rights in connection with the Merger because TLC is not a constituent corporation in the Merger.

    BRODERBUND STOCKHOLDERS. Broderbund Stockholders are not entitled to dissenters' appraisal rights under the Delaware General Corporation Law in connection with the Merger because the Broderbund

Common Stock is quoted on the Nasdaq National Market and Broderbund Stockholders will receive no Merger consideration other than shares of TLC Common Stock, which will be listed on the New York Stock Exchange at the Effective Time, and cash in lieu of fractional shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Merger is intended to be a tax-free reorganization in which no gain or loss will be recognized by TLC or Broderbund and no gain or loss will be recognized by Broderbund Stockholders, except in respect of cash received in lieu of fractional shares or cash paid to dissenting Stockholders of Broderbund. A condition to the Merger is that TLC and Broderbund each have received an opinion of counsel to the effect that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). For a further discussion of the federal income tax consequences of the Merger, see "The Merger--Certain Federal Income Tax Consequences." See also "The Merger Agreement--Conditions."

ACCOUNTING TREATMENT

    The Merger is intended to qualify as a pooling-of-interests for financial reporting purposes under U.S. GAAP. Under this method of accounting, the recorded assets and liabilities of TLC and Broderbund will be carried forward to the Combined Company at their recorded amounts, the operating results of the Combined Company will include the operating results of TLC and Broderbund for the entire year in which the combination occurs and the reported operating results of the separate companies for periods prior to the year in which the combination occurs will be combined and restated as the operating results of the Combined Company. A condition to the Merger is that TLC and Broderbund shall have received a letter at the closing of the Merger from PricewaterhouseCoopers, TLC's independent auditors, regarding its concurrence with the conclusions of TLC's management as to the appropriateness of pooling-of-interests accounting, under Accounting Principles Board Opinion No. 16 and related interpretations under U.S. GAAP, for the Merger. See "The Merger--Accounting Treatment" and "The Merger Agreement-- Conditions."

SURRENDER OF CERTIFICATES

    Following the Effective Time, TLC or its agent will mail a notice and a transmittal form to all holders of record of Broderbund Common Stock immediately prior to the Effective Time containing instructions for surrendering their stock certificates in exchange for certificates representing shares of TLC Common Stock and a cash payment in lieu of fractional shares, if any. Certificates should not be surrendered until the letter of transmittal is received. See "The Merger Agreement--Conversion of Shares."

CERTAIN EFFECTS OF THE MERGER ON THE RIGHTS OF HOLDERS OF BRODERBUND COMMON
  STOCK

    Upon consummation of the Merger, holders of Broderbund Common Stock will become Stockholders of TLC. The internal affairs of TLC are governed by the Delaware General Corporation Law, the TLC Restated Certificate of Incorporation, as amended, and the TLC Bylaws. See "Description of TLC Capital Stock" and "Comparison of Stockholder Rights."

                 SELECTED HISTORICAL CONSOLIDATED AND UNAUDITED
                       PRO FORMA COMBINED FINANCIAL DATA

    The following selected historical consolidated financial data of TLC and Broderbund (and their related subsidiaries) have been derived from their respective historical consolidated or combined financial statements, including the notes thereto, and should be read in conjunction with such consolidated or combined financial statements and the notes thereto incorporated by reference herein. See "Available Information" and "Incorporation of Certain Documents by Reference." The TLC and Broderbund historical financial data as of and for the interim periods presented below has been prepared on the same basis as the historical data derived from historical financial statements prepared on an annual basis and, in the opinion of management of the respective companies, includes all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial position and results of operations of the respective companies as of such dates and for such periods. All amounts presented are in thousands of dollars, except share and per share data.

    The selected pro forma combined financial data are derived from the selected historical consolidated or combined financial statements, give effect to the Merger as a pooling-of-interests, and should be read in conjunction with the unaudited pro forma combined condensed consolidated financial statements and the notes thereto included elsewhere herein. In preparing the pro forma combined condensed consolidated balance sheet, Broderbund's consolidated balance sheet as of February 28, 1998 has been combined with TLC's consolidated balance sheet as of April 4, 1998, giving effect to the Merger as if it had occurred on April 4, 1998. On March 27, 1998, pursuant to a Stock Purchase Agreement, dated as of March 5, 1998, by and between TLC on the one hand, and Mindscape Holding Company, Pearson Overseas Holdings Ltd. and Pearson Netherlands, BV, on the other hand, TLC completed its acquisition of all of the outstanding capital stock of Mindscape, Inc., Mindscape International Ltd. and Mindscape France SARL (collectively, "Mindscape" or "Mindscape Group"). The following periods have been combined for purposes of preparing the pro forma combined condensed consolidated statements of operations. Broderbund's results for the three months ended February 28, 1998 have been combined with TLC's results for the three months ended March 31, 1998 and Mindscape's results for the period from January 1, 1998 to March 4, 1998; Broderbund's results for the twelve months ended November 30, 1997 have been combined with TLC's and Mindscape's results for the year ended December 31, 1997; Broderbund's results for the fiscal year ended August 31, 1996 have been combined with TLC's results for the year ended December 31, 1996; and Broderbund's results for the fiscal year ended August 31, 1995 have been combined with TLC's results for the year ended December 31, 1995.

    TLC expects to incur Merger related pre-tax charges for the transaction costs of the Merger, and for other related costs, principally in the quarter in which the Merger is consummated. Such pre-tax charges are currently estimated to be approximately $6 million and will include the direct transaction costs of the Merger, including primarily fees to financial advisors, legal counsel and independent accountants as well as printing costs.

                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

                                                                                           Transition
                             Three Months                                                    Period        Year
                                 Ended                Years Ended December 31,                Ended        Ended
                               March 31,    --------------------------------------------  December, 31   June 30,
                                 1998          1997        1996       1995       1994         1993         1993
                             -------------  -----------  ---------  ---------  ---------  -------------  ---------
                                                (In thousands, except share and per share data)
TLC--HISTORICAL
OPERATING DATA:
Revenues                       $ 113,602     $ 392,438   $ 343,321  $ 167,042  $ 121,287   $    41,645   $ 109,704
Operating income (loss)         (123,894)     (393,055)   (381,312)   (60,870)    25,741       (69,057)    (56,981)
Net income (loss)               (129,408)     (475,667)   (405,451)   (65,960)    21,145       (73,258)    (57,250)
Net income (loss) per
  share-diluted                $   (2.45)    $   (9.59)  $   (9.94) $   (2.65) $    1.07   $     (5.01)  $   (4.36)
Shares used in computing
  diluted net income (loss)
  per share                   52,732,000    49,613,000   40,801,000 24,855,000 20,462,000   14,618,000   13,129,000

                                                                   December 31,
                               March 31,    -----------------------------------------------------------
                                 1998          1997        1996       1995       1994         1993
                             -------------  -----------  ---------  ---------  ---------  -------------
                                                                 (In thousands)
BALANCE SHEET DATA:
Total assets                   $ 465,823     $ 416,791   $ 793,518  $ 900,413  $  90,815    $  79,334
Total long-term
  obligations(1)                 355,576       360,221     574,928    561,101     21,859       24,687
Total stockholders' equity
  (deficit)(1)                   (59,027)     (103,786)    104,937    214,519     37,485       (8,632)

                                            Six Months
                              Nine Months      Ended
                                 Ended       February                     Years Ended August 31,
                                May 31,            28,   ---------------------------------------------------------
                                 1998          1998        1997       1996       1995         1994         1993
                             -------------  -----------  ---------  ---------  ---------  -------------  ---------
                                                (In thousands, except share and per share data)
BRODERBUND-- HISTORICAL
OPERATING DATA:
Revenues                      $   230,296    $ 177,820   $ 190,787  $ 186,207  $ 171,594    $ 111,774    $  95,583
Operating income (loss)            12,834       20,573     (25,563)    44,413     51,490       29,048       20,630
Net income (loss)                  11,799       14,461     (13,482)    36,777     36,187       11,061       13,628
Net income (loss) per
  share-diluted               $       .56    $     .68   $    (.65) $    1.71  $    1.72    $     .55    $     .68
Shares used in computing
  diluted net income (loss)
  per share                    21,231,000   21,351,000   20,686,000 21,509,000 21,037,000  20,145,000    20,006,000

                                             February                            August 31,
                                May 31,            28,   -----------------------------------------------------------
                                 1998          1998        1997       1996       1995         1994          1993
                             -------------  -----------  ---------  ---------  ---------  -------------  -----------
                                                                 (In thousands)
BALANCE SHEET DATA:
Total assets                  $   200,409    $ 231,503   $ 186,603  $ 200,432  $ 161,551    $  97,651     $  77,229
Total long-term obligations         1,870        1,950       2,030      1,462         --          146         1,013
Total stockholders' equity        163,405      165,685     148,082    165,548    128,882       80,179        62,010

------------------------------

(1) On June 8, 1998, TLC repurchased from funds managed by Loomis Sayles & Company, L.P., approximately $96.7 million aggregate principal amount of TLC's 5 1/2% Senior Convertible Notes due 2000, which were cancelled. The purchase price for this repurchase was satisfied by the issuance of approximately 3.4 million shares of TLC Common Stock.

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

                                                          Three Months
                                                              Ended              Years Ended December 31,
                                                            March 31,    ----------------------------------------
                                                              1998           1997          1996          1995
                                                          -------------  ------------  ------------  ------------
                                                              (In thousands, except share and per share data)
PRO FORMA COMBINED
  TLC/BRODERBUND
OPERATING DATA:
Revenues                                                   $   201,315   $    759,451  $    529,528  $    338,636
Operating loss                                                (164,761)      (424,478)     (330,435)       (9,380)
Net loss                                                      (172,602)      (495,762)     (377,674)      (29,773)
Net loss per share--diluted                                $     (2.20)  $      (6.58) $      (6.59) $       (.73)
Shares used in computing diluted net loss per share         78,547,000     75,301,000    57,347,000    40,877,000


                                                            March 31,
                                                              1998
                                                          -------------
                                                               (In
                                                           thousands)
BALANCE SHEET DATA:
Total assets                                               $   697,326
Total long-term obligations                                    357,526
Total stockholders' equity                                     100,658

                           COMPARATIVE PER SHARE DATA

    The following tables set forth certain historical per share data of TLC and Broderbund and combined per share data on an unaudited pro forma basis after giving effect to the Merger on a pooling-of-interests basis (and assuming the issuance of 0.80 of a share of TLC Common Stock in the Merger in exchange for each share of Broderbund Common Stock). This data should be read in conjunction with the selected historical consolidated financial data and the unaudited pro forma combined financial data included elsewhere in this Joint Proxy Statement/Prospectus and the separate historical consolidated financial statements of TLC and Broderbund incorporated by reference herein. The pro forma combined financial data is not necessarily indicative of the operating results or financial position that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of TLC. Neither TLC nor Broderbund has paid cash dividends on its Common Stock.

                                                                           THREE MONTHS
                                                                               ENDED
                                                                             MARCH 31,       YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------
                                                                               1998         1997       1996       1995
                                                                           -------------  ---------  ---------  ---------
HISTORICAL--TLC
  Net loss per share                                                         $   (2.45)   $   (9.59) $   (9.94) $   (2.65)

  Book value per share                                                       $   (1.03)   $   (2.06)

                                                      NINE MONTHS    SIX MONTHS
                                                         ENDED          ENDED
                                                        MAY 31,     FEBRUARY 28,       YEARS ENDED AUGUST 31,
                                                                                   -------------------------------
                                                          1998          1998         1997       1996       1995
                                                      ------------  -------------  ---------  ---------  ---------
HISTORICAL--BRODERBUND
  Net income (loss) per share                          $      .56     $     .68    $    (.65) $    1.71  $    1.72

  Book value per share                                 $     7.79     $    7.91    $    7.13

                                                                           THREE MONTHS
                                                                               ENDED
                                                                             MARCH 31,       YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------
                                                                               1998         1997       1996       1995
                                                                           -------------  ---------  ---------  ---------
PRO FORMA COMBINED--TLC/BRODERBUND(2)
  Net loss per share                                                         $   (2.20)   $   (6.58) $   (6.59) $    (.73)

  Book value per share(1)                                                    $    1.21    $    1.27

EQUIVALENT PRO FORMA COMBINED --
  PER BRODERBUND SHARE(2)(3)
  Net loss per share                                                         $   (1.76)   $   (5.27) $   (5.27) $   (0.58)

  Book value per share(1)                                                    $     .97    $    1.02

------------------------
(1) The pro forma combined balance sheet as of January 3, 1998 and April 4, 1998 includes an accrual of $6 million for the estimated direct transaction costs. See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.
(2) For purposes of the pro forma combined data, TLC's financial data for the fiscal years ended January 3, 1998, January 4, 1997 and January 6, 1996, and the three months ended April 4, 1998 have been combined with Broderbund's financial data for the twelve months ended November 30, 1997 and the years ended August 31, 1996 and 1995 and the three months ended February 28, 1998, respectively.
(3) The equivalents of Broderbund's pro forma per share amounts are calculated by multiplying the combined pro forma per share amounts by the inverse of the Exchange Ratio of 0.80 shares of TLC Common Stock for each share of Broderbund Common Stock.

                            MARKET PRICE INFORMATION

    TLC Common Stock is traded on the New York Stock Exchange under the symbol "TLC." TLC Common Stock has been traded on the New York Stock Exchange since November 14, 1996. Prior thereto the TLC Common Stock was traded on the Nasdaq National Market under the symbol "SKEY." Broderbund Common Stock is traded on the Nasdaq National Market under the symbol "BROD."

    The table below sets forth, for the periods indicated, the reported high and low sale prices of TLC Common Stock on the New York Stock Exchange or the Nasdaq National Market and Broderbund Common Stock on the Nasdaq National Market.

                                                                              TLC             BRODERBUND COMMON
                                                                         COMMON STOCK               STOCK
                                                                    -----------------------  --------------------
                                                                       HIGH         LOW        HIGH        LOW
                                                                    ----------  -----------  ---------  ---------
CALENDAR 1996

First Quarter.....................................................  $  27.75    $  13.375    $  59.50   $  37.00
Second Quarter....................................................     30.3125     17.25        48.75      31.50
Third Quarter.....................................................     22.375      15.25        37.00      22.375
Fourth Quarter....................................................     25.75       13.375       33.875     24.031

CALENDAR 1997

First Quarter.....................................................  $  18.00    $   5.75     $  35.125  $  20.75
Second Quarter....................................................      9.625       5.50        27.625     18.375
Third Quarter.....................................................     15.75        8.5625      37.25      21.50
Fourth Quarter....................................................     20.50       13.78125     35.938     25.625

CALENDAR 1998

First Quarter.....................................................  $  25.75    $  14.125    $  27.125  $  18.25
Second Quarter....................................................     30.00       22.625       22.813     15.50
Third Quarter (through July 23, 1998).............................     32.8125     27.50        25.00      22.125

    On June 19, 1998, the last full trading day prior to the execution and delivery of the Merger Agreement and the public announcement thereof, the last reported sale price of TLC Common Stock on the New York Stock Exchange was $25.00 per share, and the last reported sale price of Broderbund Common Stock on the Nasdaq National Market was $16.50 per share. Based on the Exchange Ratio of
0.80 shares of TLC Common Stock for each share of Broderbund Common Stock, the pro forma equivalent per share value of Broderbund Common Stock on June 19, 1998 was $20.00 per share.

    On July 23, 1998, the most recent practicable date prior to the printing of this Joint Proxy Statement/ Prospectus, the last reported sale price of TLC Common Stock on the New York State Exchange was $29.25 per share, and the last reported sale price of Broderbund Common Stock on the Nasdaq National Market was $22.375 per share.

    Because the market price of TLC Common Stock is subject to fluctuation and the Exchange Ratio is fixed, the market value of the shares of TLC Common Stock that holders of Broderbund Common Stock will receive in the Merger may increase or decrease prior to the Merger.

    TLC and Broderbund Stockholders are urged to obtain a current market quotation for the TLC Common Stock and the Broderbund Common Stock.

                                  RISK FACTORS

    THIS JOINT PROXY STATEMENT/PROSPECTUS CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT AND SECTION 21E OF THE EXCHANGE ACT. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN RISK FACTORS SET FORTH BELOW AND ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS.

    The following risk factors, in addition to the other information contained or incorporated by reference in this Joint Proxy Statement/Prospectus, should be considered by holders of TLC Common Stock in evaluating whether to approve the Merger Proposal and by holders of Broderbund Common Stock in evaluating whether to approve and adopt the Merger Agreement and Merger and thereby become holders of TLC Common Stock.

RISKS RELATING TO THE MERGER

    INTEGRATION OF OPERATIONS. TLC and Broderbund each have similar operations involving the development and sale of consumer software. Integrating the operations (including, among other things, product development, sales and marketing activities, information and software systems, customer and direct response services, product manufacturing and fulfillment, employee hiring and training, and expansion strategy) and management of the two companies will be a time-consuming process, and there can be no assurance that this integration will result in the achievement of any of the anticipated synergies and other benefits that may be realized from the Merger. Moreover, the integration of these organizations will require the dedication of management resources, which may temporarily distract attention from the day-to-day business of TLC. The inability of management to successfully integrate the operations of the two companies could have a material adverse effect on the business and operating results of TLC. See "The Merger--Reasons for the Merger."

    TLC expects to incur restructuring and integration costs in connection with the integration of the operations of TLC and Broderbund. These costs include costs for employee severance and other compensation charges, facilities closures, relocation, discontinuance of overlapping products and other merger-related costs. The amount of these costs has not yet been determined and TLC expects to charge such costs to operations in the quarter in which the Merger is consummated.

    POSSIBLE DILUTION. There can be no assurance that the combining of the two companies' businesses, even if achieved in an efficient and effective manner, will result in increased earnings per share of TLC Common Stock (taking into consideration the greater number of shares of TLC Common Stock outstanding as a result of the Merger) or a financial condition superior to that which would have been achieved by TLC or Broderbund on a stand-alone basis. While neither TLC nor Broderbund anticipates that the Merger will be dilutive to the stockholders of TLC, there can be no assurance that, if the Merger fails to produce the anticipated benefits, it will not have the dilutive effect of causing the per share earnings of TLC to be lower than they would have been if operated independently. Furthermore, if the anticipated benefits are not achieved, or if the Merger has other adverse effects that are not currently anticipated, the Merger could result in a reduction in per share earnings of the Combined Company as compared to the per share earnings that either or both of the companies would have achieved if the Merger had not occurred. Even if the effects of the Merger prove to be as anticipated, there can be no assurance that future earnings will not be adversely affected by any number of economic, market or other factors that are not related to the Merger.

    SHARE PRICE FLUCTUATION THROUGH THE EFFECTIVE TIME. The relative market prices of shares of Broderbund Common Stock and shares of TLC Common Stock at the Effective Time may vary significantly from the prices as of the date of execution of the Merger Agreement, the date hereof or the date on which the respective Broderbund and TLC Special Meetings occur, due to changes in the business, operations, and prospects of TLC or Broderbund, market assessments of the Merger, the synergies expected to be achieved in the Merger, the likelihood that the Merger will be consummated and the timing thereof, general market and economic conditions, and other factors.

    The Exchange Ratio was fixed at 0.80 at the time of execution of the Merger Agreement by the parties and is not subject to adjustment. Any increase or decrease of the market price of the shares of TLC Common Stock will correspondingly increase or decrease the value of the merger consideration to be received by the holders of Broderbund Common Stock pursuant to the Merger. In considering whether to approve the Merger Agreement and the Merger Proposal, the holders of Broderbund Common Stock and the holders of TLC Common Stock, the Special Voting Share and TLC Series A Preferred Stock, respectively, should consider the risks associated with a potential change in the price of TLC Common Stock between the date of this Joint Proxy Statement/Prospectus and the Effective Time. The last reported sale price of the TLC Common Stock on the New York Stock Exchange was $25.00 on June 19, 1998 (the last trading day prior to the date that the Merger was publicly announced) and was $29.25 on July 23, 1998.

    ADDITIONAL SHARES TO BE ISSUED BY TLC; SHARES ELIGIBLE FOR FUTURE
SALE. Based on the 21,024,689 shares of Broderbund Common Stock outstanding as of the Record Date and assuming all outstanding options are exercised, TLC would issue 19,378,008 shares of TLC Common Stock in the Merger. On the record date there were 21,024,689 shares of Broderbund Common Stock outstanding and outstanding options to acquire 3,197,821 shares of Broderbund Common Stock that could be exchanged in connection with the Merger. In general, the shares issued for outstanding shares of Broderbund Common Stock will be freely tradable upon the issuance of certain financial information regarding the Combined Company following the Merger. The sale of any of the foregoing shares may cause substantial fluctuations in the price of TLC Common Stock over short periods of time. Moreover, sales of substantial amounts of TLC Common Stock (including shares issued upon the exercise of outstanding options) in the public market could materially adversely affect the market price of the TLC Common Stock.

    DEPENDENCE ON RETENTION OF CERTAIN EMPLOYEES, CUSTOMERS, VENDORS AND OTHER BUSINESS PARTNERS. The success of the Combined Company following the Merger is dependent on the retention of the management, key employees, customers, distributors, vendors and other business partners of TLC and Broderbund. There can be no assurance that any such persons or entities will remain with or continue to do business with the Combined Company following the Merger. Employee attrition may occur in areas of actual or perceived overlap between the business of Broderbund and TLC, including general and administrative, sales and marketing, operations and research and development. In addition, in connection with the transactions contemplated by the Merger Agreement, Broderbund has authorized the payment of retention bonuses to certain employees in the aggregate amount of $2,000,000. There can be no assurance that payment of these bonuses will be sufficient to retain current employees of Broderbund following announcement of, and during pendency of, the Merger. The loss of any key personnel or business partner could cause a material adverse effect on the Combined Company's business, financial condition or results of operations and prospects.

RISKS RELATING TO TLC

    INTENSE COMPETITIVE ENVIRONMENT. The consumer software industry is intensely and increasingly competitive and is characterized by rapid changes in technology and customer requirements. TLC competes for retail shelf space and general consumer awareness with a number of companies that market consumer software. TLC encounters competition from both established companies, including the largest companies in the industry, and new companies that may develop comparable or superior products. A number of TLC's competitors and potential competitors possess significantly greater capital, marketing resources and brand recognition than TLC. Rapid changes in technology, product obsolescence and advances in computer software and hardware require TLC to develop or acquire new products and to enhance its existing products on a timely basis. TLC's marketplace has recently experienced a higher emphasis on online and Internet related services and content tailored for this new delivery vehicle. To the extent that demand increases for online products and content, the demand for TLC's existing products may change. There can be no assurance that TLC will be able to successfully maintain market share and otherwise compete successfully in the future.

    Competitive pressures in the software industry have resulted, and TLC believes may continue to result, in pressure to reduce the prices of its products or risk loss of market share. In response to such competitive pressures during early 1997, TLC reduced the retail selling price of certain of its educational products. There can be no assurance that TLC's product selling prices will not continue to decline in the future or that TLC will not respond to such declines with additional price reductions. Such price reductions may reduce TLC's revenues and operating margins in the future. During 1997, TLC and many of its competitors began using rebate coupons in order to induce consumers to purchase their products. In addition, TLC uses various forms of print and television advertising to enhance brand and product awareness. The use of these methods of channel marketing and advertising is becoming more prevalent among the larger consumer software publishers. To the extent that TLC fails to match its competitors' future channel marketing and advertising programs, it could risk loss of market share and corresponding revenues and operating profits.

    Large companies with substantial bases of intellectual property content in the motion picture and media industries, sophisticated product marketing and technical abilities and/or financial resources that may not need to realize an immediate profit or return on investment have increasingly entered or announced their intention to enter the consumer software market. These competitors include Microsoft Corporation, The Walt Disney Company, Mattel, Inc., Hasbro, Inc. and Cendant Corporation (formerly CUC International Inc.). For example, technology companies have begun to acquire greater access to content, and content-oriented companies have begun to acquire greater technological capabilities. To the extent that competitors achieve a performance, price or distribution advantage, TLC could be adversely affected. Furthermore, increased consolidation of the consumer software market may impact future growth potential and performance.

    INTENSE COMPETITION FOR DISTRIBUTION CHANNELS. In the retail distribution channel, resellers typically have available a limited amount of shelf space and promotional resources. There is intense competition for high quality and adequate levels of shelf space and promotional support from retailers. To the extent that the number of consumer computer platforms and products increases, this competition for shelf space may also increase. TLC also competes for shelf space against non-educational and reference category publishers such as games. To the extent that these vendors acquire greater shelf space, TLC's position may be reduced. Mass merchants such as Wal-Mart and Kmart are increasingly accounting for a larger portion of TLC's sales. As these retailers achieve greater market share from the traditional software retailers, TLC may experience higher marketing costs and increased competition for shelf space, which could impact future sales and operating margins. Additionally, as technology changes, the type and number of distribution channels will further change and new types of competitors, such as cable or telephone companies, are likely to emerge. There can be no assurance that TLC will compete effectively in these channels in the future.

    The retail channels of distribution available for products are subject to rapid changes as retailers and distributors enter and exit the consumer software market or alter their product inventory preferences. Other types of retail outlets and methods of product distribution may become important in the future. These new methods may include delivery of software using online services or the Internet, which will necessitate certain changes in TLC's business and operations including addressing operational challenges such as improving download time for pictures, images and programs, ensuring proper regulation of content quality and developing sophisticated security for transmitting payments. Should on-line distribution channels increase, TLC will be required to modify its existing technology platforms in order for its products to be compatible and remain competitive. It is critical to the success of TLC that, as these changes occur, it maintain access to those channels of distribution offering software in its market segments.

    ACQUISITIONS, BUSINESS COMBINATIONS AND STRATEGIC ALLIANCES. TLC has historically expanded its business through, among other strategies, acquisitions, business combinations and strategic alliances. Moreover, the consumer software industry as a whole has recently experienced consolidation. TLC believes that its customers will in the future demand that TLC offer increasing numbers of titles throughout the range of product categories. TLC believes that in many cases the most efficient means to acquire such titles or the ability to develop or license such titles is to enter into acquisitions, business combinations or strategic alliances with consumer software companies and others.

    TLC continuously evaluates and considers other businesses of varying sizes as potential strategic partners and candidates for acquisition (whether negotiated or non-negotiated) and continuously engages in discussions with certain businesses in pursuit of possible transactions. Certain of these businesses may be substantial in size as compared to TLC. There can be no assurance that TLC will enter into any such transaction or, if TLC does identify and consummate such a transaction, that the transaction will enable TLC to achieve its goals.

    Acquisitions or business combination transactions that would result in further expansion of TLC's business in the entertainment and educational product areas may result in a higher degree of product acceptance risk and longer development cycles for TLC's products. In addition, companies that develop entertainment software (for personal computer ("PC"), Sega, Nintendo and 3DO platforms) typically experience lower gross margins than TLC has experienced from its current operations. Further, should purchase accounting be used by TLC for future acquisitions or business combination transactions, such accounting treatment may result in large, one-time expense charges for in-process research and development costs and short amortization periods for acquired technology and other intangible assets acquired in the transaction.

    Competition for suitable acquisitions, business combinations and strategic alliances and the cost of these transactions have recently been increasing. The future availability of desirable prospects for these transactions in the computer software industry is uncertain. In addition, assuming that TLC is able to identify appropriate transaction prospects, the execution and implementation of acquisitions, business combinations and strategic alliances involves a significant time commitment from senior management and can result in large restructuring costs. There can be no assurance that suitable opportunities will be identified, that transactions can be consummated or that assets, businesses or relationships acquired in such transactions can be integrated successfully into TLC's operations.

    LEVERAGE. As of July 4, 1998, TLC had outstanding long-term debt of $190,955,000, comprised of 5 1/2% Senior Convertible Notes due 2000 (the "Notes"). The Notes are convertible into Common Stock at a price of $53 per share. If the holders of the Notes do not convert the Notes held by them into Common Stock, there can be no assurance that TLC's operating cash flow will be sufficient to meet its debt service requirements, or that TLC will be able to repay the Notes at maturity or in accordance with their respective terms or to refinance the Notes on favorable terms or at all.

    MANAGEMENT OF GROWTH; INTEGRATION OF ACQUIRED BUSINESSES; KEY
EMPLOYEES. TLC is currently experiencing a period of rapid growth that is placing and will likely continue to place a strain on TLC's financial, management and other resources in the future. TLC's ability to continue to manage its growth effectively will require it, among other things, to continue to improve its operational, financial and management information systems and to continue to attract, train, motivate, manage and retain key employees. If TLC's management becomes unable to manage growth effectively, TLC's business, operating results and financial condition could be adversely affected. For example, over the past two years, TLC has acquired The Learning Company ("The Former Learning Company"), Compton's NewMedia, Inc. and Compton's

Learning Company (collectively, "Compton's"), Minnesota Educational Computing Corporation (MECC) ("MECC"), Learning Services, Inc. ("Learning Services"), Skills Bank Corporation ("Skills Bank"), Microsystems Software, Inc. ("Microsystems"), Creative Wonders LLC ("Creative Wonders"), TEC Direct, Inc. ("TEC Direct"), Sofsource, Inc. ("Sofsource"), PF.Magic, Inc. ("PF.Magic"), and Mindscape, Inc. and certain related entities (collectively, "Mindscape"), among other companies. Should certain key employees not be retained, future operating results may be adversely affected.

    Additionally, as a result of such acquisitions, TLC faces challenges relating to integration of operations such as coordinating geographically separate organizations, integrating personnel with disparate business backgrounds and combining different corporate cultures. The process of combining organizations may cause an interruption of, or a loss of momentum in, the activities of TLC's business, which could have an adverse effect on the revenues and operating results of TLC, at least in the near term.

    The ability of software companies with significant internal development and marketing capabilities to continue to manage growth, develop competitive new products and respond to rapid technological change depends on an ability to attract, motivate, manage and retain talented developers, product marketers and other employees with valuable technological and marketing expertise. TLC's educational software products require a substantially larger internal development and marketing staff than its operations had previously required. If TLC is unable to attract, motivate, manage and retain such employees, TLC's results of operations will likely be adversely affected.

    NEW PRODUCTS AND RAPID TECHNOLOGICAL CHANGE. TLC operates in a highly competitive and technology driven environment. The consumer software industry is undergoing substantial change and is subject to a high level of uncertainty. Software companies must continue to develop or acquire new products or upgrade existing products on a timely basis to sustain revenues and profitable operations. Factors contributing to the short life span of PC software have included rapid technological change and an expanded demand for content-rich products. Software companies must continue to create or acquire innovative new products reflecting technological changes in hardware and software and translate current products into newly accepted hardware and software formats, in order to gain and maintain a viable market for their products. PC hardware, in particular, is steadily advancing in power and function, expanding the market for increasingly complex and flexible software products. This has also resulted in longer periods necessary for research and development of new products and a greater degree of unpredictability in the time necessary to develop products. Furthermore, the rapid changes in the market and the increasing number of new products available to consumers have increased the degree of consumer acceptance risk with respect to any specific title that TLC may publish. It is expected that this trend will continue and may become more pronounced in the future.

    TLC's rights to license many of its software products are non-exclusive and, generally, of limited duration, and there is no assurance TLC will be able to continue to obtain new products from developers or to maintain or expand its market share in the event that a competitor offers the same or similar software products. If TLC is unable to develop or acquire new products in a timely manner as revenues decrease from products reaching the end of their natural life cycle, TLC's results of operations will be adversely affected.

    Certain of TLC's products, such as THE AMERICAN GIRLS PREMIERE, THE PRINCETON REVIEW, NATIONAL GEOGRAPHIC and the SESAME STREET line of products, among others, include branded content licensed from third parties. This content is licensed pursuant to agreements with terms of finite duration and which may contain restrictions on TLC's ability to develop future products without the consent of the applicable licensor. If TLC is not able to develop future products under these agreements or enter into alternative arrangements with the same or additional licensors, TLC's operating results could be adversely affected.

    COMPETITION FOR SHELF SPACE AND PROMOTIONAL SUPPORT. Retailers of TLC's products typically have a limited amount of shelf space and promotional resources, and there is intense competition among high-quality educational software products for adequate levels of shelf space and promotional support from retailers. To the extent that the number of consumer software products and computer platforms increases, this competition for shelf space may intensify. Due to increased competition for limited shelf space, retailers and distributors are increasingly in a better position to negotiate favorable terms of sale, including price discounts and product return policies, as well as cooperative market development funds. Retailers often require software publishers to pay fees in exchange for preferred shelf space. The amounts paid to retailers by software publishers for preferred shelf space are customarily determined by arms-length negotiations on a case-by-case basis, and there is no general formula or industry standard for determining such fees. There can be no assurance that such retailers will continue to purchase TLC's products, provide TLC's products with adequate levels and quality of shelf space or continue to participate with TLC in cooperative advertising, promotional or market development arrangements. In addition, TLC has implemented new promotional programs, including coupon rebates and other various programs through print media. These programs may increase TLC's future cost of marketing and reduce future operating margins.

    SIGNIFICANT PRICE REDUCTIONS IN PERSONAL COMPUTER SOFTWARE. Recently, several major publishers of PC software, including TLC, have significantly reduced the prices of their products with the goal of gaining greater market share. The retail and wholesale prices of many of TLC's products have declined and TLC has introduced new lines of lower-priced software products. There can be no assurance that such price reductions or new product lines will result in an increase in unit sales volume or that prices will not continue to decline in the future. Such a decline would lead to a decrease in the revenues from, and gross margin on, sales of such products in the future and could result in lower cash flow or operating margins.

    RISK OF INTERNATIONAL OPERATIONS. TLC derived approximately 19% of its revenues in the year ended January 3, 1998 from sales occurring outside North America. These revenues are subject to the risks normally associated with international operations, including currency conversion risks, limitations (including taxes) on the repatriation of earnings, slower and more difficult accounts receivable collection, greater difficulty and expense in administering business abroad, complications in complying with foreign laws and the necessity of obtaining requisite export licenses, which on occasion may be delayed or difficult to obtain. In addition, the laws of foreign jurisdictions may not protect TLC's proprietary rights to the same extent as the laws of the United States. Software piracy has been, and can be expected to be, a persistent problem for participants in the "shrink-wrap" software industry, including TLC. These problems are particularly acute in certain international markets such as South America, the Middle East, the Pacific Rim and the Far East.

    PROTECTION OF PROPRIETARY RIGHTS; RISK OF INFRINGEMENT CLAIMS. TLC relies on a combination of trade secret, copyright, trademark and other proprietary rights laws and license agreements to protect its rights to its software products and related documentation. TLC does not have any patents. United States copyright law, international conventions and international treaties, however, may not provide meaningful protection against unauthorized duplication of TLC's software. TLC generally licenses its externally developed products rather than transferring title and has relied on contractual arrangements with recipients and users of its products to establish certain proprietary rights and to maintain confidentiality of those products protected by trade secret law. Consistent with standard industry practice, TLC's products generally are licensed pursuant to "shrink-wrap" licenses that are not signed by the licensee. The enforceability of such licenses has not been conclusively determined. TLC's products do not contain any mechanisms to prevent or inhibit unauthorized copying.

    TLC has registered numerous trademarks in the United States and Canada, and a smaller number in other countries, for titles or components of its products and has trademark registrations pending in the United States and other countries for various new products.

    Policing unauthorized use of a broadly disseminated product such as PC software is very difficult.
Software piracy can be expected to be a persistent problem for the "shrink-wrap" software industry. These problems are particularly acute in certain international markets such as South America, the Middle East, the Pacific Rim and the Far East.

    TLC periodically receives communications alleging or suggesting that its products may incorporate material covered by the copyrights, trademarks or other proprietary rights of third parties. With the increased use of music and animation in CD-ROM products and the increased number of software products on the market generally, TLC is likely to experience an increase in the number of infringement claims asserted against it in the future. With respect to licensed products, TLC is generally indemnified against liability on these matters. TLC's policy is to investigate the factual basis of such communications and to resolve such matters promptly by enforcing its rights, negotiating licenses (if necessary) or taking other appropriate actions.

    In certain circumstances, litigation may be necessary to enforce TLC's proprietary rights, to protect copyrights, trademarks and trade secrets and other intellectual property rights owned by TLC or its licensors, to defend TLC against claimed infringements of the rights of others and to determine the scope and validity of the proprietary rights of TLC and others. Any such litigation, whether with or without merit, could be costly and a diversion of management's attention, which could have an adverse effect on TLC's business, operating results or financial condition. Adverse determinations in litigation relating to any of TLC's products could result in the loss of TLC's proprietary rights, subject TLC to liabilities, require TLC to seek licenses from third parties or prevent TLC from selling that product.

    DEPENDENCE ON MAJOR SUPPLIER. In 1997, the production, assembly and distribution of TLC's North American line of products was performed by two units of Bertelsmann AG (collectively, "BMG"), (with the exception of school channel products and certain OEM products). TLC believes that its existing production capacity is sufficient to handle anticipated increases in volume and titles into the foreseeable future. Although TLC believes that suitable alternative suppliers exist, there can be no assurance that any termination or modification of the agreement with BMG would not result in a short-term business interruption for TLC.

    YEAR 2000 COMPLIANCE. TLC has initiated an internal study to determine whether its computer systems and related applications are Year 2000 compliant. TLC has been taking, and will continue to take, actions intended to resolve Year 2000 issues through planned replacement or upgrades of its software systems. During the execution of this project TLC has incurred, and may continue to incur, internal staff costs as well as consulting and other expenses related to enhancements necessary to prepare systems for the year 2000. Based on information currently available to it, TLC believes it will be able to modify or replace any affected systems in time to minimize any detrimental effects on operations, and that any additional associated costs will not be material to the financial condition or results of operations of TLC. TLC is in the process of determining the effect of this issue on its vendors' and customers' systems. There can be no assurance that the systems of such third parties will be Year 2000 compliant on a timely basis, or that TLC's results of operations will not be adversely affected by the failure of systems operated by third parties to properly operate in the year 2000.

    HISTORY OF LOSSES. A variety of factors may cause period-to-period fluctuations in TLC's operating results, including integration of operations resulting from acquisitions of companies, products or technologies, revenues and expenses related to the introduction of new products or new versions of existing products, changes in selling prices, customer delays in purchases in anticipation of upgrades to existing products, currency fluctuations, dealer and distributor order patterns, general economic trends or a slowdown of PC sales and seasonality of customer buying patterns. Historical operating results of TLC and its predecessors cannot be relied upon as indicative of the future performance of TLC. On an historical basis, TLC incurred net losses of $65,960,000 for the year ended January 6, 1996 (after amortization, merger and other costs of $103,172,000), $405,451,000 for the year ended January 4, 1997 (after amortization, merger and other costs of $501,330,000), $475,667,000 for the year ended January 3, 1998 (after amortization, merger and other costs of $515,016,000) and $129,408,000 for the three months ended April 4, 1998 (after amortization, merger and other costs of $156,820,000). There can be no assurance that TLC will be profitable in the future.

    CAPITAL RESOURCES. The expansion of TLC's current business involves significant financial risk and capital investment. There is no assurance that financing will be available in the future to meet the needs of TLC for additional investment.

    DEPENDENCE ON CONTINUED PERSONAL COMPUTER SALES. The success of TLC is dependent upon the continuing use of PCs, and especially multimedia PCs, in the consumer and school markets. A general decrease in unit sales of PCs or shift to an alternative means of delivery could adversely affect TLC's future results of operations.

    VOLATILITY OF STOCK PRICE. The TLC Common Stock is quoted on the New York Stock Exchange. The market price of the Common Stock, like that for the shares of many other high technology companies, has been and may continue to be volatile. Recently, the stock market in general and the shares of personal computer software companies in particular have experienced significant price fluctuations. These broad market fluctuations, as well as general economic and political conditions and factors such as quarterly fluctuations in results of operations, the announcement of technological innovations, the introduction of new products by TLC or its competitors and general conditions in the computer hardware and software industries may have a significant impact on the market price of the Common Stock.

RISKS RELATING TO BRODERBUND

    FLUCTUATIONS IN PERFORMANCE AND OPERATING RESULTS. Broderbund has experienced, and expects to continue to experience, significant fluctuations in operating results due to a variety of factors, including but not limited to, the rate of growth of the consumer software market, market acceptance of Broderbund's products or those of its competitors, the timing of new product introductions, expenses relating to the development and promotion of new product introductions, changes in pricing policies by Broderbund or its competitors, projected and actual changes in platforms and technologies, timely and successful adaptation to such platforms or technologies, the accuracy of forecasts of consumer demand, sales of personal computers, product returns, market seasonality, the timing of orders from major customers and order cancellations, and changes or disruptions in the consumer software distribution channels and the successful acquisition and integration of new businesses, products and technologies.

    Broderbund's business has generally been highly seasonal, with net revenues normally highest in the first fiscal quarter during the calendar year-end holiday selling season, lower in the second fiscal quarter, and lowest in the seasonally slow third and fourth fiscal quarters. Products are generally shipped as orders are received, therefore sales and operating results depend on the volume and timing of orders received during the fiscal quarter. Additionally, Broderbund's operating expenses are based in part on its expectations of future revenues and are relatively fixed in the short-term. Accordingly, any revenue shortfall below expectations, due to either the timing of orders received or delays in product releases, could have an immediate and significant adverse effect on Broderbund's consolidated results of operations and financial condition. Due to the foregoing factors, Broderbund believes that quarter-to-quarter comparisons of its results of operations are not necessarily meaningful and should not be relied upon as indications of future performance.

    As anticipated in a press release issued by Broderbund on June 15, 1998, and as reflected in Broderbund's financial results set forth in Form 10-Q filed with the Commission on July 14, 1998, Broderbund's financial results for the third quarter of fiscal year 1998 fell below analysts' estimates for such period. Moreover, Broderbund's future operating results and business in future quarters may be materially adversely affected as a direct or indirect result of the public announcement of the Merger including without limitation the loss of employees, deterioration in distribution or development relationships and/or distraction of senior management. See "--Risks Relating to the Merger--Share Price Fluctuation Through the Effective Time."

    INDUSTRY AND COMPETITION. End user demand for consumer software has historically been volatile in Broderbund's industry and has been affected by changing technology, limited hardware platform life cycles, hit products, competition, seasonality, consumer spending and other economic trends. Broderbund believes that this volatility in consumer demand seen in this industry will continue which could have a material adverse affect on Broderbund's future revenues. In addition, the intense competition in the consumer software business continues to accelerate as an increasing number of companies, many of which have financial, technical and/or intellectual property resources greater than those of Broderbund, offer products that compete directly with one or more of Broderbund's products. As a result, an increasingly large number of products are competing for limited consumer demand and retail shelf space. In addition, competitors have actively developed, aggressively marketed and aggressively priced, products directly competitive to those of Broderbund, including Broderbund's best-selling series, THE PRINT SHOP, which has caused a reduction in revenues, including significant revenue reductions in THE PRINT SHOP product line. Although Broderbund has taken steps to respond to such competitive pressures, there can be no assurances that Broderbund's efforts will be effective in the market or that Broderbund will be successful in regaining market share. Further, in the education category, competitors have significantly reduced retail prices on key brand and premium line products, in some cases pricing products at retail (and after rebate) at, near or below zero. Although Broderbund believes that such tactics are not sustainable in the long term, in the short term such competitive tactics have had a material, adverse effect on Broderbund's performance in the education category and may continue to do so in future periods.

    Due to changes in platforms, technologies and consumer preferences in the industry, sales of products on older platforms and in certain product lines have declined. Broderbund takes efforts to forecast such technology, life cycle and consumer demand changes, and manage such products accordingly. However, the sales of these products may continue to decline further or experience lower than expected sales levels. Retailers of Broderbund's products typically have a limited amount of shelf space and promotional resources for which there is intense competition. For example, there are 21 products available from Broderbund's Living Books product line and it has become increasingly difficult to maintain shelf space in the retail channel for all of these products. Retailers may not purchase all of these products or provide these products with adequate levels of shelf space and promotional support and although Broderbund has initiated aggressive direct-to-consumer efforts to offset such trends they may not be successful.

    Competition for employees in the consumer software business is intense as competition in the industry increases. The attraction and retention of key personnel and other creative talent, including independent developers, has intensified and become increasingly difficult. Further, like many companies in the technology sector, Broderbund relies in part on stock option grants to attract and retain key personnel. In light of the decrease in Broderbund's stock price in recent periods, the effectiveness of such benefits in attracting and retaining key personnel has diminished. There can be no assurance that Broderbund will continue to attract or retain key personnel and creative talent.

    In connection with the transactions contemplated by the Merger Agreement, Broderbund has authorized the payment of retention bonuses to certain employees in the aggregate amount of $2,000,000. There can be no assurance that payment of the aforementioned bonuses will be sufficient to retain current employees of Broderbund following announcement of, and during pendency of, the Merger.

    DEPENDENCE ON NEW PRODUCTS AND PLATFORMS. Broderbund's future success will depend in large part on its ability to develop and release new products on a timely basis and to achieve widespread market acceptance for such products. The MYST sequel product, RIVEN, was released in the first quarter of fiscal 1998, and the initial sales of the highly anticipated sequel product were the primary reason for the significant increase in net revenues for the first half of fiscal 1998 compared to prior periods. However, Broderbund does not believe that the revenues from RIVEN will continue at the rate experienced during the initial sell-in period, and there can be no assurance that the product will achieve prolonged and continued widespread market acceptance. In the third quarter of fiscal 1998, Broderbund experienced significant returns of RIVEN. There can be no assurance that revenues, including those derived from sales of this product, will increase during the subsequent fiscal quarters or that returns, including returns of RIVEN, will decrease.

    Because of complexities in technology and consumer preferences associated with developing and publishing consumer software, new product introductions can be subject to material delays. In addition, there can be no assurance that new products introduced by Broderbund will achieve any significant degree of market acceptance, or that such acceptance, if achieved, will be sustained for any length of time. Since Broderbund expects that the cost of developing and introducing new products will continue to increase, the financial risks associated with new product development will increase as will the risks associated with material delays in the introduction of such new products. Broderbund's development and introduction of entertainment titles increases the risk associated with the development and marketing of consumer software products and their market acceptance because the entertainment sector is more hit-driven, and with titles generally having a relatively shorter life-cycle compared to titles in the productivity and education segments. Further, the substantial year-over-year decline in MYST revenues was not fully replaced with the release of RIVEN, and there can be no guarantee that the shortfall from the continuing decline in MYST revenues will be replaced by other products.

    DISTRIBUTION. The distribution channels through which consumer software products are traditionally sold have been characterized by intense competition, consolidation and continuing uncertainties. Broderbund believes that this competition, consolidation and uncertainty will increase which may affect the levels at which distributors and retailers will continue to purchase Broderbund's products or provide Broderbund's products with adequate levels of shelf space and promotional support. Broderbund has experienced increasing pressure from distributors and retailers to obtain marketing and promotional funds and discounts in connection with access to shelf space, in-store promotion and sale of products, and Broderbund believes that these pressures will continue or increase.

    Broderbund also permits distributors and retailers to return products under certain circumstances and in recent periods, Broderbund has experienced an increase in the rate of returns as the competition in the distribution channel increases and as mass merchants, office and warehouse stores become an increasing percentage of Broderbund's sales in the traditional retail channel. Broderbund believes that the rate of product returns may continue at this pace, and it is possible that return rates will increase further. In particular, in the third fiscal quarter of 1998, Broderbund had experienced significant returns of RIVEN. There can be no assurance that these returns will decrease. Broderbund establishes allowances based on estimated future returns of product after considering various factors, and accordingly, if the level of actual returns exceeds management's estimates, it could have a material adverse impact on Broderbund's operating results. Further, certain distributors and retailers have experienced business and financial difficulties. Such difficulties for these or additional distributors and retailers may continue or increase which could have an adverse effect on the operating results and financial condition of Broderbund. Broderbund manufactures its products based upon estimated future sales, and accordingly, if the level of actual orders of products falls short of management's estimates, inventory levels could be excessive which could lead to inventory write-offs and have an adverse impact on Broderbund's operating results.

    Sales to a limited number of distributors and retailers have constituted and are expected to continue to constitute a substantial amount of Broderbund's revenues. Arrangements with these accounts generally may be terminated at any time by the distributor or retailer. The loss of, a significant reduction in sales to, or inability to collect receivables from, or any other adverse change in Broderbund's relationship with, any of Broderbund's principal resellers or accounts sold through such resellers could materially adversely affect Broderbund's results of operations. Broderbund's retailers and distributors compete in a volatile industry and are subject to the risk of bankruptcy or other business failure, and certain distributors and retailers have experienced difficulties. Broderbund maintains a reserve for uncollectible receivables which it believes is adequate, however, due to factors outside of Broderbund's control, the reserve may prove to be insufficient which could have an adverse effect on the operating results and financial condition of Broderbund. Broderbund has significantly increased its efforts to sell its products direct-to-consumer, including its acquisition of Parsons Technology, a direct-to-consumer software specialist, and increasing its telemarketing and Internet efforts, however there can be no guarantees that such efforts will successfully offset the changes in the retail channel.

    IMPACT OF YEAR 2000. Many computer systems were not designed to handle any dates beyond the year 1999, and therefore computer hardware and software will need to be modified prior to the Year 2000 in order to remain functional. Broderbund is still assessing the impact the Year 2000 issue will have on its internal information systems and has begun corrective efforts in these areas. Broderbund does not anticipate that addressing the Year 2000 problem for its internal information systems will have a material impact on its operations or financial results. However, there can be no guarantee that these costs will not be greater than anticipated, or that corrective actions undertaken will be completed before the Year 2000 problems could occur. Broderbund is in the process of completing testing of its product line to determine Year 2000 compliance. Broderbund does not anticipate that its products will have any significant Year 2000 issues, but there can be no assurance that Year 2000 problems will not occur or that all of the products will be Year 2000 compatible.

    Broderbund has certain key relationships with suppliers. If these suppliers fail to adequately address the Year 2000 issue for the products they provide Broderbund, this could have a material adverse impact on Broderbund's operations and financial results. Broderbund is still assessing the effect the Year 2000 issue will have on its suppliers and, at this time, cannot determine the impact it will have.

                            THE TLC SPECIAL MEETING

GENERAL

    This Joint Proxy Statement/Prospectus is being furnished to holders of TLC Common Stock, TLC Exchangeable Shares and TLC Series A Preferred Stock in connection with the solicitation of proxies by the TLC Board for use at the TLC Special Meeting to be held on August 31, 1998, at The Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142, commencing at 1:00 p.m., local time, and at any adjournment or postponement thereof.

    This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to Stockholders of TLC on or about July 31, 1998.

MATTERS TO BE CONSIDERED

    At the TLC Special Meeting, holders of TLC Common Stock, TLC Exchangeable Shares and TLC Series A Preferred Stock will be asked to consider and vote upon:

        (i) the approval of the Merger Proposal;

        (ii) the amendment of the 1990 Plan; and

       (iii) such other matters as may properly be brought before the TLC Special Meeting, or any adjournment or postponement thereof.

BOARD OF DIRECTORS' RECOMMENDATION

    The TLC Board has, by unanimous vote of all directors present, approved the Merger Proposal and the amendment to the 1990 Plan and recommends a vote FOR approval of the Merger Proposal and amendment to the 1990 Plan.

RECORD DATE AND VOTING

    TLC. Holders of record of shares of TLC Common Stock and TLC Series A Preferred Stock at the close of business on July 22, 1998 are entitled to notice of and to vote at the TLC Special Meeting. At such date there were 62,560,522 outstanding shares of TLC Common Stock, each of which will be entitled to one vote, and 750,000 outstanding shares of TLC Series A Preferred Stock, each of which is convertible into 20 shares of TLC Common Stock and entitled to 20 votes. In addition, at the TLC Special Meeting, CIBC Mellon Trust Company, as the holder of the one outstanding Special Voting Share, will be entitled to cast 9,638,363 votes. These votes represent the number of TLC Exchangeable Shares of SoftKey Software Products Inc. that were outstanding on the Record Date (other than TLC Exchangeable Shares held by TLC, its subsidiaries or any entity controlled by or under common control of TLC, if any). The TLC Exchangeable Shares are exchangeable on a one-for-one basis for TLC Common Stock. The Special Voting Share was issued to CIBC Mellon Trust Company, as Trustee (the "Trustee"), under a Voting and Exchange Trust Agreement pursuant to which each holder of a TLC Exchangeable Share (other than TLC, its subsidiaries or any entity controlled by or under common control of TLC) is entitled to instruct the Trustee to exercise one of the votes attached to the Special Voting Share for each TLC Exchangeable Share held by such holder. Accordingly, an aggregate of 87,198,885 votes may be cast at the TLC Special Meeting by holders of TLC Common Stock and TLC Series A Preferred Stock and the holder of the Special Voting Share. The representation, in person or by properly executed proxy, of the holders of a majority of all of the shares of stock entitled to vote at the TLC Special Meeting is necessary to constitute a quorum at the TLC Special Meeting.

    The approval of the Merger Proposal and the amendment to the 1990 Plan will require the affirmative vote of the holders of a majority of the votes represented by the shares of TLC Common Stock, the Special

Voting Share and the shares of TLC Series A Preferred Stock, voting together as one class, present in person or represented by proxy at the TLC Special Meeting.

    Shares of TLC Common Stock and TLC Series A Preferred Stock and the Special Voting Share, represented in person or by proxy, will be counted for the purpose of determining whether a quorum is present at the TLC Special Meeting. Shares that abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the TLC Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the TLC Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Accordingly, in determining whether the Merger Proposal and amendment to the 1990 Plan have received the requisite number of affirmative votes, abstentions and broker non-votes will have no effect on the voting on such proposals.

    As of June 30, 1998, directors and executive officers of TLC and their affiliates may be deemed to be beneficial owners of approximately 19.7% of the votes represented by the outstanding shares of TLC Common Stock, TLC Series A Preferred Stock and outstanding TLC Exchangeable Shares. Each of the directors and executive officers of TLC has advised TLC that he or she intends to vote or direct the vote of all shares of TLC Common Stock over which he or she has voting control for approval of the Merger Proposal. See "TLC--Security Ownership of Certain Beneficial Owners and Management." Stockholders of TLC who beneficially own shares of TLC Common Stock and TLC Series A Preferred Stock representing, as of June 30, 1998, 17.0% of the votes that may be cast at the TLC Special Meeting have irrevocably appointed Broderbund as proxy to vote all shares of TLC Common Stock held by such Stockholders, as of June 21, 1998 in favor of the Merger Proposal at the TLC Special Meeting. See "The Merger--Interests of Certain Persons in the Merger."

PROXIES

    This Joint Proxy Statement/Prospectus is being furnished to TLC Stockholders in connection with the solicitation of proxies by and on behalf of the TLC Board for use at the TLC Special Meeting, and is accompanied by a form of proxy.

    All shares of TLC Common Stock and TLC Series A Preferred Stock which are entitled to vote and are represented at the TLC Special Meeting by properly executed proxies received prior to or at such meeting, and not revoked, will be voted at such meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval of the Merger Proposal and the amendment to the 1990 Plan.

    Enclosed with this Joint Proxy Statement/Prospectus are materials informing holders of TLC Exchangeable Shares of their rights with respect to voting at the TLC Special Meeting and instructing such holders as to how to exercise such rights.

    If any other matters are properly presented at the TLC Special Meeting for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of TLC, at or before the taking of the vote at the TLC Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of TLC before the taking of the vote at the TLC Special Meeting, or (iii) attending the TLC Special Meeting and voting in person (although attendance at the TLC Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to The Learning Company, Inc., One Athenaeum Street, Cambridge, Massachusetts 02142, Attention: Secretary, or hand delivered to the Secretary of TLC at or before the taking of the vote at the TLC Special Meeting.

    All expenses of TLC's solicitation of proxies, including the cost of preparing and mailing this Joint Proxy Statement/Prospectus to TLC Stockholders, will be borne by TLC. In addition to solicitation by use of the mails, proxies may be solicited from TLC Stockholders by directors, officers and employees of TLC in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and TLC will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                         THE BRODERBUND SPECIAL MEETING

GENERAL

    This Joint Proxy Statement/Prospectus is being furnished to holders of Broderbund Common Stock in connection with the solicitation of proxies by the Broderbund Board for use at the Broderbund Special Meeting to be held on August 31, 1998, at the Wyndham Garden Hotel-Marin, 1010 Northgate Drive San Rafael, California 94903, commencing at 10:00 a.m., local time, and at any adjournment or postponement thereof.

    This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to Stockholders of Broderbund on or about July 31, 1998.

MATTERS TO BE CONSIDERED

    At the Broderbund Special Meeting, holders of Broderbund Common Stock will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and the Merger and such other matters as may properly be brought before the Broderbund Special Meeting, or any adjournment or postponement thereof.

BOARD OF DIRECTORS' RECOMMENDATION

    The Broderbund Board has unanimously approved the Merger Agreement and the Merger and recommends a vote FOR approval and adoption of the Merger Agreement and the Merger.

RECORD DATE AND VOTING

    The Broderbund Board has fixed July 22, 1998 as the record date for the determination of the Broderbund Stockholders entitled to notice of and to vote at the Broderbund Special Meeting. Accordingly, only holders of record of shares of Broderbund Common Stock on the Record Date will be entitled to notice of and to vote at the Broderbund Special Meeting. As of July 22, 1998, there were outstanding and entitled to vote 21,024,689 shares of Broderbund Common Stock (constituting all of the voting stock of Broderbund), which shares were held by approximately 424 holders of record. Each holder of record of shares of Broderbund Common Stock on the Record Date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Broderbund Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Broderbund Common Stock entitled to vote at the Broderbund Special Meeting is necessary to constitute a quorum at the Broderbund Special Meeting.

    The approval and adoption of the Merger Agreement and Merger will require the affirmative vote of the holders of a majority of the shares of Broderbund Common Stock outstanding on the Record Date.

    Shares of Broderbund Common Stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Broderbund Special Meeting. Shares which abstain from voting as to a particular matter, and shares held by a broker or nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Broderbund Special Meeting for purposes of determining whether a quorum exists. Because the Merger Agreement must be approved by the holders of a majority of the shares of Broderbund Common Stock outstanding on the Record Date, abstentions and broker non-votes will have the same effect as a vote against the Merger Agreement.

    As of July 22, 1998, directors and executive officers of Broderbund and their affiliates may be deemed to have or share beneficial ownership of approximately 10.8% of the outstanding shares of Broderbund Common Stock. See "Broderbund--Security Ownership of Certain Beneficial Owners and Management." A stockholder of Broderbund who beneficially owned in the aggregate approximately 8.8% of the shares of

Broderbund Common Stock outstanding as of July 22, 1998 has irrevocably appointed certain officers of TLC as proxies to vote all shares of Broderbund Common Stock held by such stockholder as of June 21, 1998 in favor of the proposal to approve and adopt the Merger Agreement and Merger at the Broderbund Special Meeting. See "The Merger--Interests of Certain Persons in the Merger."

PROXIES

    This Joint Proxy Statement/Prospectus is being furnished to Broderbund Stockholders in connection with the solicitation of proxies by and on behalf of the Broderbund Board for use at the Broderbund Special Meeting, and is accompanied by a form of proxy.

    All shares of Broderbund Common Stock which are entitled to vote and are represented at the Broderbund Special Meeting by properly executed proxies received prior to or at such meeting, and not revoked, will be voted at such meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the Merger Agreement.

    If any other matters are properly presented at the Broderbund Special Meeting for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Broderbund, at or before the taking of the vote at the Broderbund Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Broderbund before the taking of the vote at the Broderbund Special Meeting or (iii) attending the Broderbund Special Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Broderbund, 500 Redwood Boulevard, Novato, California 94948-6121, Attention: Secretary, or hand delivered to the Secretary of Broderbund at or before the taking of the vote at the Broderbund Special Meeting.

    All expenses of Broderbund's solicitation of proxies, including the cost of mailing this Joint Proxy Statement/Prospectus to Broderbund Stockholders, will be borne by Broderbund. In addition to solicitation by use of the mails, proxies may be solicited from Broderbund Stockholders by directors, officers and employees of Broderbund in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Broderbund has retained CIC International, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Broderbund Special Meeting at an estimated cost of approximately $10,000 plus reimbursement of reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Broderbund will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

    BRODERBUND STOCKHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                                   THE MERGER

BACKGROUND OF THE MERGER

    Throughout 1996 and 1997, the market for consumer software became increasingly competitive, and the software industry experienced significant consolidation. In response to these trends, Broderbund began discussions in October 1997 with representatives of DLJ to explore various strategic alternatives, including, among other things, potential strategic relationships with other companies as well as the potential sale of Broderbund to another company.

    Broderbund management and DLJ representatives continued their discussions of Broderbund's strategic alternatives throughout November and December 1997. On January 21, 1998, DLJ representatives made a formal presentation to Broderbund management and the Broderbund Board on the state of the interactive software industry and the suitability of various potential strategic partners for Broderbund.

    On January 21, 1998, Broderbund signed an engagement letter with DLJ. At its meeting on January 21, 1998, after reviewing with management Broderbund's strategic alternatives, the Broderbund Board authorized management and DLJ to contact certain potential strategic partners, including potential acquirors of Broderbund's business.

    In early February 1998, Michael J. Perik, TLC's Chief Executive Officer, and Kevin O'Leary, TLC's President, had an introductory meeting with Joseph Durrett, Broderbund's Chief Executive Officer and Mark Hattendorf, Broderbund's Group Vice President and Chief Financial Officer.

    In late March and early April 1998, Mr. O'Leary and Mr. Durrett held various discussions exploring the possibility of a business combination between TLC and Broderbund.

    On April 10, 1998, Broderbund and TLC executed a Non-Disclosure Agreement, and Broderbund provided certain financial and other confidential information to TLC for use in its due diligence review of Broderbund. The two companies continued to discuss business, financial and structural considerations regarding a potential business combination through mid-April 1998, when the companies agreed mutually to terminate formal discussions. Subsequent to the termination of these discussions, the financial advisors of the two companies continued to have intermittent conversations regarding a potential transaction.

    Prior to June 15, 1998 Broderbund held discussions with other companies as to potential strategic transactions, but none of these discussions resulted in any transactions.

    On June 15, 1998, prior to the opening of trading on the Nasdaq National Market, Broderbund issued a press release announcing, among other things, that it had retained DLJ in order to explore strategic alternatives.

    Later in the day on June 15, 1998, Joseph Reece of DLJ contacted Scott Murray, Executive Vice President and Chief Financial Officer of TLC, and expressed interest in exploring a business combination between TLC and Broderbund.

    On June 17, 1998, Mr. Durrett and Mr. Reece of DLJ held a meeting at the offices of TLC in Cambridge, Massachusetts with Mr. Perik, Mr. O'Leary, Mr. Murray, and Neal Winneg, TLC's Senior Vice President and General Counsel. The representatives of the two companies held a preliminary discussion of the feasibility of a business combination between TLC and Broderbund, as well as the potential structure and financial terms of such a combination.

    On June 17, 1998, TLC engaged BT Alex. Brown to act as its financial advisor in connection with a potential business combination with Broderbund.

    On June 18, 1998, Broderbund and Wilson Sonsini Goodrich & Rosati P.C. ("WSGR"), Broderbund's outside legal counsel, received an initial draft of the Merger Agreement from Hale and Dorr LLP, TLC's outside legal counsel. Also on June 18, representatives of the two companies and their financial and legal advisors explored potential synergies between the two companies and the operational issues associated with a potential acquisition of Broderbund by TLC.

    On June 19, 1998, the Broderbund Board met telephonically and reviewed with Broderbund management and representatives of WSGR (i) the status of the discussions between Broderbund and TLC representatives and the benefits and potential risks of a potential merger with TLC and (ii) the principal terms of the proposed Merger Agreement and related documents, including the Voting Agreements. The Broderbund Board authorized management to continue discussions with TLC as to a possible acquisition of Broderbund by TLC.

    Over the course of June 19, 20 and 21, 1998, the two companies' legal counsel and executive officers held further discussions regarding the terms of the proposed Merger Agreement and related documents, including the terms of the proposed Voting Agreements, the termination rights contained in the proposed Merger Agreement, the conditions upon which any termination fees would be payable and the amount of such fees, Broderbund's rights under the proposed Merger Agreement to consider and negotiate other acquisition proposals in certain circumstances and the representations, warranties and covenants to be made by Broderbund and TLC. In addition, Broderbund's and TLC's financial advisors had further discussions regarding valuation issues relevant to negotiation of a mutually acceptable exchange ratio for the stock of Broderbund and TLC, as well as other terms and conditions of a possible acquisition of Broderbund by TLC.

    On June 21, 1998, the Broderbund Board met telephonically to consider and vote upon the proposed Merger and related transactions. At this specially scheduled meeting, (i) management of Broderbund reported that an agreement had been reached as to the principal terms of the Merger Agreement, including the Exchange Ratio for the stock of Broderbund and TLC, (ii) the Broderbund Board considered reports from management, legal and financial advisors as to the results of their due diligence investigation of TLC, (iii) management responded to questions regarding various aspects of the proposed Merger, (iv) Broderbund's legal advisors held discussions regarding the Broderbund Board's fiduciary duties in considering a strategic business combination and reviewed proposed definitive terms of the Merger Agreement and related documents, including the Voting Agreements, (v) DLJ made a presentation to the Broderbund Board regarding the Exchange Ratio, reviewed its detailed financial analysis and pro forma and other information with respect to the companies and delivered its written opinion to the effect that, as of such date, the consideration to be received by the stockholders of Broderbund pursuant to the Exchange Ratio was fair to such stockholders from a financial point of view (a copy of this opinion is annexed hereto and stockholders are urged to review it carefully) and (vi) the Broderbund Board approved the Merger, the Merger Agreement and related agreements. See "--Opinions of Financial Advisors--Broderbund."

    On June 21, 1998, the TLC Board met telephonically to consider and vote upon the proposed Merger and related transactions. At this specially scheduled meeting, (i) management of TLC reported that an agreement had been reached as to the principal terms of the Merger Agreement, including the Exchange Ratio for the stock of Broderbund and TLC, (ii) the TLC Board considered reports from management, legal and financial advisors as to the results of their due diligence investigation of Broderbund, (iii) management responded to questions regarding various aspects of the proposed Merger, (iv) TLC's legal advisors reviewed TLC Board's fiduciary duties in considering a strategic business combination and reviewed proposed definitive terms of the Merger Agreement and related documents, including the Voting Agreements, (v) BT Alex. Brown made a presentation to the TLC Board regarding the Exchange Ratio, reviewed its detailed financial analysis and pro forma and other information with respect to the companies and delivered its oral opinion to the effect that, as of such date, the Exchange Ratio was fair to TLC from a financial point of view (a copy of this opinion is annexed hereto and stockholders are urged to review it carefully; see "--Opinions of Financial Advisors--TLC.") and (vi) the TLC Board approved the Merger, the Merger Agreement and related agreements.

    On June 21, 1998, following final approval by the Broderbund Board and the TLC Board, the Merger Agreement was executed by both companies, a Voting Agreement was executed by TLC and a principal stockholder of Broderbund and the TLC Voting Agreements were executed by Broderbund and certain principal stockholders of TLC.

    On June 22, 1998, prior to the opening of trading on the New York Stock Exchange and the Nasdaq National Market, TLC and Broderbund issued a joint press release announcing the Merger.

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS OF TLC AND BRODERBUND

    The TLC Board has, by unanimous vote of those directors present, determined that the Merger is in the best interests of TLC and its stockholders and recommends that the stockholders of TLC vote FOR approval of the Merger Proposal for the reasons set forth below.

    The Broderbund Board has unanimously determined that the Merger is in the best interests of Broderbund and its stockholders and recommends that the stockholders of Broderbund vote FOR approval and adoption of the Merger Agreement and Merger for the reasons set forth below.

REASONS FOR THE MERGER

    JOINT REASONS FOR THE MERGER

    The TLC Board and Broderbund Board each believe that the Combined Company will have the potential for greater financial strength, operational efficiencies, earning power and growth potential than either TLC or Broderbund would have on its own. The TLC Board and Broderbund Board identified a number of potential benefits of the Merger which they believe could contribute to the success of the Combined Company and thus enure to the benefit of stockholders of both companies, including the following:

    - Given the complementary nature of the product lines and distribution channels of Broderbund and TLC, the Merger may enhance the opportunity for the potential realization of the strategic objective of both companies to expand their market share and increase the Combined Company's ability to compete effectively in the highly competitive educational, reference and productivity software segments of the consumer market.

    - The broadening of the companies' product lines resulting from the Merger may enable the Combined Company to avoid excessive dependence on any particular product or group of products for a substantial portion of its revenue.

    - The Merger may provide the Combined Company with the financial resources and expanded product offerings to expand the scope of distribution of the Combined Company's products and to obtain efficiencies in the development, marketing and promotion of its product offerings.

    - The combined experience, financial resources, size and breadth of product offerings of the Combined Company may allow it to respond more quickly and effectively to technological change, increased competition and market demands in an industry experiencing rapid innovation and change.

    - The creation of a larger end-user customer base, a higher market profile and greater financial strength may present greater opportunities for marketing the products of the Combined Company. In addition, the Combined Company may be in a better position to effectively service large mass merchants in the retail channel.

    - The Merger could provide the Combined Company with a vast database of end-users who have in the past purchased products from TLC or Broderbund. The Combined Company expects to be able to market its products directly to end-user customers using these end-user names.

    - The Combined Company expects to have a stronger presence in the international market through TLC's operations in France, Germany, Holland, Ireland, the United Kingdom, Latin America and the Pacific Rim. TLC expects to be able to market the Broderbund products through these channels to expand sales.

    - Combined financial and technological resources may allow the Combined Company to compete more effectively in a rapidly consolidating market by providing the Combined Company with enhanced ability to develop new products and greater functionality for existing and future products.

    TLC'S REASONS FOR THE MERGER

    In reaching its conclusion to approve the Merger Agreement, the TLC Board considered the factors described above under "Joint Reasons for the Merger," as well as the opportunity of the TLC Stockholders to participate in the potential growth of the Combined Company after the Merger.

    In the course of its deliberations during a TLC Board meeting held on June 21, 1998, the TLC Board considered and reviewed with TLC management a number of factors relevant to the Merger, including, but not limited to, the following:
(i) historical information concerning Broderbund's and TLC's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including public reports concerning results of operations filed during the most recent fiscal year and fiscal quarter for each company with the Commission; (ii) the financial condition, results of operations and businesses of Broderbund and TLC before and after giving effect to the Merger; (iii) current financial market conditions and historical market prices, volatility and trading information with respect to the Common Stock of Broderbund and the Common Stock of TLC; (iv) the consideration to be received by Broderbund's stockholders in the Merger and the relationship between the market value of the Common Stock of TLC to be issued in exchange for each share of Common Stock of Broderbund and a comparison of comparable merger transactions; (v) the belief that the terms of the Merger Agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, are reasonable; (vi) the prospects of TLC as an independent company; (vii) detailed financial analysis and pro forma and other information with respect to the companies presented by BT Alex. Brown to the TLC Board, including BT Alex. Brown's opinion that, as of such date, the Exchange Ratio was fair to TLC from a financial point of view (a copy of this opinion is annexed hereto and stockholders are urged to review it carefully); and (viii) reports from management, legal and financial advisors as to the results of the due diligence investigation of Broderbund. The TLC Board also considered the terms of the proposed Merger Agreement, including the possible effects of the provisions regarding termination fees. In addition, the TLC Board noted that the Merger is expected to be accounted for as a pooling-of-interests under U.S. GAAP and that no goodwill is expected to be created on the books of the Combined Company as a result thereof.

    The TLC Board also considered a number of potential risks relating to the Merger, including (i) the risk that the synergies and benefits sought in the Merger would not be fully achieved, (ii) the risk that the Merger would not be consummated, and the effect of the public announcement of the Merger on the market price of TLC Common Stock, (iii) the risk that the announcement of the Merger would result in a certain degree of disruption in Broderbund's marketing efforts and (iv) the substantial charges expected to be incurred by TLC in connection with the Merger and (v) various other risks, including the risks described under "Risk Factors" herein. The TLC Board believed that these risks were outweighed by the potential benefits to be realized from the Merger.

    The foregoing discussion of the information and factors considered by the TLC Board is not intended to be exhaustive but is believed to include all material factors considered by the TLC Board. In view of the wide variety of information and factors considered, the TLC Board did not find it practical to, and did not, assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors.

    BRODERBUND'S REASONS FOR THE MERGER

    In reaching its conclusions to approve the Merger Agreement, the Broderbund Board considered the factors described above under "--Joint Reasons for the Merger," as well as the opportunity of the Broderbund Stockholders to participate in the potential growth of the Combined Company after the Merger.

    In the course of its deliberations during Broderbund Board meetings held on June 19, 1998 and June 21, 1998, the Broderbund Board considered and reviewed with Broderbund management a number of factors relevant to the Merger, including, but not limited to, the following: (i) historical information concerning Broderbund's and TLC's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including public reports concerning results of operations during the most recent fiscal year and fiscal quarter for each company with the Commission;
(ii) the financial condition, results of operations and businesses of Broderbund and TLC before and after giving effect to the Merger; (iii) current financial market conditions and historical market prices, volatility and trading information with respect to the Common Stock of Broderbund and the Common Stock of TLC; (iv) the consideration to be received by Broderbund's stockholders in the Merger and the relationship between the market value of the Common Stock of TLC to be issued in exchange for each share of Common Stock of Broderbund and a comparison of comparable merger transactions; (v) the belief that the terms of the Merger Agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;
(vi) the prospects of Broderbund as an independent company; (vii) the potential for other third parties to enter into strategic relationships with or to acquire Broderbund; (viii) detailed financial analysis and pro forma and other information with respect to the companies presented by DLJ to the Broderbund Board, including DLJ's opinion that the Exchange Ratio was fair to the stockholders of Broderbund from a financial point of view (a copy of this opinion is annexed hereto and stockholders are urged to review it carefully);
(ix) the impact of the Merger on Broderbund's customers and employees; and (x) reports from management, legal and financial advisors as to the results of their due diligence investigation of TLC. The Broderbund Board also considered the terms of the proposed Merger Agreement regarding Broderbund's rights to consider and negotiate other acquisition proposals in certain circumstances, as well as the possible effects of the provisions regarding termination fees. In addition, the Broderbund Board noted that the Merger is expected to be accounted for as a pooling-of-interests under U.S. GAAP and that no goodwill is expected to be created on the books of the Combined Company as a result thereof.

    The Broderbund Board also considered a variety of potentially negative factors in its deliberations concerning the Merger, including, but not limited to: (i) the risk that the potential benefits sought in the Merger might not be fully realized; (ii) the possibility that the Merger might not be consummated and the effect of public announcement of the Merger on (a) Broderbund's sales, operating results and stock price, (b) Broderbund's ability to attract and retain key management, sales, marketing, product development and technical personnel and (c) progress of certain development projects; (iii) the substantial charges to be incurred in connection with the Merger, including costs of integrating the businesses and transaction expenses arising from the Merger; (iv) the risk that despite the efforts of the Combined Company, key technical and management personnel might not remain employed by the Combined Company; (v) risks associated with fluctuations in TLC's stock price prior to closing of the Merger; and (vi) various other risks, including the risks described under "Risk Factors" herein. The Broderbund Board believed that these risks were outweighed by the potential benefits of the Merger.

    The foregoing discussion of the information and factors considered by the Broderbund Board is not intended to be exhaustive but is believed to include all material factors considered by the Broderbund Board. In view of the wide variety of information and factors considered, the Broderbund Board did not find it practical to, and did not, assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors.

OPINIONS OF FINANCIAL ADVISORS

    TLC

    TLC retained BT Alex. Brown Incorporated ("BT Alex. Brown") on June 17, 1998 to act as TLC's financial advisor in connection with the Merger, including rendering its opinion to the Board of Directors of TLC as to the fairness, from a financial point of view, of the Exchange Ratio to TLC. At the June 21, 1998 meeting of the TLC Board of Directors, representatives of BT Alex. Brown made a presentation with respect to the Merger and rendered to the Board its oral opinion, subsequently confirmed in writing as of the same date, that, as of such date, and subject to the assumptions made, matters considered and limitations set forth in such opinion and summarized below, the Exchange Ratio was fair, from a financial point of view, to TLC. No limitations were imposed by the Board upon BT Alex. Brown with respect to the investigations made or procedures followed by it in rendering its opinion.

    THE FULL TEXT OF BT ALEX. BROWN'S WRITTEN OPINION DATED JUNE 21, 1998 (THE "BT ALEX. BROWN OPINION"), WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED HERETO AS ANNEX B AND IS INCORPORATED HEREIN BY REFERENCE. TLC STOCKHOLDERS ARE URGED TO READ THE BT ALEX. BROWN OPINION IN ITS ENTIRETY. THE BT ALEX. BROWN OPINION IS DIRECTED TO THE BOARD, ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO TO TLC FROM A FINANCIAL POINT OF VIEW, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY TLC STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE TLC MEETING. THE BT ALEX. BROWN OPINION WAS RENDERED TO THE TLC BOARD FOR ITS CONSIDERATION IN DETERMINING WHETHER TO APPROVE THE MERGER AGREEMENT. THE DISCUSSION OF THE BT ALEX. BROWN OPINION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE BT ALEX. BROWN OPINION.

    In connection with the BT Alex. Brown Opinion, BT Alex. Brown reviewed certain publicly available financial information and other information concerning TLC and Broderbund and certain internal analyses and other information furnished to it by TLC and Broderbund. BT Alex. Brown also held discussions with the members of the senior managements of TLC and Broderbund regarding the businesses and prospects of their respective companies and the joint prospects of the Combined Company, including synergies that may be achieved thereby. In addition, BT Alex. Brown (i) reviewed the reported prices and trading activity for the common stock of both TLC and Broderbund, (ii) compared certain financial and stock market information for TLC and Broderbund with similar information for certain other companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part, (iv) reviewed the terms of the Merger Agreement and certain related documents, and (v) performed such other studies and analyses and considered such other factors as it deemed appropriate.

    In conducting its review and arriving at its opinion, BT Alex. Brown assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by or discussed with it for purposes of rendering its opinion. With respect to the information relating to the prospects of TLC and Broderbund and the joint prospects of the Combined Company, including synergies that may be achieved thereby, BT Alex. Brown assumed that such information reflected the best currently available judgments and estimates of the respective managements of TLC and Broderbund as to the likely future financial performance of TLC and Broderbund and the Combined Company. BT Alex. Brown assumed, with the consent of TLC, that the Merger will qualify for pooling-of-interests accounting treatment under U.S. GAAP and as a tax-free transaction for federal income tax purposes. BT Alex. Brown did not make and it was not provided with, an independent evaluation or appraisal of the assets of TLC and Broderbund, nor has BT Alex. Brown been furnished with any such evaluations or appraisals. In rendering its opinion, BT Alex. Brown has not been asked to consider, and did not address, the relative merits of the Merger as compared to any alternative business transactions with third parties that might exist for TLC or the effect of any such other transaction in which TLC might engage. The BT Alex. Brown Opinion is based on market, economic and other conditions as they existed and could be evaluated as of the date of the BT Alex. Brown Opinion.

    The following is a summary of the analyses performed and factors considered by BT Alex. Brown in connection with rendering the BT Alex. Brown Opinion.

    HISTORICAL FINANCIAL POSITION. In rendering its opinion, BT Alex. Brown reviewed and analyzed the historical and current financial condition of TLC which included (i) an assessment of each of TLC's and Broderbund's recent financial statements; (ii) an analysis of each of TLC's and Broderbund's revenue, growth and operating performance trends; and (iii) an assessment of each of TLC's and Broderbund's margin changes and leverage.

    HISTORICAL STOCK PRICE PERFORMANCE. BT Alex. Brown reviewed and analyzed the daily closing per share market prices and trading volume for TLC Common Stock and Broderbund Common Stock from June 20, 1996 to June 19, 1998. Although BT Alex. Brown reviewed the trading volume of TLC Common
Stock and Broderbund Common Stock, it primarily focused on the relative stock price movements of the two companies. BT Alex. Brown also reviewed the daily closing per share market prices of the TLC Common Stock and Broderbund Common Stock and compared the movement of such daily closing prices with the movement of the Nasdaq composite average over the period from June 19, 1996 to June 19, 1998. BT Alex. Brown noted that, on a relative basis, each of TLC and Broderbund underperformed the Nasdaq composite average over the two-year period. BT Alex. Brown also reviewed the daily closing per share market prices of TLC Common Stock and Broderbund Common Stock and compared the movement of such closing prices with the movement of a consumer software industry composite average (consisting of Activision, Inc., Electronic Arts Inc., GT Interactive Software Corporation, International Microcomputer Software, Inc. and Midway Games, Inc. (collectively, the "Selected Companies")), over the period from June 19, 1996 through June 19, 1998. On a relative basis each of TLC and Broderbund underperformed the composite average. This information was presented to give the TLC Board background information regarding the respective stock prices of TLC and Broderbund over the periods indicated.

    CONTRIBUTION ANALYSIS. BT Alex. Brown analyzed the relative contributions of TLC and Broderbund, as compared to TLC's pro forma ownership of approximately 81.6% of the outstanding common stock (calculated on a treasury stock basis) of the Combined Company and approximately 88.9% of the Combined Company (on an Enterprise Value (as defined below) basis), to the pro forma income statement of the combined company, based on publicly available analyst forecasts for TLC and on Broderbund management estimates for Broderbund. This analysis showed that on a pro forma combined basis (excluding (x) the effect of any synergies that may be realized as a result of the Merger and (y) non-recurring expenses relating to the Merger), TLC and Broderbund would account for approximately (i) 69.5% and 30.5%, respectively, of the combined company's pro forma 1998 revenue, 72.1% and 27.9%, respectively, of the combined company's pro forma 1998 gross margin and, 92.5% and 7.5%, respectively, of the combined company's pro forma 1998 operating income; and (ii) 73.2% and 26.8%, respectively, of the combined company's pro forma 1999 revenue, 74.1% and 25.9%, respectively, of the combined company's pro forma 1999 gross margin and, 83.5% and 16.5%, respectively, of the combined company's pro forma 1999 operating income.

    ANALYSIS OF CERTAIN OTHER PUBLICLY TRADED COMPANIES. This analysis examines a company's valuation in the public market as compared to the valuation in the public market of other selected publicly traded companies. BT Alex. Brown compared certain financial information (based on the commonly used valuation measurements described below) relating to TLC and Broderbund to certain corresponding information for the Selected Companies and TLC (together, the "Selected Public Companies"). Such financial information included, among other things, (i) common equity market valuation; (ii) capitalization

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ratios, (iii) operating performance, (iv) ratios of common equity market value as adjusted for debt and cash ("Enterprise Value") to trailing 12-month revenues and revenues for calendar years 1998 and 1999; (v) ratios of common equity value implied by the Exchange Ratio as adjusted for debt and cash ("Merger Enterprise Value") to trailing 12-month revenues and revenues for calendar year 1998 and 1999; (vi) ratios of common equity market prices per share ("Per Share Equity Value") to trailing 12-month, calendar year 1998 and calendar year 1999 earnings per share ("EPS"); and (vii) ratios of common equity prices per share implied by the Exchange Ratio ("Per Share Merger Equity Value") to trailing 12-month EPS, calendar year 1998 EPS and calendar year 1999 EPS. The financial information used in connection with the multiples provided below was based on publicly available analyst forecasts for TLC and Broderbund management estimates for Broderbund. BT Alex. Brown noted that on a trailing 12-month basis, the multiple of Enterprise Value to revenues was 5.6x for TLC and 0.8x for Broderbund, compared to a range of 0.7x to 5.6x, with a mean of 2.1x, for the Selected Public Companies; the multiple of Enterprise Value to calendar year 1998 revenues was 3.9x for TLC and 0.9x for Broderbund, compared to a range of 0.5x to 3.9x, with a mean of 1.7x, for the Selected Public Companies; and the multiple of Enterprise Value to calendar year 1999 revenues was 3.2x for TLC and 0.9x for Broderbund, compared to a range of 0.4x to 3.2x with a mean of 1.5x, for the Selected Public Companies. BT Alex. Brown further noted that the multiple of Per Share Equity Value to trailing 12-month EPS was 16.7x for TLC and 33.7x for Broderbund, compared to a range of 11.1x to 37.2x, with a mean of 23.0x, for the Selected Public Companies; the multiple of Per Share Equity Value to calendar year 1998 EPS was 15.8x for TLC and 34.4x for Broderbund, compared to a range of 10.4x to 30.7x, with a mean of 20.1x, for the Selected Public Companies; the multiple of Per Share Equity Value to calendar year 1999 EPS was 13.7x for TLC and 14.1x for Broderbund, compared to a range of 8.5x to 24.8x, with a mean of 14.2x, for the Selected Public Companies. As a result of the foregoing procedures, BT Alex. Brown noted that the multiples for TLC and Broderbund were generally within the range of the multiples for the Selected Public Companies, with TLC's revenue multiples setting the high end of such ranges.

    HISTORICAL EXCHANGE RATIO ANALYSIS. BT Alex. Brown reviewed and analyzed the historical ratio of the daily per share market closing prices of Broderbund Common Stock divided by the corresponding prices of TLC Common Stock over the one-year, six-month, three-month and one-month periods prior to June 19, 1998 (the last business day prior to announcement of the transaction). Such average exchange ratios for the aforementioned time periods were 1.5888, 1.0791, 0.7038 and 0.6370, respectively.

    ANALYSIS OF SELECTED PRECEDENT TRANSACTIONS. BT Alex. Brown reviewed the financial terms, to the extent publicly available, of sixteen proposed, pending or completed mergers and acquisitions since March 1994 in the consumer software industry (the "Selected Transactions"). BT Alex. Brown calculated various financial multiples and the premiums over market value based on certain publicly available information for each of the Selected Transactions and compared them to corresponding financial multiples and the premiums over market for the Merger, based on the Exchange Ratio of 0.80. The Selected Transactions reviewed, in reverse chronological order of public announcement, were: Sofsource, Inc./TLC (06/03/98); PF.Magic, Inc./TLC (05/07/98); Mindscape, Inc./TLC (03/05/98);
Creative Wonders, L.L.C./ TLC (10/24/97); Maxis, Inc./Electronic Arts Inc. (06/04/97); Edmark Corporation/IBM Corporation (11/13/96); Knowledge Adventure/CUC International Inc. (11/01/96); T/Maker Company/Broderbund (08/06/96); EduSoft/SoftKey International Inc. (08/01/96); Humongous Entertainment, Inc./GT Interactive Software Corporation (07/10/96); FormGen Corporation/GT Interactive Software Corporation (07/01/96); Wizard Works Group, Inc./GT Interactive Software Corporation (06/25/96); New World Computing, Inc./ The 3DO Company (05/30/96); Sierra On-Line, Inc./CUC International Inc. (02/20/96); Davidson & Associates, Inc./CUC International Inc. (02/20/96); Compton's/SoftKey International Inc. (11/30/95); The Learning Company/SoftKey International Inc. (10/30/95); Minnesota Educational Computing Corp./ SoftKey International Inc. (10/30/95); Future Vision/SoftKey International Inc. (08/01/95); Banner Blue/ Broderbund Software, Inc. (04/28/95); and The Software Toolworks, Inc./Pearson Inc. (03/31/94). BT Alex. Brown noted that (i) the multiple of the equity purchase price, as adjusted for debt and cash (the "Adjusted Purchase Price"), to LTM revenues was 1.1x for the Merger versus a range of 1.1x to 9.8x, with a mean of

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4.1x, for the Selected Transactions; (ii) the multiple of the Adjusted Purchase
Price to LTM operating income was 25.7x for the Merger versus a range of 13.7x to 61.0x, with a mean of 45.2x, for the Selected Transactions; (iii) the multiple of the Aggregate Purchase Price to net income was 38.5x for the Merger versus a range of 22.1x to 101.8x, with a mean of 71.4x, for the Selected Transactions; and (iv) the multiple of the Aggregate Purchase Price to book value was 2.6x for the Merger versus a range of 2.1x to 18.7x, with a mean of 8.6x, for the Selected Transactions.

    BT Alex. Brown also reviewed the premiums of seven of the Selected Transaction (i.e., Maxis, Inc./ Electronic Arts Inc.; Edmark Corporation/IBM; Davidson & Associates, Inc./CUC International Inc.; Sierra On-Line, Inc./CUC International Inc.; The Learning Company/SoftKey International Inc.; Minnesota Educational Computing Corp./SoftKey International Inc.; and The Software Toolworks, Inc./Pearson Inc.). BT Alex. Brown noted that these transactions were effected at a range of the premium to the target's per share market price four weeks prior to announcement and to the target's per share market price one day prior to announcement of 31.9% to 105.3%, with a mean of 64.1% and a median of 67.8%, and 1.8% to 73.3%, with a mean of 52.5% and a median of 67.7%, respectively, versus transaction premiums of 19.9% and 21.2%, respectively, for the Merger (based on the per share market price four weeks prior to and one day prior to the June 19, 1998). All multiples for the Selected Transactions were based on public information available at the time of announcement of such transaction, without taking into account differing market and other conditions during the two-year period during which the Selected Transactions occurred.

    PRO FORMA COMBINED EARNINGS ANALYSIS. BT Alex. Brown analyzed certain pro forma effects of the Merger. Based on such analysis, BT Alex. Brown computed the resulting dilution/accretion to the combined company's EPS estimates for the fiscal year ending December 31, 1998 and December 31, 1999, pursuant to the Merger before taking into account assumed potential cost savings and other synergies and before nonrecurring costs relating to the Merger. BT Alex. Brown noted that before taking into account any potential cost savings and other synergies and before certain nonrecurring costs relating to the Merger, the Merger would be approximately 10.2% dilutive to the combined company's EPS for the fiscal year ending December 31, 1998 and 0.6% dilutive to the combined company's EPS for the fiscal year ending December 31, 1999. BT Alex. Brown also noted that after taking into account potential cost savings and other synergies estimated by TLC for the fiscal year ending December 31, 1999, and before nonrecurring costs relating to the Merger, the Merger would be approximately 5.8% accretive to the combined company's EPS for the fiscal year ending December 31, 1999. There can be no assurance that the combined company will be able to realize savings and synergies in the amounts identified, or at all, following the Merger.

    RELEVANT MARKET AND ECONOMIC FACTORS. In rendering its opinion, BT Alex. Brown considered, among other factors, the condition of the U.S. stock markets, particularly in the consumer software sector, and the current level of economic activity. No company used in the analysis of certain other publicly traded companies or any transaction used in the analysis of selected precedent transactions summarized above is identical to TLC, Broderbund or the Merger. Accordingly, such analyses must take into account differences in the financial and operating characteristics of the Selected Companies and the companies in the Selected Transactions and other factors that would affect the public trading value and acquisition value of the Selected Companies and the companies in the Selected Transactions, respectively.

    While the foregoing summary describes all analyses and factors that BT Alex. Brown deemed material in its presentation to the TLC Board of Directors, it is not a comprehensive description of all analyses and factors considered by BT Alex. Brown. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. BT Alex. Brown believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, would create an incomplete view of the evaluation process underlying the BT Alex.

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
Brown Opinion. In performing its analyses, BT Alex. Brown considered general economic, market and financial conditions and other matters, many of which are beyond the control of TLC and Broderbund. The analyses performed by BT Alex. Brown are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Additionally, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be sold. Furthermore, no opinion is being expressed as to the prices at which shares of TLC Common Stock may trade at any future time.

    Pursuant to a letter agreement dated June 17, 1998 between TLC and BT Alex. Brown, the fees to date payable to BT Alex. Brown for rendering the BT Alex. Brown Opinion have been $400,000, which amount will be credited against a fee of $1.25 million, payable upon consummation of the Merger. In addition, TLC has agreed to reimburse BT Alex. Brown for its reasonable out-of-pocket expenses incurred in connection with rendering financial advisory services, including fees and disbursements of its legal counsel. TLC has agreed to indemnify BT Alex. Brown and its directors, officers, agents, employees and controlling persons, for certain costs, expenses, losses, claims, damages and liabilities related to or arising out of its rendering of services under its engagement as financial advisor. The terms of the fee arrangement with BT Alex. Brown, which TLC and BT Alex. Brown believe are customary in transactions of this nature, were negotiated at arm's length between TLC and BT Alex. Brown, and the Board of Directors of TLC was aware of such arrangements.

    The Board of Directors of TLC retained BT Alex. Brown to act as its advisor based upon BT Alex. Brown's qualifications, reputation, experience and expertise. BT Alex. Brown is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. BT Alex. Brown has acted as the lead managing underwriter of an initial public offering of the common stock of Broderbund and has previously acted as financial advisor to Broderbund. BT Alex. Brown maintains a market in the TLC Common Stock and Broderbund Common Stock and regularly publishes research reports regarding the consumer software and new media industries and the businesses and securities of TLC, Broderbund and other publicly owned companies in the consumer software and new media industries. In the ordinary course of business, BT Alex. Brown may actively trade the equity securities of TLC and Broderbund for its own account and for the account of its customers and accordingly may at any time hold a long or short position in such securities.

    BRODERBUND

    In its role as financial advisor to Broderbund, DLJ was retained to render an opinion to the Broderbund Board as to the fairness to the stockholders of Broderbund, from a financial point of view, of the Exchange Ratio. On June 21, 1998, DLJ delivered its written opinion (the "DLJ Opinion") to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the Exchange Ratio was fair to the stockholders of Broderbund from a financial point of view.

    A COPY OF THE DLJ OPINION IS ATTACHED HERETO AS ANNEX C. BRODERBUND STOCKHOLDERS ARE URGED TO READ THE DLJ OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, PROCEDURES FOLLOWED, OTHER MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY DLJ.

    The DLJ Opinion was prepared for the Broderbund Board and is directed only to the fairness of the Exchange Ratio to the stockholders of Broderbund from a financial point of view. The DLJ Opinion does not constitute a recommendation to any Broderbund stockholder as to how such stockholder should vote on the Merger, nor did it constitute a recommendation to any member of the Broderbund Board as to how

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
such member should have voted on the Merger. DLJ was not retained as an advisor or agent to Broderbund stockholders or any other person, other than as an advisor to the Broderbund Board.

    Broderbund selected DLJ as its exclusive financial advisor with respect to the Merger because DLJ is an internationally recognized investment banking firm that has substantial experience in the computer software industry and is familiar with Broderbund and TLC. As part of its investment banking business, DLJ is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

    The DLJ Opinion does not constitute an opinion as to the price at which the shares of TLC Common Stock will actually trade at any time. The Exchange Ratio was determined in arm's-length negotiations between Broderbund and TLC, in which negotiations DLJ advised Broderbund. No restrictions or limitations were imposed by Broderbund upon DLJ with respect to the investigations made or the procedures followed by DLJ in rendering its opinion.

    In arriving at its opinion, DLJ reviewed the draft of the Merger Agreement dated June 17, 1998. DLJ also reviewed financial and other information that was publicly available or furnished to it by Broderbund and TLC, including information provided during discussions with their respective managements. In addition, DLJ compared certain financial and securities data of Broderbund and TLC with various other publicly traded companies that DLJ deemed appropriate, reviewed the historical stock prices and trading volumes of Broderbund Common Stock and TLC Common Stock, reviewed prices and premiums paid in certain other business combinations that DLJ deemed appropriate, examined the relative contribution of the financial results of Broderbund and TLC to their combined operations, analyzed the impact of the Merger on the historical and projected financial results of Broderbund and TLC, and conducted such other financial studies, analyses and investigations as DLJ deemed appropriate for purposes of rendering its opinion.

    In rendering its opinion, with the consent of the Broderbund Board, DLJ (i) relied upon and assumed the accuracy, completeness and fairness of all of the financial and other information that was available to it from public sources, that was provided to it by Broderbund and TLC or their respective representatives, or that was otherwise reviewed by it, (ii) based on discussions with the respective managements of Broderbund and TLC, assumed that the publicly available financial projections supplied to it were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of Broderbund and TLC, and (iii) relied upon the estimates of the respective managements of Broderbund and TLC of the operating synergies achievable as a result of the Merger and upon its discussion of such synergies with the respective managements of Broderbund and TLC. DLJ did not make any independent investigation of any legal matters affecting Broderbund or TLC, and assumed the correctness of all legal advice given to each of them and to the Broderbund Board, including advice as to the tax consequences of the Merger. DLJ did not make any independent evaluation of the assets or liabilities of Broderbund or TLC, nor did DLJ independently verify the information reviewed by it.

    The DLJ Opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to it as of, the date of its opinion and does not speak to any date other than the date on which it was delivered. It should be understood that, although subsequent developments may affect its opinion, DLJ does not have any obligation to update, revise or reaffirm the DLJ Opinion.

    The following is a brief summary of the presentation made by DLJ to the Broderbund Board at its June 21, 1998 telephonic board meeting.

    PRO FORMA MERGER ANALYSIS. DLJ analyzed the pro forma effects resulting from the Merger on EPS of both Broderbund and TLC. DLJ reviewed these effects both with and without the operating synergies contemplated by Broderbund to result from the Merger by combining the operations of Broderbund and

TLC. The analysis indicated that the pro forma EPS, both before and after giving effect to the annual operating synergies contemplated by Broderbund to result from the Merger, would be higher in the fiscal years ending December 31, 1998 and December 31, 1999 than comparable projections for Broderbund as a stand-alone company during the same periods.

    CONTRIBUTION ANALYSIS. DLJ analyzed Broderbund's and TLC's relative contribution to the combined companies with respect to total revenues, earnings before interest and taxes ("EBIT") and net income. Its analysis was made for the actual fiscal years ended December 31, 1996 and 1997 and the projected results for the fiscal years ending December 31, 1998, 1999 and 2000. As a result of the Merger, current Broderbund stockholders will own approximately 16.9% of the fully diluted shares of TLC Common Stock after the Effective Time compared with Broderbund's contribution to the Combined Company's pro forma results for the period ended December 31, 1997 (prior to taking into account any operating synergies that may result from the Merger) of approximately 36.2% of revenues, 9.9% of EBIT, and 11.4% of net income.

    ANALYSIS OF CERTAIN OTHER PUBLICLY TRADED COMPANIES. To provide contextual data and comparative market information, DLJ compared selected historical earnings and operating and financial ratios for Broderbund to corresponding data and ratios of certain personal computer consumer software companies whose securities are publicly traded. In conducting its analysis, DLJ compared the ratios implied by the consideration to be paid to Broderbund stockholders in the Merger to the ratios implied from the market valuation of publicly traded companies selected by DLJ (the "Consumer Software Companies") based upon qualitative factors that DLJ deemed relevant based upon its experience in the personal computer consumer software industry. The Consumer Software Companies included: Activision, Inc., Electronic Arts Inc., GT Interactive Software Corp., Eidos plc and TLC. Although DLJ used these companies for comparative purposes, none of such companies is directly comparable to Broderbund. Accordingly, a complete analysis of the results cannot be limited to a quantitative review and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Consumer Software Companies and other factors that could affect the public trading value of the Consumer Software Companies as well as that of Broderbund. Data and ratios considered by DLJ included: (i) the ratio of enterprise value to (a) latest twelve months ("LTM") revenue and (b) LTM EBIT; and (ii) the ratio of market price to (a) LTM EPS and (b) estimated forward 1998 calendar ("CY1998") EPS. Enterprise value is defined as the product of stock price and total shares outstanding minus net cash. The ratio of enterprise value to LTM revenue ranged from 0.7x to 5.4x for the Consumer Software Companies and was 0.8x for Broderbund compared to an implied ratio of enterprise value to LTM revenue of 1.1x attributable to Broderbund based upon the Exchange Ratio. The ratio of enterprise value to LTM EBIT ranged from 8.7x to 27.4x for the Consumer Software Companies and was 14.6x for Broderbund compared to an implied ratio of enterprise value to LTM EBIT of 19.8x attributable to Broderbund based upon the Exchange Ratio. The ratio of market price to LTM EPS ranged from 13.8x to 40.2x for the Consumer Software Companies and was 29.0x for Broderbund compared to an implied ratio of market price to LTM EPS of 35.1x attributable to Broderbund based upon the Exchange Ratio. The ratio of market price to CY1998 EPS ranged from 13.1x to 32.4x for the Consumer Software Companies and was 22.0x for Broderbund compared to an implied ratio of market price to CY1998 EPS of 26.7x attributable to Broderbund based upon the Exchange Ratio.

    STOCK TRADING ANALYSIS. To provide contextual data and comparative market information, DLJ examined the history of the trading prices for both shares of Broderbund Common Stock and TLC Common Stock, for the previous one year, 90 trading day and 30 trading day periods. The high, low and mean prices for shares of Broderbund Common Stock over the twelve-month period ended June 19, 1998 were $37.25, $15.50 and $24.77, respectively, and the high, low and mean prices for shares of TLC Common Stock over the twelve-month period ended June 19, 1998 were $28.63, $8.50 and $17.70, respectively. The high, low and mean prices for shares of Broderbund Common Stock over the 90 trading day period ended June 19, 1998 were $26.13, $15.50 and $19.94, respectively, and the high, low and mean prices for shares of TLC Common Stock over the 90 trading day period ended June 19, 1998 were $28.63,

$15.44 and $23.69, respectively. The high, low and mean prices for shares of Broderbund Common Stock over the 30 trading day period ended June 19, 1998 were $20.19, $15.50 and $17.09, respectively, and the high, low and mean prices for shares of TLC Common Stock over the 30 trading day period ended June 19, 1998 were $28.50, $24.56 and $26.99, respectively.

    PREMIUM ANALYSIS. DLJ compared the percentage premium of the offer price over the trading price one day, one week and one month prior to the announcement date to that of seven selected comparable personal computer consumer software merger or acquisition transactions involving targets whose securities were publicly traded. The range of premiums for the selected transactions over the target's trading prices, one day, one week and one month prior to the announcement dates were 1.8% to 88.2%, 0.6% to 87.5% and 9.2% to 90.4%, respectively. For the Merger, premiums based on the Exchange Ratio and Broderbund's and TLC's Common Stock price one day, one week and one month prior to June 20, 1998 were 21.2%, 16.4% and 19.9%, respectively.

    COMPARABLE MERGER AND ACQUISITION ANALYSIS. Using publicly available information, DLJ reviewed the implied valuation multiples of 15 comparable personal computer consumer software merger transactions (the "Comparable Consumer Software Transactions"). No transaction utilized in the comparable mergers and acquisition analysis is identical to the Merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of Broderbund and TLC and other factors that could affect the acquisition value of the companies to which they are being compared. In reviewing the multiples in the Comparable Consumer Software Transactions set forth above, DLJ compared the ratios implied by the Exchange Ratio to (i) the ratio of enterprise value to LTM revenue and enterprise value to LTM EBIT implied by the consideration paid in the Comparable Consumer Software Transactions, and (ii) the ratio of market price to LTM EPS and market price to CY1998 EPS implied by the consideration paid in the Comparable Consumer Software Transactions. The ratio of enterprise value implied by the consideration paid to
(a) LTM revenue provided a range of 1.1x to 9.5x for the Comparable Consumer Software Transactions compared to 1.1x for the Merger based upon the Exchange Ratio, and (b) LTM EBIT provided a range of 4.0x to 53.7x for the Comparable Consumer Software Transactions compared to 19.8x for the Merger based upon the Exchange Ratio. The ratio of market price implied by the consideration paid to
(i) LTM EPS provided a range of 7.9x to 97.7x for the Comparable Consumer Software Transactions compared to 35.1x for the Merger based upon the Exchange Ratio, and (ii) CY1998 EPS provided a range of 35.8x to 51.2x for the Comparable Consumer Software Transactions compared to 26.7x for the Merger based upon the Exchange Ratio.

    The summary set forth above does not purport to be a complete description of the analyses performed by DLJ, but describes, in summary form, the principal elements of the presentation made by DLJ to the Broderbund Board on June 21, 1998. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the transaction and add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. DLJ did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinions. In performing its analyses, DLJ made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by

DLJ are not necessarily indicative of actual or future results, which may be significantly more or less favorable than suggested by such analyses.

    Pursuant to the terms of an engagement letter dated January 21, 1998, Broderbund agreed to pay DLJ (i) an initial retainer of $50,000 and a monthly retainer fee of $25,000 until such time as DLJ has received $100,000 (ii) a fee of $500,000 upon notification that DLJ is prepared to deliver the DLJ Opinion, irrespective of the conclusion reached therein, and an additional fee of $50,000 for each update of the DLJ Opinion and (c) an additional fee to be paid upon consummation of the Merger equal to 0.50% of the Transaction Value (as defined) less amounts paid pursuant to clauses (a) and (b) above. "Transaction Value" means the aggregate value of outstanding Broderbund Common Stock, as applicable (treating any shares issuable upon exercise of options, warrants or other rights of conversion as outstanding), plus the amount of any debt assumed, acquired, remaining outstanding, retired or defeased or preferred stock redeemed or remaining outstanding in connection with the Transaction. Broderbund has also agreed to reimburse DLJ promptly for all reasonable expenses (including the reasonable fees and out-of-pocket expenses of counsel) incurred by DLJ in connection with its engagement; and to indemnify DLJ and certain related persons against certain liabilities in connection with its engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with DLJ, which DLJ and Broderbund believe are customary in transactions of this nature, were negotiated at arm's length between Broderbund and DLJ and the Broderbund Board was aware of such arrangement, including the fact that a significant portion of the aggregate fee payable to DLJ is contingent upon consummation of the Merger.

    In the ordinary course of business, DLJ may actively trade the securities of both Broderbund and TLC for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    SEVERANCE AND BONUS AGREEMENTS.

    The Broderbund Board has authorized the payment of up to $2,000,000 in retention bonuses to certain key employees, including members of Broderbund's senior management team. These bonuses will be payable to employees who remain employed (and whose job performance and completion of assignments continue at a good or excellent level) by Broderbund until 20 business days following consummation of the Merger or are terminated prior thereto without cause.

    Pursuant to Employment Agreements between Broderbund and certain of its employees, including Dan Steever, Group Vice President and Mark Hattendorf, Group Vice President and Chief Financial Officer, the vesting of the stock options held by each such employee will be accelerated upon the involuntary termination of such employee within eighteen months after a change in control of Broderbund. If such involuntary termination occurs on or prior to October 31, 1998, the vesting of the terminated employee's options will be accelerated as to 50% of the underlying shares of stock, and if the termination occurs after October 31, 1998, the vesting of the terminated employee's options will be accelerated as to 100% of the underlying shares of stock. Pursuant to an Employment Agreement, dated March 26, 1997, between Broderbund and Joseph P. Durrett, Broderbund's Chief Executive Officer, if Mr. Durrett's employment with Broderlund terminates without cause following a change in control, Mr. Durrett shall be entitled to receive continuing payments of severance pay (less applicable withholding taxes) at a rate equal to his base salary as then in effect (but not less than $400,000 per year) for a period of 12 months from the date of such termination, and any bonus to which he would have been entitled had his employment not been terminated. In addition, the vesting of options to purchase 350,000 shares of Broderbund Common Stock held by Mr. Durrett will be fully accelerated upon a change in control of Broderbund. The Merger will constitute a change of control of Broderbund under each Employment Agreement.

    INDEMNITY ARRANGEMENTS.

    Pursuant to the Merger Agreement, TLC has, for certain time periods specified in the Merger Agreement, agreed to (i) indemnify each present director and officer of Broderbund against liabilities or expenses incurred in connection with claims arising out of or pertaining to matters occurring prior to the Effective Time of the Merger, (ii) maintain in effect directors' and officers' liability insurance for the benefit of the directors and officers of Broderbund with coverage in amount and scope at least as favorable to such persons as Broderbund's existing coverage. See "Merger Agreement--Director and Officer Indemnification."

    OWNERSHIP AND VOTING OF STOCK.

    As of June 30, 1998, directors and executive officers of TLC and their affiliates may be deemed to be beneficial owners of approximately 24.2% of the outstanding shares of TLC Common Stock (including shares issuable upon conversion of outstanding shares of Series A Preferred Stock and in exchange for outstanding TLC Exchangeable Shares). See "The Learning Company, Inc.--Security Ownership of Certain Beneficial Owners and Management."

    As of July 22, 1998, directors and executive officers of Broderbund and their affiliates may be deemed to have or share beneficial ownership of approximately 10.8% of the outstanding shares of Broderbund Common Stock. See "Broderbund--Security Ownership of Certain Beneficial Owners and Management."

    Douglas G. Carlston, a stockholder and director of Broderbund, has entered into a Voting Agreement, dated as of June 21, 1998, with TLC pursuant to which Mr. Carlston has agreed to vote all shares over which he exercises voting control (1,840,726 shares of Broderbund Common Stock) in favor of approval and adoption of the Merger Agreement and the Merger.

    Michael J. Perik, Kevin O'Leary, Thomas H. Lee Company, and Bain Capital, Inc., stockholders of TLC, have each entered into Voting Agreements, dated as of June 21, 1998, with Broderbund pursuant to which they have agreed to vote all shares of TLC Common Stock and TLC Series A Preferred Stock over which they exercise voting control (representing an aggregate of 13,253,820 votes) in favor of the Merger Proposal.

ACCOUNTING TREATMENT

    The Merger is intended to qualify as a pooling-of-interests for financial reporting purposes under U.S. GAAP. Under this method of accounting, the recorded assets and liabilities of TLC and Broderbund will be carried forward to the combined company at their recorded amounts, the operating results of the combined company will include the operating results of the Combined Company for the entire year in which the combination occurs and the reported operating results of the separate companies for periods prior to the year in which the combination occurs will be combined and restated as the operating results of the Combined Company. A condition to the Merger is that TLC shall have received a letter at the closing of the Merger from PricewaterhouseCoopers LLP regarding its concurrence with the conclusions of TLC's management as to the appropriateness of pooling-of-interests accounting, under Accounting Principles Board Opinion No. 16 and related interpretations, for the Merger. See "Merger Agreement--Conditions" and "Unaudited Pro Forma Combined Condensed Financial Statements."

    Each of the affiliates of TLC and Broderbund has executed a written agreement to the effect that such person will not transfer shares of common stock of either TLC or Broderbund during the period beginning 30 days prior to the Effective Time and ending on the date that TLC publishes financial statements which reflect 30 days of combined operations of TLC and Broderbund (which agreements relate to the ability of TLC to account for the Merger as a pooling of interests).

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion addresses the material federal income tax considerations of the Merger that are applicable to holders of Broderbund Common Stock. Broderbund stockholders should be aware that this section does not deal with all federal income tax considerations that may be relevant to particular Broderbund stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are foreign persons or who acquired their Broderbund Common Stock through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effectuated prior to or after the Merger (whether or not such transactions are in connection with the Merger), including, without limitation, the exercise of options or rights to purchase Broderbund Common Stock in anticipation of the Merger. Finally, no foreign, state or local tax considerations are addressed herein. ACCORDINGLY, BRODERBUND STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM.

    The following discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the "IRS") is not bound by such discussion and is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Merger to TLC, Broderbund and their respective stockholders.

    The Merger is intended to constitute a "reorganization" within the meaning of Section 368(a) of the Code, with each of TLC, Broderbund and Sub intended to qualify as a "party to the reorganization" under Section 368(b) of the Code, in which case the following tax consequences will result (subject to the limitations and qualifications referred to herein):

    (a) No gain or loss will be recognized by the holders of Broderbund Common Stock upon the receipt of TLC Common Stock solely in exchange for such Broderbund Common Stock in the Merger (except to the extent of cash received in lieu of fractional shares).

    (b) The aggregate tax basis of the TLC Common Stock so received by Broderbund stockholders in the Merger (including any fractional share of TLC Common Stock not actually received) will be the same as the aggregate tax basis of the Broderbund Common Stock surrendered in exchange therefor.

    (c) The holding period of the TLC Common Stock received by each Broderbund stockholder in the Merger will include the holding period for the Broderbund Common Stock surrendered in exchange therefor, provided that the Broderbund Common Stock so surrendered is held as a capital asset at the Effective Time.

    (d) Cash payments received by holders of Broderbund Common Stock in lieu of a fractional share will be treated as received in redemption of such fractional share, subject to the provisions of Section 302 of the Code, as if such fractional share of TLC Common Stock had been issued in the Merger and then redeemed by TLC.

    (e) No gain or loss will be recognized by TLC, Sub or Broderbund solely as a result of the Merger.

    Neither TLC nor Broderbund has requested a ruling from the IRS in connection with the Merger. However, it is a condition of the respective obligations of TLC and Broderbund to consummate the Merger that such parties receive opinions from their respective counsel (the "Tax Opinions") to the effect that for federal income tax purposes, the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code. These Tax Opinions neither bind the IRS nor preclude the IRS from adopting a contrary position. The Tax Opinions will be subject to certain assumptions and qualifications and will be based on the truth and accuracy of certain representations of TLC, Broderbund and Sub including representations in certain certificates of the respective managements of TLC, Broderbund and Sub.

    A successful IRS challenge to the Reorganization status of the Merger would result in a Broderbund stockholder recognizing gain or loss with respect to each share of Broderbund Common Stock surrendered equal to the difference between the stockholder's basis in such share and the fair market value, as of the Effective Time of the Merger, of the TLC Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the TLC Common Stock so received would equal its fair market value, and the stockholder's holding period for such stock would begin the day after the Merger.

    Even if the Merger qualifies as a Reorganization, a recipient of shares of TLC Common Stock would recognize gain to the extent that such shares were considered to be received in exchange for services or property (other than solely Broderbund Common Stock). All or a portion of such gain may be taxable as ordinary income. Gain would also have to be recognized to the extent that a Broderbund stockholder was treated as receiving (directly or indirectly) consideration other than TLC Common Stock in exchange for the stockholder's Broderbund Common Stock.

REGULATORY APPROVALS

    Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and specified waiting period requirements have been satisfied. On July 2, 1998, TLC and Broderbund filed notification and report forms under the HSR Act with the FTC and the Antitrust Division. At any time before or after consummation of the Merger, and notwithstanding that the HSR Act waiting period may have terminated, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking divestiture of assets of TLC or Broderbund. At any time before or after the Effective Time of the Merger, and notwithstanding that the HSR Act waiting period may have been terminated, any state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of assets of TLC or Broderbund. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

    Based on information available to them, TLC and Broderbund believe that the Merger can be effected in compliance with federal and state antitrust laws. However, there can be no assurance that a challenge to the consummation of the Merger on antitrust grounds will not be made or that, if such a challenge were made, TLC and Broderbund would prevail or would not be required to accept certain conditions, including the divestitures of assets, in order to consummate the Merger.

FEDERAL SECURITIES LAW CONSEQUENCES

    All shares of TLC Common Stock received by Broderbund stockholders in the Merger will be freely transferable, except that shares of TLC Common Stock received by persons who are deemed to be affiliates of Broderbund prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of TLC) or otherwise in compliance with (or pursuant to an exemption from) the registration requirements of the Securities Act. Persons deemed to be affiliates of Broderbund or TLC are those individuals or entities that control, are controlled by, or are under common control with, such party and generally include executive officers and directors of such party as well as certain principal stockholders of such party. The Merger Agreement requires Broderbund to use its commercially reasonable efforts to cause each of its affiliates to execute a written agreement to the effect that such person will not offer or sell or otherwise dispose of any of the shares of TLC Common Stock issued to such person in or pursuant to the Merger except in compliance with the Securities Act and the rules and regulations promulgated by the Commission thereunder. This Joint Proxy Statement/Prospectus does not cover any resales of TLC Common Stock received by affiliates of Broderbund in the Merger.

STOCK MARKET QUOTATION

    It is a condition to the Merger that the shares of TLC Common Stock to be issued pursuant to the Merger Agreement be approved for listing on the New York Stock Exchange, subject to official notice of issuance. TLC will file an application for listing the shares of TLC Common Stock on the New York Stock Exchange.

DISSENTERS' RIGHTS

    TLC STOCKHOLDERS. Under the Delaware General Corporation Law, the TLC stockholders are not entitled to dissenters' appraisal rights in connection with the Merger because TLC is not a constituent corporation in the Merger.

    BRODERBUND STOCKHOLDERS. The Broderbund stockholders are not entitled to dissenters' appraisal rights under the Delaware General Corporation Law in connection with the Merger because the Broderbund Common Stock is quoted on the Nasdaq National Market and the shares of TLC Common Stock which the Broderbund stockholder will be entitled to receive in the Merger will be listed on the New York Stock Exchange at the Effective Time.

                                MERGER AGREEMENT

    The following is a brief summary of certain provisions of the Merger Agreement, a copy of which is attached as Annex A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Merger Agreement. Stockholders of TLC and Broderbund are urged to read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the Merger.

GENERAL

    The Merger Agreement provides that, following the approval of the Merger Proposal by the stockholders of TLC, the approval and adoption of the Merger Agreement by the stockholders of Broderbund, and the satisfaction or waiver of the other conditions to the Merger, Sub will be merged with and into Broderbund, with Broderbund continuing as the Surviving Corporation, which shall be a wholly-owned subsidiary of TLC.

    If all conditions to the Merger are satisfied or waived, the Merger will become effective at the time (the "Effective Time") of the filing by the Surviving Corporation of a duly executed Certificate of Merger with the Secretary of State of the State of Delaware.

CONVERSION OF SHARES

    Upon consummation of the Merger, pursuant to the Merger Agreement, each issued and outstanding share of Broderbund Common Stock (other than shares owned by Broderbund as treasury stock or by TLC, Sub or any other wholly-owned subsidiary of TLC, all of which will be cancelled) will be converted into the right to receive 0.80 shares (the "Exchange Ratio") of TLC Common Stock. Based upon the number of outstanding shares of TLC Common Stock and Broderbund Common Stock as of the Record Date, the stockholders of Broderbund immediately prior to the consummation of the Merger will own approximately 16.2% of the outstanding shares of TLC Common Stock immediately following consummation of the Merger (including shares issuable upon conversion of outstanding shares of TLC Series A Preferred Stock and in exchange for outstanding TLC Exchangeable Shares). If any holder of shares of Broderbund Common Stock would be entitled to receive a number of shares of TLC Common Stock that includes a fraction, then, in lieu of a fractional share, such holder will be entitled to receive cash in an amount equal to such fractional share of TLC Common Stock multiplied by the average of the last reported sales price of TLC Common Stock, as reported on the New York Stock Exchange, on each of the ten trading days immediately preceding the date of the Effective Time. Each share of Sub Common Stock issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock of the Surviving Corporation.

    As soon as reasonably practicable after the Effective Time, Boston EquiServe Limited Partnership (the "Exchange Agent") will mail transmittal forms and exchange instructions to each holder of record of Broderbund Common Stock to be used to surrender and exchange certificates formerly evidencing shares of Broderbund Common Stock for certificates evidencing the shares of TLC Common Stock to which such holder has become entitled. After receipt of such transmittal forms, each holder of certificates formerly representing Broderbund Common Stock will be able to surrender such certificates to the Exchange Agent, and each such holder will receive in exchange therefor certificates evidencing the number of whole shares of TLC Common Stock to which such holder is entitled and any cash which may be payable in lieu of a fractional share of TLC Common Stock. BRODERBUND STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

    After the Effective Time, each certificate formerly representing Broderbund Common Stock, until so surrendered and exchanged, shall be deemed, for all purposes, to evidence only the right to receive the number of whole shares of TLC Common Stock which the holder of such certificate is entitled to receive in the Merger and any cash payment in lieu of a fractional share of TLC Common Stock. The holder of such unexchanged certificate will not be entitled to receive any dividends or other distributions payable by TLC until the certificate has been exchanged. Subject to applicable laws, following surrender of such certificates, such dividends and distributions, together with any cash payment in lieu of a fractional share of TLC Common Stock, will be paid without interest.

REPRESENTATIONS AND WARRANTIES

    The Merger Agreement contains various customary representations and warranties relating to, among other things: (a) due organization, valid existence and good standing of each of TLC, Broderbund and each of their respective subsidiaries and certain similar corporate matters; (b) the capital structure of each of TLC and Broderbund; (c) the authorization, execution, delivery and enforceability of the Merger Agreement, the consummation of the transactions contemplated by the Merger Agreement and related matters; (d) conflicts under their respective Certificates of Incorporation or By-Laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements filed by each of TLC and Broderbund with the Commission and the accuracy of information contained therein; (f) undisclosed liabilities; (g) the absence of certain material adverse events, changes or other actions; (h) taxes and tax returns; (i) properties; (j) intellectual property; (k) agreements, contracts and commitments; (l) litigation; (m) environmental matters; (n) compliance with laws; (o) accounting and tax matters relating to the Merger; (p) the accuracy of information supplied by each of TLC and Broderbund in connection with the Registration Statement and this Joint Proxy Statement/Prospectus; (q) labor matters; (r) employee benefit plans; (s) insurance; (t) the absence of existing discussions by Broderbund with other parties; (u) opinions of financial advisors; (v) the taking by Broderbund's Board of Directors of actions that make inapplicable to the Merger certain provisions of the Delaware General Corporation Law; (w) the Broderbund Rights Plan (as defined below); and (x) the interim operations of Sub.

CERTAIN COVENANTS

    Pursuant to the Merger Agreement, each of TLC and Broderbund has agreed that, during the period from the date of the Merger Agreement until the Effective Time, except as otherwise consented to in writing by the other party or as contemplated by the Merger Agreement, it and each of its respective subsidiaries will: (a) carry on its business in the ordinary course in substantially the same manner as previously conducted; (b) pay its debts and taxes and perform other obligations when due subject to good faith disputes over such debts, taxes or obligations; (c) use commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, management team and business relationships; (d) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, not effect certain other changes in its capitalization, and not purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with the termination of service; (e) not amend its Certificate of Incorporation or Bylaws, except as contemplated by the Merger Agreement; or (f) not take, or agree in writing or otherwise to take, any of the actions described in (a) through (e) above.

    In addition, Broderbund has agreed that, during the period from the date of the Merger Agreement until the Effective Time, except as otherwise consented to in writing by TLC or as contemplated by the Merger Agreement, it and each of its respective subsidiaries will not: (a) accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan or authorize cash payments in exchange for any options granted under any employee stock plan, except as required pursuant to the plan or any related agreements; (b) issue or sell, or authorize or propose the issuance or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or any subscriptions, rights, warrants or options to acquire, or other agreements obligating it to issue any such shares or other convertible securities, subject to certain exceptions; (c) make any material acquisitions;
(d) sell, lease, license or otherwise dispose of material properties or assets outside the ordinary course of business; (e) increase the compensation payable to its officers or employees (except for increases to non-officer employees consistent with past practices), grant additional severance or termination pay or enter into employment or severance agreements, enter into any collective bargaining agreement or establish, adopt, enter into or amend any plan for the benefit of its directors, officers, or employees; (f) incur indebtedness for money borrowed other than pursuant to credit agreements in effect as of the date of the Merger Agreement;
(g) initiate, compromise or settle any material litigation or arbitration except in connection with the Merger Agreement or the transactions contemplated thereby; (h) except in the ordinary course of business modify, amend or terminate any material contracts or release material rights or claims; (i) make any material tax election, settle or compromise any material tax liability or amend any material tax return except in the ordinary course of business; (j) except as required by generally accepted accounting principles, change its methods of accounting; (k) make or commit to make any capital expenditures in excess of $1,000,000 in the aggregate; (l) license any intellectual property rights to or from any third party pursuant to an arrangement that involves a minimum commitment or advance exceeding $500,000 or royalties at a rate exceeding 20%; (m) except pursuant to existing commitments, make cash disbursements exceeding $1,000,000 for any single item or related series of items; (n) close any facility or office; (o) invest funds and instruments maturing more than 90 days after the date of investment; or (p) adopt or implement any stockholder rights plan that could impede or restrict the consummation of the transactions contemplated by the Merger Agreement.

    Pursuant to the Merger Agreement, TLC and Broderbund each have agreed to use commercially reasonable efforts to (a) take all appropriate action to consummate the transactions contemplated by the Merger Agreement as promptly as practical,
(b) obtain any consents, licenses, permits, waivers, approvals, authorizations or orders from governmental entities or other third parties required in connection with the transactions contemplated by the Merger Agreement and (c) make all necessary filings and submissions with respect to the transactions contemplated by the Merger Agreement under federal and state securities laws, antitrust laws and other applicable laws. TLC and Broderbund have also agreed to use commercially reasonable efforts to obtain any governmental clearances required under antitrust laws for the closing of the Merger. TLC is entitled to direct any governmental proceedings or negotiations relating to the foregoing, provided that it has agreed to provide Broderbund with a reasonable opportunity to participate therein. TLC and its subsidiaries are not required either to divest any of their businesses, product lines or assets or take other action that would reasonably be expected to have a material adverse effect on TLC or on TLC or the Combined Company, or to take any action with respect to such government approvals if the Department of Justice or the Federal Trade Commission authorizes its staff to seek a preliminary injunction or restraining order to enjoin consummation of the Merger.

NO SOLICITATION

    The Merger Agreement provides that Broderbund will not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent, (a) solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets (other than the sale of Broderbund's products or used equipment in the ordinary course of business), sale of shares of capital stock (including without limitation by way of a tender offer but excluding sales pursuant to existing employee and director stock plans) or similar transaction involving Broderbund or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement (any of the foregoing inquiries or proposals being referred to as an "Acquisition Proposal"), (b) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (c) agree to or recommend any Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in the Merger Agreement shall prevent Broderbund or its Board of Directors from (i) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or agreeing to (with the terms of any such agreement being subject to termination of the Merger Agreement in accordance with its terms) or recommending an unsolicited bona fide written Acquisition Proposal to the stockholders of Broderbund, if and only to the extent that (1) the Board of Directors of Broderbund believes in good faith (after consultation with its financial advisor) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and would, if consummated, result in a transaction more favorable than the transaction contemplated by the Merger Agreement (any such more favorable Acquisition Proposal being referred to as a "Superior Proposal") and Broderbund's Board of Directors determines in good faith after consultation with outside legal counsel that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to such party than those contained in the agreement dated April 10, 1998 between TLC and Broderbund; or (ii) complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal or making any disclosure to Broderbund's stockholders if, in the good faith judgment of Broderbund's Board of Directors, after consultation with outside legal counsel, such disclosure is required by applicable law.

    Broderbund has agreed to notify TLC (orally and in writing) within one day of receipt of any Acquisition Proposal or request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of Broderbund by any person or entity that informs Broderbund that it is considering making, or has made, an Acquisition Proposal. In addition to indicating in reasonable detail the identity of any offeror and the terms and conditions of any proposal, Broderbund has agreed to continue to keep TLC informed on a current basis of the status of any discussions and all material terms being discussed or negotiated.

RELATED MATTERS AFTER THE MERGER

    At the Effective Time, Sub will be merged with and into Broderbund, and Broderbund will be the surviving corporation (the "Surviving Corporation") and a wholly-owned subsidiary of TLC. Each share of Sub Common Stock issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

    The Certificate of Incorporation of Broderbund, as in effect immediately prior to the Effective Time and as the capitalization provisions are amended in accordance with the provisions of the Merger Agreement, will become the Certificate of Incorporation of the Surviving Corporation. The Bylaws of Sub, as in effect immediately prior to the Effective Time, will become the Bylaws of the Surviving Corporation.

    After the Effective Time, all shares of Broderbund Common Stock will cease to be listed on the Nasdaq National Market, and the Surviving Corporation will terminate the registration of Broderbund Common Stock under the Exchange Act.

STOCK OPTIONS AND EMPLOYEE BENEFITS

    At the Effective Time, each outstanding option to purchase shares of Broderbund Common Stock (a "Broderbund Stock Option") shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Broderbund Stock Option, the number of shares of TLC Common Stock (rounded down to the nearest whole number) as the holder of such Broderbund Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time. The exercise price per share of each such option, as so converted, will be equal to (x) the aggregate exercise price for the shares of Broderbund Common Stock otherwise purchasable pursuant to such Broderbund Stock Option immediately prior to the Effective Time divided by (y) the number of whole shares of TLC Common Stock deemed purchasable pursuant to such

Broderbund Stock Option as determined above (rounded up to the nearest whole cent). As of July 22, 1998, options to acquire 3,197,821 shares of Broderbund Common Stock were outstanding.

    TLC has agreed to reserve for issuance a sufficient number of shares of TLC Common Stock for delivery upon exercise of the Broderbund Stock Options assumed as described above. As soon as practicable after the Effective Time, TLC will file a registration statement on Form S-8 with respect to the shares of TLC Common Stock subject to such options and will use its best efforts to maintain the effectiveness of such registration statement for so long as such options remain outstanding.

    Broderbund has agreed to terminate its Employee Stock Purchase Plan in accordance with its terms as of or prior to the Effective Time.

STOCKHOLDERS RIGHTS PLANS

    Broderbund entered into a Preferred Share Rights Agreement dated as of May 1, 1996 with Chemical Mellon Shareholder Services, L.L.C. (the "Broderbund Rights Plan"). The Broderbund Rights Plan has been amended to provide that the transactions contemplated by the Merger Agreement are exempt from the provisions of the Broderbund Rights Plan.

DIRECTOR AND OFFICER INDEMNIFICATION

    The Merger Agreement provides that, from and after the Effective Time, TLC and the Surviving Corporation will indemnify and hold harmless each present and former director and officer of Broderbund against all costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to any matter existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, or at or after the Effective Time, to the fullest extent permitted under Delaware law. TLC and the Surviving Corporation shall also be obligated to advance expenses as incurred to the fullest extent permitted under applicable law, provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

    For a period of six years after the Effective Time, TLC shall cause the Surviving Corporation to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are covered as of the date of the Merger Agreement by Broderbund's directors' and officers' liability insurance policy, with coverage in an amount and scope at least as favorable as Broderbund's existing coverage; provided that neither TLC nor the Surviving Corporation shall be required to expend in excess of 150% of the annual premium paid by Broderbund as of the date of the Merger Agreement for such coverage.

CONDITIONS

    The respective obligations of TLC and Broderbund to effect the Merger are subject to the satisfaction (or waiver) of the following conditions: (a) the Merger Proposal shall have been approved by the stockholders of TLC and the Merger Agreement shall have been approved and adopted by the stockholders of Broderbund; (b) the waiting period applicable to the consummation of the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended shall have expired or been terminated; (c) all material governmental authorizations, consents, orders or approvals shall have been obtained; (d) the Registration Statement shall have become effective and shall not be the subject of a stop order or proceedings seeking a stop order; (e) no order, injunction or judgment, or statute, rule or regulation, shall be in effect that makes the Merger illegal or otherwise prohibits the consummation of the Merger; and (f) TLC and Broderbund shall have received a letter from PricewaterhouseCoopers LLP regarding its concurrence with the conclusions of TLC's management as to the appropriateness of accounting for the

Merger as a pooling-of-interests under Accounting Principles Board Opinion No.
16. See "The Merger-- Accounting Treatment."

    In addition, the obligations of TLC and Sub to effect the Merger are subject to the satisfaction of the following conditions: (a) the representations and warranties of Broderbund in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for changes contemplated by the Merger Agreement and breaches which, individually or in the aggregate, have not had and are not reasonably likely to have a material adverse effect upon either Broderbund or the consummation of the transactions contemplated by the Merger Agreement (the "Broderbund Representation Bringdown Condition"); (b) Broderbund shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date (the "Broderbund Covenant Condition"); and (c) TLC shall have received a written legal opinion to the effect that the Merger will be treated for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code (see "The Merger--Certain Federal Income Tax Considerations"). In addition, the obligations of Broderbund to effect the Merger are subject to the satisfaction of the following conditions: (a) the representations and warranties of TLC in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for changes contemplated by the Merger Agreement and breaches which, individually or in the aggregate, have not had and are not reasonably likely to have a material adverse effect upon either TLC or the consummation of the transactions contemplated by the Merger Agreement (the "TLC Representation Bringdown Condition"); (b) TLC shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date (the "TLC Covenant Condition");
(c) Broderbund shall have received a written legal opinion to the effect that the Merger will be treated for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code (see "The Merger--Certain Federal Income Tax Considerations"); and (d) the shares of TLC Common Stock to be issued in the Merger shall have been approved for listing on the New York Stock Exchange.

TERMINATION; TERMINATION FEES AND EXPENSES

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of TLC and Broderbund:

    (a) by mutual written consent of TLC and Broderbund; or

    (b) by either TLC or Broderbund if the Merger shall not have been consummated by December 31, 1998 (the "Outside Date") (provided that the right to terminate the Merger Agreement under this clause shall not be available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

    (c) by either TLC or Broderbund if a Governmental Entity (as defined in the Merger Agreement) shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

    (d) by TLC or Broderbund if (i) at the Broderbund Special Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Broderbund in favor of the Merger Agreement shall not have been obtained; or if
(ii) at the TLC Special Meeting (including any adjournment or postponement), the requisite vote of the stockholders of TLC in favor of the Merger Proposal shall not have been obtained (provided that the right to terminate the Merger Agreement under this clause will not be available to any party seeking termination who at the time is in breach of or has failed to fulfill its obligations under the Merger Agreement); or

    (e) by TLC, if (i) the Board of Directors of Broderbund shall have withdrawn or modified its recommendation of the Merger Agreement or the Merger; (ii) after the receipt by Broderbund of an Acquisition Proposal, TLC requests in writing that the Board of Directors of Broderbund reconfirm its recommendation of the Merger Agreement or the Merger and the Board of Directors of Broderbund fails to do so within 10 business days after its receipt of TLC's request; (iii) the Board of Directors of Broderbund shall have recommended to the stockholders of Broderbund an Alternative Transaction (as defined below); (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of Broderbund Common Stock is commenced (other than by TLC or an affiliate of TLC) and the Board of Directors of Broderbund recommends that the stockholders of Broderbund tender their shares in such tender or exchange offer; or (v) for any reason Broderbund fails to call and hold the Broderbund Special Meeting by the Outside Date;

    (f) by Broderbund, if (i) the Board of Directors of TLC shall have withdrawn or modified its recommendation of the Merger Agreement or the Merger; or (ii) for any reason TLC fails to call and hold the TLC Special Meeting by the Outside Date; or

    (g) by TLC or Broderbund, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in the Merger Agreement, which breach causes the Broderbund Representation Bringdown Condition or the Broderbund Covenant Condition (in the case of a termination by TLC) or the TLC Representation Bringdown Condition or the TLC Covenant Condition (in the case of a termination by Broderbund) not to be satisfied.

    In the event of any termination of the Merger Agreement by either TLC or Broderbund as provided above, the Merger Agreement will become void and there will be no liability or obligation on the part of TLC, Broderbund, Sub or their respective officers, directors, stockholders or affiliates, except as set forth in certain sections of the Merger Agreement, provided that any such termination shall not limit liability for any willful breach of the Merger Agreement and the provisions described below with respect to expense reimbursements and termination fees shall survive.

    Except as set forth below, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (other than expenses incurred with respect to the printing and filing of this Joint Proxy Statement/Prospectus and the Registration Statement, which shall be shared equally) shall be paid by the party incurring such expenses.

    Broderbund has agreed to pay TLC up to $2,000,000 as reimbursement for expenses of TLC actually incurred relating to the transactions contemplated by the Merger Agreement prior to termination (including fees and expenses of TLC's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of the Merger Agreement by TLC (i) under the circumstances described in paragraphs (d), (e) or
(g) above or (ii) under the circumstances described in paragraph (b) above as a result of the failure to satisfy the Broderbund Representation Bringdown Condition.

    Broderbund has agreed to pay TLC a termination fee of $22,500,000 (the "TLC Termination Fee") upon the earliest to occur of the following events: (i) termination of the Merger Agreement by TLC under the circumstances described in paragraph (e) above; (ii) the termination of the Merger Agreement by TLC under the circumstances described in paragraph (g) above after a breach by Broderbund of the Merger Agreement; or (iii) the termination of the Merger Agreement by TLC under the circumstances described in paragraph (d) above as a result of the failure to receive the requisite vote for approval of the Merger by the stockholders of Broderbund at the Broderbund Special Meeting if, at the time of such failure, there shall have been announced an Alternative Transaction relating to Broderbund which shall not have been absolutely and unconditionally withdrawn and abandoned.

    TLC has agreed to pay Broderbund up to $2,000,000 as reimbursement for expenses of Broderbund actually incurred relating to the transactions contemplated by the Merger Agreement prior to termination (including fees and expenses of Broderbund's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of the Merger Agreement by Broderbund (i) under the circumstances described in paragraphs (d), (f) and (g) above or (ii) under the circumstances described in paragraph (b) above as a result of the failure to satisfy the TLC Representation Bringdown Condition

    TLC has agreed to pay Broderbund a termination fee of $22,500,000 (the "Broderbund Termination Fee") upon the earliest to occur of the following events: (i) termination of the Merger Agreement by Broderbund under the circumstances described in paragraph (f) above; (ii) termination of the Merger Agreement by Broderbund under the circumstances described in paragraph (g) above after a breach by TLC of the Merger Agreement; or (iii) termination of the Merger Agreement by Broderbund under the circumstances described in paragraph
(d) above as a result of the failure to receive the requisite vote for approval of the Merger Agreement and the Merger by the stockholders of TLC at the TLC Special Meeting if, at the time of such failure, there shall have been announced an Alternative Transaction relating to TLC which shall not have been absolutely and unconditionally withdrawn and abandoned.

    As used in the Merger Agreement, "Alternative Transaction" means either (i) a transaction pursuant to which any person (or group of persons), other than TLC or Broderbund or their respective affiliates (a "Third Party"), acquires more than 20% of the outstanding shares of Broderbund Common Stock or TLC Common Stock, as the case may be, pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving Broderbund or TLC pursuant to which any Third Party acquires more than 20% of the outstanding shares of Broderbund Common Stock or TLC Common Stock, as the case may be, or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any Third Party acquires control of assets (including for this purpose the outstanding equity securities of subsidiaries of Broderbund or TLC, and the entity surviving any merger or business combination including any of them) of Broderbund or TLC having a fair market value equal to more than 20% of the fair market value of all the assets of Broderbund or TLC, as the case may be, immediately prior to such transaction (except for sale of products or used equipment in the ordinary course of business), or (iv) any public announcement by a Third Party of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

    If applicable, any expenses and fees payable as described above shall be paid within one business day after the first to occur of the relevant termination events.

AMENDMENT AND WAIVER

    The Merger Agreement may be amended by the respective Boards of Directors of TLC and Broderbund at any time before or after approval by the stockholders of either party of the matters presented in connection with the Merger. After any such stockholder approval, however, no amendment may be taken which by law requires further approval by such stockholders until such further approval has been obtained.

                           THE LEARNING COMPANY, INC.

BUSINESS

    The information in this section pertains to the business of TLC as it is currently conducted without giving effect to the Merger.

    OVERVIEW

    TLC develops and publishes a broad range of high quality branded consumer software for PCs that educate across every age category, from young children to adults. TLC's primary emphasis is in education and reference software, but it also offers a selection of lifestyle, productivity and, to a lesser extent, entertainment products, both in North America and internationally.

    TLC's educational products are principally sold under a number of well known brands, including The Learning Company, MECC and Creative Wonders brands. TLC develops and markets educational products for children ages 18 months to 7 years in the popular "Reader Rabbit" family, which includes both single-subject and multi-subject titles such as READER RABBIT'S READING 1, READER RABBIT'S MATH 1, and READER RABBIT'S TODDLER, READER RABBIT'S PRESCHOOL, READER RABBIT'S KINDERGARTEN and READER RABBIT'S 1ST GRADE. TLC also publishes educational products for this age group based on the popular SESAME STREET and MADELINE characters, among others. For children seven years and older, TLC develops and markets engaging educational products such as the long-running "Trail" series, which includes THE OREGON TRAIL 3RD EDITION, as well as products based on the popular THE BABY-SITTERS CLUB books. During 1997, TLC launched THE AMERICAN GIRLS PREMIERE title, which is marketed towards girls in this age group.

    TLC's reference products include the "Compton's Home Library" line which includes, among others, COMPTON'S INTERACTIVE ENCYCLOPEDIA and COMPTON'S 3-D WORLD ATLAS DELUXE. In addition, TLC offers a line of medical reference products that includes BODYWORKS, HOME MEDICAL ADVISOR and MOSBY'S MEDICAL ENCYCLOPEDIA. TLC's productivity line is marketed under the SoftKey and the Creative Office brands. TLC also publishes a lower-priced line of products in box version under the Key and Classics brands and a jewel-case only version under the SoftKey brand.

    TLC develops and markets several different lines of software designed to teach children and adults such foreign languages as French, German, Spanish and Japanese. These lines include, among others, the LEARN TO SPEAK and BERLITZ lines of products.

    TLC also offers an Internet filtering product, CYBER PATROL, which allows parents and teachers to choose what content on the Internet is appropriate for children.

    TLC distributes its products through retail channels, including direct sales to computer electronics stores, office superstores, mass merchandisers, discount warehouse stores and software specialty stores which control over 23,000 North American storefronts. TLC also sells its products directly to consumers through the mail, telemarketing and the Internet, and directly to schools. TLC's international sales are conducted from subsidiaries in Germany, France, Holland, Ireland, the United Kingdom, Australia and Japan. TLC also derives revenue from licensing its products to original equipment manufacturers (OEMs) which bundle TLC's products for sale with computer systems or components and through on-line offerings.

    TLC has a history of acquiring companies in order to broaden its product lines and sales channels. In July 1998, TLC completed its acquisition of Sofsource, a publisher of teen and adult mathematics and language software products. In May 1998, TLC completed the acquisition of PF.Magic, a publisher of virtual life software. In March 1998, TLC and certain of its affiliates completed the acquisition of Mindscape, a publisher of educational, productivity and entertainment software. During 1997, TLC completed a number of small complementary acquisitions in the educational software segment. During the third quarter of 1997, TLC acquired Learning Services (a national school software catalog for teachers),

Skills Bank (a developer of older age and remedial educational software for schools) and Microsystems (an Internet filtering publisher and creator of CYBER PATROL). During the fourth quarter of 1997, TLC and certain of its affiliates acquired control of Creative Wonders (a developer of branded children's educational software) and acquired TEC Direct (the publisher of an educational consumer software catalog).

    In May 1996, TLC consummated the acquisition of MECC, an educational software publisher. That acquisition, together with the acquisitions in December 1995 of The former Learning Company and Compton's, marked the completion of TLC's strategic initiative to expand its educational software franchise.

    TLC was incorporated in California in October 1978 and reincorporated in Delaware in October 1986. In October 1996, TLC changed its name from SoftKey International Inc. to The Learning Company, Inc. to reflect its expanded emphasis on educational software. TLC's executive offices are located at One Athenaeum Street, Cambridge, Massachusetts 02142. Its telephone number is (617) 494-1200, and its internet web site is located at http:/www.learningco.com.

                       SECURITY OWNERSHIP OF THE COMPANY

    The following table sets forth information with respect to the beneficial ownership of the shares of TLC Common Stock as of June 30, 1998 held by (i) TLC's Chief Executive Officer and the other executive officers listed in TLC's Summary Compensation Table below (collectively, the "TLC Named Executive Officers"), (ii) each current director of TLC, (iii) all current directors and executive officers as a group and (iv) each person known to TLC to own beneficially more than 5% of the shares outstanding.

                                                                                         NUMBER OF
                                                                                           SHARES       APPROXIMATE
                                                                                        BENEFICIALLY    PERCENTAGE
NAME                                                                                      OWNED(1)         OWNED
--------------------------------------------------------------------------------------  ------------  ---------------
Lamar Alexander(2)....................................................................        97,500             *
Michael A. Bell(2)....................................................................       166,871             *
Anthony J. DiNovi(3)..................................................................     9,146,340          13.3%
Robert Gagnon(4)......................................................................       255,485             *
R. Scott Murray(5)....................................................................       197,326             *
Mark E. Nunnelly(6)...................................................................     3,414,640           5.4%
Kevin O'Leary(7)......................................................................     1,087,857           1.8%
David E. Patrick(2)...................................................................       217,833             *
Michael J. Perik(8)...................................................................     1,278,781           2.1%
Kathryn M. Quinby-Johnson(9)..........................................................       109,228             *
Carolynn Reid-Wallace(2)..............................................................        28,750             *
Robert A. Rubinoff(10)................................................................       201,330             *
Scott M. Sperling(3)(11)..............................................................     9,346,961          13.5%
Paul J. Zepf(12)......................................................................     2,440,020           3.9%
All current directors and executive officers as a group                                                           %
  (16 persons)(13)....................................................................    18,895,684          24.2
Affiliates of Bain Capital, Inc.(6)...................................................     3,414,640           5.4%
  c/o Bain Capital, Inc.
  Two Copley Place
  Boston, Massachusetts 02116
Affiliates of Thomas H. Lee Company(3)................................................     9,146,340          13.3%
  c/o Thomas H. Lee Company
  75 State Street
  Boston, Massachusetts 02109
Tribune Company(14)...................................................................     5,210,796           8.7%
  435 North Michigan Avenue
  Chicago, Illinois 60611

------------------------

  * Represents less than 1% of the outstanding shares of TLC Common Stock.

 (1) Unless otherwise indicated, each person or entity named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity. The information contained in this table is based upon information contained in the filings by such persons or entities under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended.

 (2) Consists of shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998.

 (3) Certain affiliates of Thomas H. Lee Company, including Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P., THL-CCI Limited Partnership, Anthony J. DiNovi and Scott M. Sperling, own 457,317 shares of TLC Series A Preferred Stock, which were convertible as of

     June 30, 1998 into 9,146,340 shares of TLC Common Stock. Each of Messrs. DiNovi and Sperling, directors of TLC, is the direct owner of 1,628 shares of TLC Series A Preferred Stock, which were convertible as of June 30, 1998 into 32,560 shares of TLC Common Stock. Messrs. DiNovi and Sperling are also Managing Directors of Thomas H. Lee Company and therefore may be deemed to have shared voting and investment power with respect to the shares of TLC Series A Preferred Stock owned by the affiliates of Thomas H. Lee Company. Each of Messrs. DiNovi and Sperling disclaims beneficial ownership of all shares of TLC Series A Preferred Stock other than those shares he owns directly. Based upon information contained in a Schedule 13D dated December 12, 1997 filed with the SEC.

 (4) Consists of 15,000 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998 and 240,485 shares of TLC Common Stock issuable upon exchange of TLC Exchangeable Shares owned by a corporation wholly-owned by Mr. Gagnon.

 (5) Consists of 196,466 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998 and 860 shares of TLC Common Stock issuable upon exchange of TLC Exchangeable Shares owned by Mr. Murray.

 (6) Certain affiliates of Bain Capital, Inc., including Bain Capital Fund V, L.P., Bain Capital Fund V-B, L.P., BCIP Associates, L.P., BCIP Trust Associates, L.P. and Brookside Capital Partners Fund, L.P., own 170,732 shares of TLC Series A Preferred Stock, which were convertible as of June 30, 1998 into 3,414,640 shares of TLC Common Stock. Mr. Nunnelly, a director of TLC, is a Managing Director of Bain Capital, Inc. and therefore may be deemed to have shared voting and investment power with respect to the shares of TLC Series A Preferred Stock owned by the affiliates of Bain Capital, Inc. Mr. Nunnelly disclaims beneficial ownership of all shares of TLC Series A Preferred Stock. Based upon information contained in a
     Schedule 13D dated December 12, 1997 filed with the SEC.

 (7) Consists of 350,000 shares of TLC Common Stock owned directly by Mr. O'Leary, 525,699 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998 and 212,158 shares of TLC Common Stock issuable upon exchange of TLC Exchangeable Shares owned by a corporation wholly-owned by Mr. O'Leary.

 (8) Consists of 407,960 shares of TLC Common Stock owned directly by Mr. Perik, 867,700 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998 and 3,121 shares of TLC Common Stock issuable upon exchange of TLC Exchangeable Shares owned by Mr. Perik.

 (9) Consists of 316 shares of TLC Common Stock owned directly by Ms. Quinby-Johnson and 108,912 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998.

(10) Consists of 146,330 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998 and 55,000 shares of TLC Common Stock issuable upon exchange of TLC Exchangeable Shares owned by a corporation over which Mr. Rubinoff exercises investment and voting power.

(11) Consists of 200,621 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998 and shares of TLC Common Stock issuable pursuant to the conversion of TLC Series A Preferred Stock held directly and beneficially by Mr. Sperling. See note (3) above.

(12) Consists of 1,000 shares of TLC Common Stock owned directly by Mr. Zepf and 2,439,020 shares of TLC Common Stock issuable upon the conversion of TLC Series A Preferred Stock owned by certain affiliates of Centre Partners Management LLC. Certain affiliates of Centre Partners Management LLC, including Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre

     Capital Offshore Investors II, L.P., State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P., own 121,951 shares of TLC Series A Preferred Stock, which were convertible as of June 30, 1998 into 2,439,020 shares of TLC Common Stock. Mr. Zepf, a director of TLC, is a Managing Director of Centre Partners Management LLC and therefore may be deemed to have shared voting and investment power with respect to the shares of TLC Series A Preferred Stock owned by the affiliates of Centre Partners Management LLC. Mr. Zepf disclaims beneficial ownership of all shares of TLC Series A Preferred Stock. Based upon information contained in a Schedule 13D dated December 12, 1997 filed with the SEC.

(13) Includes (i) 2,624,784 shares of TLC Common Stock issuable pursuant to stock options exercisable within 60 days after June 30, 1998, (ii) 511,624 shares of TLC Common Stock issuable upon exchange of TLC Exchangeable Shares and (iii) 15,000,000 shares of TLC Common Stock issuable upon conversion of 750,000 shares of TLC Series A Preferred Stock. Does not include securities beneficially owned by Kathryn Quinby-Johnson, who is a TLC Named Executive Officer but who was no longer an executive officer of TLC on June 30, 1998.

(14) Based upon information contained in Amendment No. 2 to a Schedule 13D dated April 16, 1996 filed with the SEC.

EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation of the TLC Named Executive Officers for each of the last three years:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM COMPENSATION
                                                                                          -----------------------------
                                                                  ANNUAL COMPENSATION     SECURITIES
                                                                ------------------------  UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR     SALARY ($)    BONUS ($)   OPTIONS (#)  COMPENSATION ($)
---------------------------------------------------  ---------  -----------  -----------  -----------  ----------------
Michael J. Perik...................................       1997     400,000     300,000       517,500          --    (1)
  Chairman of the Board                                   1996     400,000     312,125     1,000,000          --
  and Chief Executive Officer                             1995     300,000       --          475,000        33,847

R. Scott Murray....................................       1997     250,000      179,374      230,000(2)
  Executive Vice President                                1996     250,000      125,000      100,000          --    (3)
  and Chief Financial Officer                             1995     230,000       30,000      100,000      -- 37,260

                                                          1997     400,000     300,000       475,499          --    (4)
Kevin O'Leary......................................       1996     400,000     312,125     1,000,000          --
  President                                               1995     300,000       --          475,000        4,574

David E. Patrick...................................       1997     240,000     220,000       230,000(2)
  Executive Vice President,                               1996     240,000       --          150,000      -- 21,615 (5)
  Worldwide Sales                                         1995     181,008       --           80,000         109,237(5)

Kathryn M. Quinby-Johnson..........................       1997     179,049     52,813        150,714(6)        --
  Executive Vice President, Marketing                     1996      67,642       --           75,714          --

------------------------

(1) Represents amounts paid to reimburse Mr. Perik for income taxes incurred from payments he received from TLC for rent and moving expenses.

(2) Consists of options that were repriced during the fiscal year ended January 3, 1998, replacing options granted at an earlier date.

(3) Represents amounts paid to reimburse Mr. Murray for income taxes incurred from payments he received from TLC for rent and moving expenses.

(4) Represents amounts paid to reimburse Mr. O'Leary for income taxes incurred from payments he received from TLC for rent and moving expenses.

(5) Represents commissions.

(6) Includes options to purchase 75,714 shares that were repriced during the fiscal year ended January 3, 1998, replacing options granted at an earlier date.

EMPLOYMENT ARRANGEMENTS

    On April 9, 1997, Messrs. Perik and O'Leary each entered into a three-year employment agreement with TLC providing for their continued employment by TLC in their present capacities. Each of the agreements provides for, among other things, an annual base salary of not less than $400,000 and eligibility for a target cash bonus of up to $300,000 per year payable on a quarterly basis based upon performance objectives approved by the TLC Compensation Committee. Each of the agreements also provides that if the executive's employment with TLC is terminated by TLC other than for just cause or by the executive for good reason, TLC will make severance payments to the executive over a three-year period (the "Continuation Period") in an aggregate amount equal to three times the then-current annual base salary plus three times the amount of all bonuses paid or accrued under the agreement with respect to the twelve month period immediately preceding such termination. Each of the agreements also provides that TLC will provide the executive, during the Continuation Period, with life, disability, accident and health insurance benefits and a monthly automobile allowance identical or substantially similar to that which the executive received immediately prior to such termination. In addition, each of the agreements provides that, during the Continuation Period, all of the executive's then outstanding options for the purchase of capital stock of TLC will continue to vest and remain exercisable in accordance with the terms of the applicable stock option agreement as if the employment of the executive were not terminated until the last day of the Continuation Period. Also, under each of the agreements, TLC agreed that if any of the severance payments provided for by the agreements become subject to tax (the "Excise Tax") under Section 4999 of the Code, TLC will pay the executive an additional payment (a "Gross-up Payment") such that the net amount retained by the executive, after deduction of any Excise Tax and any other tax on such payments and the Gross-up Payment, will be equal to the original severance payments. The Gross-up Payments will only apply to severance payments if the event that causes the severance payments to be subject to the Excise Tax occurs during the three-year term of the agreement. TLC has also agreed to enter into a security arrangement reasonably acceptable to each of Messrs. Perik and O'Leary to secure the severance payments under each of the agreements.

    On May 22, 1997, Mr. Murray entered into a three-year employment agreement with TLC providing for his continued employment by TLC in his present capacity. The agreement provides for, among other things, an annual base salary of not less than $250,000 and eligibility for a target cash bonus of up to $150,000 per year payable on a quarterly basis based upon performance objectives approved by the Compensation Committee. The agreement also provides that if Mr. Murray's employment with TLC is terminated by TLC other than for just cause or by the executive for good reason, TLC will make severance payments to Mr. Murray over a three-year period in an aggregate amount equal to three times the then-current annual base salary plus three times the amount of all bonus paid or accrued under this agreement with respect to the twelve month period immediately preceding such termination. The agreement contains benefit continuation and tax provisions similar to those set forth in the employment agreements of Messrs. Perik and O'Leary.

    On March 19, 1998, Ms. Quinby-Johnson entered into a two-year employment agreement with TLC as Executive Vice President, Marketing. The agreement provides for, among other things, an annual base salary of not less than $225,000 and eligibility to participate in TLC's Management Committee bonus program, or any similar program that may replace such program, approved by TLC's Compensation Committee for each employment year. The agreement also provides that if Ms. Quinby-Johnson's employment with TLC is terminated by TLC other than for just cause or by Ms. Quinby-Johnson for good reason, TLC will make severance payments to Ms. Quinby-Johnson over a one-year period in an aggregate amount equal to the then-current annual base salary plus the amount of all bonuses paid or accrued under the agreement with respect to the twelve month period immediately preceding such termination.

    In October 1993, Mr. Patrick entered into a three-year employment agreement with TLC as an Executive Vice President, which provides for, among other things, an annual base salary of not less than $175,000, the grant to Mr. Patrick of an option to purchase 50,000 shares of Common Stock at $9.375 per share (the fair market value of the Common Stock on October 13, 1993, the day of the grant, as adjusted for a subsequent 1-for-10 reverse stock split), a bonus of $75,000 paid when the agreement became effective and eligibility for a target bonus $85,000 per year payable on a quarterly basis on such terms as the Board of Directors determines. The agreement also provides that if TLC terminates Mr. Patrick's employment with TLC other than for just cause, Mr. Patrick will be entitled severance payments (in addition to accrued and unpaid salary) in an aggregate amount equal to his annual base salary then in effect. The agreement is automatically extended from year to year unless one party gives a specified notice to the other party of his or its intention not to extend the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Helen Wright, former Director of Investment Relations for TLC and Mr. Perik's sister, is indebted to TLC under a loan agreement entered into on June 30, 1991 between Former SoftKey and Ms. Wright pursuant to which Former SoftKey loaned Ms. Wright 267,000 Canadian dollars ("CDN $") to assist Ms. Wright in paying the exercise price of certain employee stock options. As of March 2, 1998, the aggregate principal amount of the loan outstanding was CDN $203,000. In addition, as of March 2, 1998, Ms. Wright was also indebted to TLC in the principal amount of CDN $77,500 pursuant to a loan by Former SoftKey to Ms. Wright for the purchase of common shares of Former SoftKey. Both loans are interest-free and payable on demand.

    On December 5, 1997, TLC issued an aggregate of 750,000 shares of Series A Preferred Stock to affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC (collectively, the "Investor Group") in exchange for the surrender of TLC's 5 1/2% Convertible/Exchangeable Notes due 2000 (the Private Notes") pursuant to Securities Purchase Agreements dated as of August 26, 1997. The Investor Group had purchased the Private Notes in a private transaction from Tribune Company, a stockholder of TLC. In connection with this transaction, TLC paid transaction fees in the amount of (i) $1,125,000 to an affiliate of Thomas H. Lee Company, (ii) $420,000 to an affiliate of Bain Capital, Inc. and (iii) $300,000 to an affiliate of Centre Partners Management LLC. Messrs. Sperling and DiNovi, directors of TLC, are Managing Directors of Thomas H. Lee Company, Mr. Nunnelly, a director of TLC, is a Managing Director of Bain Capital, Inc. Mr. Zepf, a director of TLC, is a Managing Director of Centre Partners Management LLC. Mr. Dowdle, a former director of TLC, is Executive Vice President and a director of Tribune Company.

    Mr. Perik, the Chief Executive Officer of TLC, is indebted to TLC under a promissory note dated October 15, 1997 between TLC and Mr. Perik, pursuant to which TLC loaned Mr. Perik $500,000, at an interest rate of 5.76% per annum, to assist Mr. Perik in paying the exercise price of certain employee stock options. The promissory note is due and payable on the earlier of December 31, 1998 or the date on which Mr. Perik's employment with TLC is terminated for any reason. As of March 2, 1998, the aggregate principal amount of the loan outstanding was $500,000.

STOCK OPTION GRANTS

    The following table summarizes certain information concerning stock options granted during fiscal year 1997 to the TLC Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                        ---------------------------------------------------------          VALUE
                                           NUMBER OF       PERCENT OF                                AT ASSUMED ANNUAL
                                           SECURITIES         TOTAL                                       RATES OF
                                           UNDERLYING        OPTIONS                                    STOCK PRICE
                                            OPTIONS        GRANTED TO     EXERCISE                      APPRECIATION
                                            GRANTED         EMPLOYEES      OR BASE                    FOR OPTION TERM
                                         (% OF SHARES)      IN FISCAL       PRICE     EXPIRATION   ----------------------
                                              (1)           YEAR (%)       ($/SH)        DATE        5%($)       10%($)
                                        ----------------  -------------  -----------  -----------  ----------  ----------

Michael Perik.........................         67,500(2)         0.95         14.50      1/14/07      615,530   1,559,875
                                              450,000            6.31          9.25       3/5/07    2,617,772   6,633,952

R. Scott Murray.......................         11,785(2)(3)        0.17       10.40      8/15/04       49,896     116,279
                                              100,000(3)(4)        1.40       10.40       6/2/05      496,553   1,189,332
                                              100,000(3)(5)        1.40       10.40       2/5/06      573,381   1,412,266
                                               18,215(2)(3)        0.26       10.40      8/15/04       77,119     179,721

Kevin O'Leary.........................         25,499(2)         0.36         14.50      1/14/07      232,524     589,263
                                              450,000            6.31          9.25       3/5/07    2,617,772   6,633,952

David E. Patrick......................         80,000(3)(4)        1.12       10.40       6/2/05      397,243     951,466
                                               45,000(3)(6)        0.63       10.40       2/5/06      258,021     635,519
                                              105,000(3)(7)        1.47       10.40       2/5/06      602,050   1,482,879

Kathryn M. Quinby-Johnson.............         50,000            0.70          9.25       3/5/07      290,864     737,106
                                               25,714(3)(8)        0.36       10.40      4/25/05      127,684     305,825
                                               50,000(3)(9)        0.70       10.40      9/17/06      286,691     706,133
                                               25,000            0.35          8.00      6/18/07      125,779     318,748

------------------------

(1) All options granted under TLC's Long Term Equity Incentive Plan and 1996 Stock Option Plan are granted at a price equal to the fair market value of the Common Stock on the date of grant. Unless otherwise noted, options become exercisable in quarterly increments over a three-year period, beginning three months after the date on which the options are granted.

(2) Exercisable in full on the date of grant.

(3) Consists of options that were repriced during the fiscal year ended January 3, 1998, replacing options granted at an earlier date.

(4) Exercisable in quarterly increments over a three-year period, beginning on September 2, 1995.

(5) In March 1997, options to purchase an aggregate of 100,000 shares, which had originally been granted in February 1996, were canceled and replaced as part of an option repricing. The repriced options were exercisable in full on February 5, 2002, subject to acceleration upon the attainment of certain performance goals. In July 1997, the repriced options were canceled and replaced with an option to purchase 100,000 shares that is exercisable in quarterly increments over a three-year period, beginning on April 29, 1996.

(6) Exercisable in quarterly increments over a three-year period, beginning on April 29, 1996.

(7) In March 1997, an option to purchase an aggregate of 105,000 shares, which had originally been granted in February 1996 was canceled and replaced as part of an option repricing. The repriced option was exercisable (i) as to 5,000 of the shares subject thereto in quarterly increments over a three-year period, beginning on April 29, 1996, and (ii) as to 100,000 of the shares subject thereto in full on February 5, 2002, subject to acceleration upon the attainment of certain performance goals. In July 1997, the repriced option was canceled and replaced with an option to purchase 105,000 shares that is exercisable in quarterly increments over a three-year period, beginning on April 29, 1996.

(8) Exercisable in annual increments over a three-year period, beginning on April 25, 1996.

(9) Exercisable in quarterly increments over a three-year period, beginning on December 17, 1996.

OPTION EXERCISES AND YEAR-END OPTION TABLE

    The following table provides information regarding the exercise of stock options during fiscal year 1997 and stock options held as of the end of fiscal year 1997 by the TLC Named Executive Officers.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                      OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                 SHARES           VALUE          FISCAL YEAR END (#)          FISCAL YEAR END ($)
                                ACQUIRED         REALIZED     --------------------------  ---------------------------
NAME                         ON EXERCISE (#)      ($)(1)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
---------------------------  ---------------  --------------  --------------------------  ---------------------------

Michael J. Perik...........        57,960          166,055       955,000      1,337,500    2,368,125      2,151,563

R. Scott Murray............        15,000          120,563       156,662         58,338      818,559        304,816

Kevin O'Leary..............        --               --           612,999      1,337,500      745,873      2,151,563

David E. Patrick...........        19,000          176,375       172,669         75,831    1,786,795        788,642

Kathryn M. Quinby-
  Johnson..................        --               --            77,840         96,073      474,196        595,106

------------------------

(1) Represents the difference between the exercise price and the fair market value of Common Stock on the date of exercise.

(2) Based on the fair market value of the Common Stock on January 2, 1998 ($15.625 per share) less the option exercise price.

                           BRODERBUND SOFTWARE, INC.

BUSINESS

    Broderbund develops, publishes and markets a broad line of interactive personal productivity, entertainment and education software for use in the home, school and small business markets. Since its founding in 1980, Broderbund has developed innovative products which take advantage of advances in personal computer technology and which have won over 400 awards and sold over 40 million units. Broderbund is committed to creating imaginative software to provide value for consumers of all ages.

    Broderbund's product strategy is to identify and develop families of products that will achieve sustained consumer appeal and brand name recognition primarily across three major consumer software categories: personal productivity, entertainment and education. Broderbund's best known products are THE PRINT SHOP-REGISTERED TRADEMARK- family of personal productivity products, the CARMEN SANDIEGO-TM- family of educational products, the FAMILY TREE MAKER-REGISTERED TRADEMARK- line of genealogy products, and the entertainment products MYST-REGISTERED TRADEMARK-, which is the best selling PC game of all time, and RIVEN-TM-. Recognizing that new and emerging technologies have historically played, and will continue to play, an increasingly significant role in the multimedia environment and consumer preferences, Broderbund seeks to adapt to and incorporate such technologies into its product offerings. In this respect, Broderbund believes that the emergence of the Internet represents an important trend and opportunity in the consumer software market, and as part of its Internet strategy it is developing on-line capabilities for its existing products, expanding its web-site presence and infrastructure and investing in a number of small Internet related companies in order to keep abreast of developments in this rapidly-evolving area, and to position itself as a leading participant in this emerging platform.

    Broderbund sells its products through distributors, computer superstores, electronics stores, mass merchandisers, discount warehouse stores, office stores, software specialty retail chains and educational dealers. In addition, Broderbund also sells its products directly to schools and to consumers through direct mail, telemarketing and via the Internet. In August 1997, Broderbund acquired Parsons Technology, a consumer productivity software company based in Iowa that distributes its products primarily direct-to-consumer. Broderbund believes that the direct-to-consumer channel will play an increasingly important role in the distribution of its products. International sales are primarily derived from a subsidiary in the United Kingdom and from licensing arrangements with foreign distributors. Broderbund also leverages its distribution strength by acting as the exclusive distributor for other publishers through its affiliated label program.

    Broderbund was incorporated in California in September 1981 and was reincorporated in Delaware in February 1987. Broderbund's executive offices are located at 500 Redwood Boulevard, Novato, California 94948-6121. Its telephone number is (415) 382-4400. Broderbund's Internet web site is located at http:// www.broderbund.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to the beneficial ownership of the shares of Broderbund Common Stock as of May 31, 1998 held by
(i) each Broderbund shareholder known by Broderbund to be the beneficial owner of more than 5% of the outstanding shares of Broderbund Common Stock; (ii) each Broderbund director; (iii) Broderbund's Chief Executive Officer and certain other executive officers of Broderbund and (iv) all current executive officers and directors of Broderbund as a group.

                                                                                AMOUNT AND NATURE OF
                                                                                     BENEFICIAL        PERCENTAGE
NAME                                                                                OWNERSHIP(1)        OWNED(1)
-----------------------------------------------------------------------------  ----------------------  ----------
Invesco PLC..................................................................               2,083,600     9.9%
  11 Devonshire Square
  London EC2M4YR England

Pioneering Management Corp...................................................               1,417,500     6.8%
  60 State Street
  Boston, MA 02109

FMR Corp.....................................................................               1,268,500     6.1%
  82 Devonshire Street
  Boston, MA 02109

Trimark Investment Management Inc............................................               1,235,600     5.9%
  One First Canadian Place
  Suite 5600, P.O. Box 487
  Toronto, ON M5X IE5

Douglas G. Carlston(2).......................................................               1,855,276     8.8%
  c/o Broderbund Software, Inc.
  500 Redwood Boulevard
  Novato, CA 94947

Edmund R. Auer...............................................................                  70,900      *

Gary L. Buckmiller(3)........................................................                  16,100      *

Scott D. Cook(4).............................................................                  16,000      *

Joseph P. Durrett(5).........................................................                  64,088      *

William P. Egan(6)...........................................................                  47,360      *

William M. McDonagh(7).......................................................                 135,459      *

Lawrence H. Wilkinson(8).....................................................                  40,000      *

Thomas L. Marcus(9)..........................................................                  50,836      *

Daniel J. Steever............................................................                      --      *

J. Mark Hattendorf...........................................................                      --      *

Alma Rodoni(10)..............................................................                   5,408      *

All executive officers and directors as a group (12 persons).................               2,301,427    10.8%

------------------------

*   Represents less than 1% of the outstanding shares of Broderbund Common
    Stock.

(1) Based on information supplied by Broderbund officers, directors and principal shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting power or investment power with respect to such shares. Unless otherwise indicated below, the persons or entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Broderbund Common Stock issuable to the identified person or entity pursuant to stock options that are either immediately exercisable or exercisable within 60 days of May 31, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 15,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(3) Includes 16,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(4) Includes 16,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(5) Includes 60,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(6) Includes 40,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(7) Includes 115,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(8) Includes 40,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(9) Includes 41,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

(10) Includes 5,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after May 31, 1998.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

    The following unaudited pro forma combined condensed consolidated financial statements assume a business combination between TLC and Broderbund accounted for using the pooling-of-interests method and are based upon the respective historical consolidated financial statements and the notes thereto of TLC and Broderbund, as well as the historical combined financial statements of Mindscape Group (as defined in the accompanying notes), all of which are incorporated by reference in this Joint Proxy Statement/Prospectus. All amounts presented in these pro forma combined condensed consolidated financial statements are in thousands of dollars, except for share and per share data.

    The pro forma combined condensed consolidated financial statements reflect the pro forma financial position of the combining entities as of March 31, 1998 and the pro forma results of operations for the three months ended March 31, 1998 and each of the three years in the period ended December 31, 1997.

    In preparing the pro forma combined condensed consolidated balance sheet, Broderbund's balance sheet as of February 28, 1998 has been combined with TLC's balance sheet as of March 31, 1998. The following periods have been combined for purposes of preparing the pro forma combined condensed consolidated statements of operations. Broderbund's results for the three months ended February 28, 1998 have been combined with TLC's results for the Three Months Ended March 31, 1998 and Mindscape's results for the period from January 1, 1998 to March 4, 1998; Broderbund's results for the twelve months ended November 30, 1997 have been combined with TLC's and Mindscape's results for the Year Ended December 31, 1997; Broderbund's results for the fiscal year ended August 31, 1996 have been combined with TLC's results for the Year Ended December 31, 1996; and Broderbund's results for the fiscal year ended August 31, 1995 have been combined with TLC's results for the Year Ended December 31, 1995.

    The pro forma combined condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future financial position or operating results of TLC. No pro forma adjustments are required to conform the financial reporting policies of TLC and Broderbund for the periods presented. However, on a prospective basis, TLC expects to review the accounting practices of Broderbund to ensure consistency with those of TLC. The pro forma combined condensed consolidated financial information does not give effect to any cost savings or restructuring and integration costs which may result from the integration of TLC's and Broderbund's operations. Such costs related to restructuring and integration have not yet been determined and TLC expects to charge such costs to operations during the quarter in which the proposed Merger of TLC and Broderbund is consummated.

    TLC expects to incur Merger related pre-tax charges for the transaction costs of the Merger, and for other related costs, principally in the quarter in which the Merger is consummated. Such pre-tax transaction charges are currently estimated to be $6 million and will include the direct transaction costs of the Merger, including primarily fees to financial advisors, legal counsel and independent accountants as well as printing costs.

    These pro forma combined condensed consolidated financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of TLC and Broderbund, as well as the historical combined financial statements of Mindscape Group, all of which are incorporated by reference in this Joint Proxy Statement/Prospectus. See "Available Information" and "Incorporation of Certain Documents by Reference."

                           THE LEARNING COMPANY, INC.

            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1998

                                 (In thousands)

                                  (Unaudited)

                                                                                           Pro Forma      Combined
                                                                           Broderbund     Adjustments    Pro Forma
                                                                        ----------------  -----------  --------------
                                                         The Learning
                                                           Company
                                                        --------------
                                                        March 31, 1998           February 28, 1998     March 31, 1998
ASSETS

CURRENT ASSETS:
  Cash and short-term investments                         $  107,710       $  137,058      $      --     $  244,768
  Accounts receivable, net                                    94,428           11,505             --        105,933
  Inventories                                                 38,087            7,892             --         45,979
  Other current assets                                        45,289           28,219             --         73,508
                                                        --------------       --------     -----------  --------------
                                                             285,514          184,674             --        470,188
Fixed assets and other, net                                   37,224           30,593             --         67,817
Goodwill and other intangible assets, net                    143,085           16,236             --        159,321
                                                        --------------       --------     -----------  --------------
                                                          $  465,823       $  231,503      $      --     $  697,326
                                                        --------------       --------     -----------  --------------
                                                        --------------       --------     -----------  --------------
LIABILITIES AND
  STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities                                       $  169,274       $   63,868      $   6,000(a)   $  239,142
                                                        --------------       --------     -----------  --------------

LONG-TERM OBLIGATIONS:
  Long-term debt                                             287,650               --             --        287,650
  Accrued and deferred income taxes                           58,512               --             --         58,512
  Other                                                        9,414            1,950             --         11,364
                                                        --------------       --------     -----------  --------------
                                                             355,576            1,950             --        357,526

STOCKHOLDERS' EQUITY (DEFICIT)                               (59,027)         165,685         (6,000)(a)      100,658
                                                        --------------       --------     -----------  --------------
                                                          $  465,823       $  231,503      $      --     $  697,326
                                                        --------------       --------     -----------  --------------
                                                        --------------       --------     -----------  --------------

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                 The Learning          Mindscape                             Pro Forma       Combined
                                    Company        (Preacquisition)       Broderbund        Adjustments     Pro Forma
                              -------------------  -----------------  -------------------  -------------  --------------
                                                      Period from
                                                    January 1, 1998                                        Three Months
                              Three Months Ended          to          Three months ended                      Ended
                                March 31, 1998       March 4, 1998     February 28, 1998                  March 31, 1998

REVENUES                        $       113,602     $         9,090     $        78,623    $          --   $    201,315
COSTS AND EXPENSES:
  Costs of production                    33,964               9,846              34,381               --         78,191
  Sales and marketing                    28,145              15,869              19,734               --         63,748
  General and administrative              7,574               3,013               5,078               --         15,665
  Development and software
    costs                                10,993               5,446              12,062               --         28,501
  Amortization, merger and
    other charges                       156,820              19,186               2,217            1,748(b)       179,971
                              -------------------  -----------------  -------------------  -------------  --------------
      Total operating
        expenses                        237,496              53,360              73,472            1,748        366,076
                              -------------------  -----------------  -------------------  -------------  --------------
OPERATING INCOME (LOSS)                (123,894)            (44,270)              5,151           (1,748)      (164,761)

INTEREST AND OTHER INCOME
 (EXPENSE), NET                          (5,514)                  6                 965               --         (4,543)
                              -------------------  -----------------  -------------------  -------------  --------------
INCOME (LOSS) BEFORE TAXES             (129,408)            (44,264)              6,116           (1,748)      (169,304)
PROVISION FOR INCOME TAXES                   --               1,066               2,232               --          3,298
                              -------------------  -----------------  -------------------  -------------  --------------
NET INCOME (LOSS)               $      (129,408)    $       (45,330)    $         3,884    $      (1,748)  $   (172,602)
                              -------------------  -----------------  -------------------  -------------  --------------
                              -------------------  -----------------  -------------------  -------------  --------------
NET INCOME (LOSS) PER SHARE:
  Basic                         $         (2.45)    $         (4.97)    $           .23                    $      (2.20)
  Diluted                       $         (2.45)    $         (4.97)    $           .23                    $      (2.20)
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING:
  Basic                              52,732,000           9,117,600(d)        16,697,600(d)                  78,547,200(d)
  Diluted                            52,732,000           9,117,600(d)        17,000,000(d)                  78,547,200(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                     The Learning     Mindscape                      Pro Forma       Combined
                                        Company     (Preacquisition)  Broderbund    Adjustments      Pro Forma
                                     -------------  --------------  -------------  --------------  -------------
                                     December 31,    December 31,   November 30,                   December 31,
                                         1997            1997           1997                           1997

REVENUES                             $     392,438   $    138,520   $     228,493  $     --         $   759,451

COSTS AND EXPENSES:
  Costs of production                      111,703         54,515          77,516        --             243,734
  Sales and marketing                       86,621         43,771          70,176        --             200,568
  General and administrative                31,135          8,035          17,581        --              56,751
  Development and software costs            41,018         22,853          48,969                       112,840
  Amortization, merger and other
    charges                                515,016         15,625          37,910          10,485(b)      570,036
                                                                                           (9,000 (c)
                                     -------------  --------------  -------------  --------------  -------------
      Total operating expenses             785,493        144,799         252,152           1,485     1,183,929
                                     -------------  --------------  -------------  --------------  -------------

OPERATING LOSS                            (393,055)        (6,279)        (23,659)         (1,485)     (424,478)

INTEREST AND OTHER INCOME
  (EXPENSE), NET                           (21,378)          (531)          5,226        --             (16,683)
                                     -------------  --------------  -------------  --------------  -------------

LOSS BEFORE TAXES                         (414,433)        (6,810)        (18,433)         (1,485)     (441,161)

PROVISION (BENEFIT) FOR INCOME
 TAXES                                      61,234        --               (6,633)       --              54,601
                                     -------------  --------------  -------------  --------------  -------------

NET LOSS                             $    (475,667)  $     (6,810)  $     (11,800) $       (1,485)  $  (495,762)
                                     -------------  --------------  -------------  --------------  -------------
                                     -------------  --------------  -------------  --------------  -------------
NET LOSS PER SHARE:
  Basic and Diluted                  $       (9.59)  $       (.75)  $        (.71)                  $     (6.58)

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING:
  Basic and Diluted                     49,613,000      9,117,600(d)    16,569,900(d)                75,300,500(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                                       The Learning                    Pro Forma       Combined
                                                          Company      Broderbund     Adjustments      Pro Forma
                                                       -------------  -------------  --------------  -------------
                                                       December 31,    August 31,                    December 31,
                                                           1996           1996                           1996

REVENUES                                               $     343,321  $     186,207  $     --        $     529,528
COSTS AND EXPENSES:
  Costs of Production                                         91,045         58,259        --              149,304
  Sales and marketing                                         67,690         34,381        --              102,071
  General and administrative                                  28,550         11,256        --               39,806
  Development and software costs                              36,018         29,244        --               65,262
  Amortization, merger and other charges                     501,330         (6,810)          9,000(c)       503,520
                                                       -------------  -------------  --------------  -------------
    Total operating expenses                                 724,633        126,330           9,000        859,963
                                                       -------------  -------------  --------------  -------------

OPERATING INCOME (LOSS)                                     (381,312)        59,877          (9,000)      (330,435)

INTEREST AND OTHER INCOME (EXPENSE), NET                     (24,139)         6,716        --              (17,423)
                                                       -------------  -------------  --------------  -------------

INCOME (LOSS) BEFORE TAXES                                  (405,451)        66,593          (9,000)      (347,858)

PROVISION FOR INCOME TAXES                                  --               29,816        --               29,816
                                                       -------------  -------------  --------------  -------------

NET INCOME (LOSS)                                      $    (405,451) $      36,777  $       (9,000) $    (377,674)
                                                       -------------  -------------  --------------  -------------
                                                       -------------  -------------  --------------  -------------

NET INCOME (LOSS) PER SHARE:
  Basic                                                $       (9.94) $        2.22                  $       (6.59)
  Diluted                                              $       (9.94) $        2.14                  $       (6.59)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
  Basic                                                   40,801,000     16,545,600(d)                  57,346,600(d)
  Diluted                                                 40,801,000     17,207,200(d)                  57,346,600(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                                    The Learning                    Combined
                                                       Company      Broderbund      Pro Forma
                                                    -------------  -------------  -------------
                                                    December 31,    August 31,    December 31,
                                                        1995           1995           1995
REVENUES                                            $     167,042  $     171,594  $     338,636

COSTS AND EXPENSES:
  Costs of production                                      53,070         60,997        114,067
  Sales and marketing                                      38,370         25,143         63,513
  General and administrative                               20,813         11,085         31,898
  Development and software costs                           12,487         22,784         35,271
  Amortization, merger and other charges                  103,172             95        103,267
                                                    -------------  -------------  -------------
    Total operating expenses                              227,912        120,104        348,016

OPERATING INCOME (LOSS)                                   (60,870)        51,490         (9,380)

INTEREST AND OTHER INCOME, NET                                705         10,250         10,955
                                                    -------------  -------------  -------------
INCOME (LOSS) BEFORE TAXES                                (60,165)        61,740          1,575

PROVISION FOR INCOME TAXES                                  5,795         25,553         31,348
                                                    -------------  -------------  -------------
NET INCOME (LOSS)                                   $     (65,960) $      36,187  $     (29,773)
                                                    -------------  -------------  -------------
                                                    -------------  -------------  -------------

NET INCOME (LOSS) PER SHARE:
  Basic                                             $       (2.65) $        2.26  $        (.73)
  Diluted                                           $       (2.65) $        2.15  $        (.73)

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING:
  Basic                                                24,855,000     16,021,600(d)    40,876,600(d)
  Diluted                                              24,855,000     16,829,600(d)    40,876,600(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                       CONSOLIDATED FINANCIAL STATEMENTS

               (In thousands, except share and per share amounts)

                                  (Unaudited)

A. PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

    The unaudited pro forma combined condensed consolidated financial statements assume a business combination between The Learning Company, Inc. ("TLC") and Broderbund Software, Inc. ("Broderbund") accounted for using the pooling-of-interests method and are based upon the respective historical consolidated financial statements and the notes thereto of TLC and Broderbund, as well as the historical combined financial statements of Mindscape Group.

    Pursuant to the Merger Agreement, TLC will issue 0.80 shares (the "Exchange Ratio") of TLC Common Stock in exchange for each outstanding share of Broderbund Common Stock, upon consummation of the Merger. TLC expects to account for the proposed Merger using the pooling-of-interests method.

    On March 27, 1998, pursuant to a Stock Purchase Agreement, dated as of March 5, 1998 (the "Mindscape Agreement"), by and between TLC, on the one hand, and Mindscape Holding Company, Pearson Overseas Holdings Ltd. and Pearson Netherlands, BV (collectively, the "Sellers"), on the other hand, TLC completed its acquisition from the Sellers of all of the outstanding capital stock of Mindscape, Inc., Mindscape International Ltd. and Mindscape France SARL (collectively, "Mindscape" or "Mindscape Group"). Prior to any potential adjustment in accordance with the terms of the Mindscape Agreement, the total purchase price for the acquisition was $155,854, including cash, other consideration consisting of TLC Common Stock, transaction related costs and net liabilities assumed. The purchase price is subject to adjustment based upon the balance of Mindscape's working capital, as defined in the Mindscape Agreement, at the closing date of the acquisition. TLC Common Stock issued to the Sellers in connection with the acquisition of Mindscape and the special warrants of TLC's Canadian subsidiary, Softkey Software Products Inc. ("SoftKey"), issued in connection with the financing of the acquisition (assuming exercise of SoftKey's special warrants for SoftKey's exchangeable non-voting shares (the "TLC Exchangeable Shares") and exchange thereof for TLC Common Stock) represent, in the aggregate, approximately 9,117,600 shares of TLC Common Stock. TLC accounted for the acquisition using the purchase method.

    TLC's fiscal year is the 52 or 53 weeks ending on or after December 31. For clarity of presentation herein, with regard to TLC, all references to March 31, 1998 relate to balances as of April 4, 1998, all references to December 31, 1997 relate to balances as of January 3, 1998, the period from January 4, 1998 to April 4, 1998 is referred to as the Three Months Ended March 31, 1998, the period from January 5, 1997 to January 3, 1998 is referred to as the Year Ended December 31, 1997, the period from January 7, 1996 to January 4, 1997 is referred to as the Year Ended December 31, 1996 and the period from January 1, 1995 to January 6, 1996 is referred to as the Year Ended December 31, 1995.

    Broderbund's fiscal year ends on August 31. In preparing the pro forma combined condensed consolidated balance sheet, Broderbund's balance sheet as of February 28, 1998 has been combined with TLC's balance sheet as of March 31, 1998. The following periods have been combined for purposes of preparing these pro forma combined condensed consolidated statements of operations. Broderbund's results for the three months ended February 28, 1998 have been combined with TLC's results for the Three Months Ended March 31, 1998 and Mindscape's results for the period from January 1, 1998 to March 4, 1998; Broderbund's results for the twelve months ended November 30, 1997 have been combined with TLC's and Mindscape's results for the Year Ended December 31, 1997; Broderbund's results for the fiscal

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

year ended August 31, 1996 have been combined with TLC's results for the Year Ended December 31, 1996; and Broderbund's results for the fiscal year ended August 31, 1995 have been combined with TLC's results for the Year Ended December 31, 1995.

    Broderbund's statement of operations for the twelve months ended November 30, 1997 has been compiled from Broderbund's unaudited condensed consolidated statements of operations for the quarterly periods ended November 30, 1997, August 31, 1997, May 31, 1997 and February 28, 1997. Broderbund's results of operations for the three months ended November 30, 1996 have been excluded from the pro forma combined condensed consolidated statements of operations. Broderbund's unaudited revenues, operating income and net income were $61,491, $13,518 and $8,895, respectively, in that period.

    The pro forma combined condensed consolidated balance sheet sets forth the pro forma financial position of TLC and Broderbund at March 31, 1998 as if the proposed merger of TLC and Broderbund had occurred on March 31, 1998.

    The pro forma combined condensed consolidated statements of operations for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997 set forth the pro forma results of operations of TLC, Mindscape and Broderbund as if the acquisition of Mindscape by TLC and the proposed merger of TLC and Broderbund had occurred at the beginning of that three month period and year, respectively. The pro forma combined condensed consolidated statements of operations for the Years Ended December 31, 1996 and 1995 set forth the pro forma results of operations of TLC and Broderbund, as if the proposed merger of TLC and Broderbund had occurred at the beginning of each of those years, respectively.

    The pro forma combined condensed consolidated financial statements are unaudited, are intended for informational purposes and are not necessarily indicative of the consolidated financial position or results of operations of the combined entity which would have been reported had either the acquisition of Mindscape by TLC or the proposed merger of TLC and Broderbund occurred at the beginning of the periods presented, nor are they necessarily indicative of the future consolidated financial position or results of operations of the combined entity upon consummation of the proposed merger. These pro forma combined condensed consolidated financial statements should be read in conjunction with TLC's consolidated financial statements included in TLC's Quarterly Report on Form 10-Q for the quarterly period ended April 4, 1998 and TLC's Annual Report on Form 10-K for the fiscal year ended January 3, 1998; Mindscape Group's combined financial statements included in TLC's Amendment No. 4 to Current Report on Form 8-K/A dated March 27, 1998; Broderbund's consolidated financial statements included in Broderbund's Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 1998, November 30, 1997, May 31, 1997, February 28, 1997 and November 30, 1996 and Broderbund's Annual Report on Form 10-K for the fiscal year ended August 31, 1997.

B. PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    (a) The pro forma adjustment to current liabilities and stockholders' equity (deficit), in the amount $6,000, reflects accruals in connection with the estimated transaction costs related to the proposed Merger of TLC and Broderbund. These estimated transaction costs consist primarily of fees to financial advisors, legal counsel and independent accountants as well as printing costs. These costs are not considered in the

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

pro forma combined condensed consolidated statements of operations. These estimated transaction costs will be charged against the results of operations during the quarter in which the proposed Merger of TLC and Broderbund is consummated.

    (b) In connection with the acquisition of Mindscape by TLC, TLC recorded goodwill and other intangible assets, in the amount of $52,854, which reflected the allocation of the purchase price for that acquisition to brands and trade names, in the amount of $30,000, completed technology and products, in the amount of $13,000, and goodwill, in the amount of $9,854. The allocation of the purchase price reflected a nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development. The nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development is not considered in the pro forma combined condensed consolidated statement of operations for the Year Ended December 31, 1997.

    In connection with the acquisition of Mindscape by TLC, for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997, the pro forma adjustments to amortization, merger and other charges in the amounts of $1,748 and $10,485, respectively, reflect amortization of the identified intangible assets acquired and goodwill over the estimated useful lives of the assets on a straight-line basis. The estimated useful lives of brands and trade names, completed technology and products and goodwill are ten, two and ten years, respectively.

    (c) In December 1995, the Former Learning Company terminated an agreement to merge with Broderbund and merged with TLC. In connection with the termination of the agreement with Broderbund, the Former Learning Company paid a termination fee, in the amount of $18,000, to Broderbund, which was included in TLC's allocation of the purchase price for the Former Learning Company and amortized over two years. The pro forma adjustment, in the amount of $9,000 for the Year Ended December 31, 1996, reflects elimination of the $18,000 termination fee, net of the corresponding reduction in amortization of goodwill in connection with TLC's purchase of the Former Learning Company. The pro forma adjustment, in the amount of $9,000 for the Year Ended December 31, 1997, reflects elimination of the remaining amortization of goodwill which resulted from the termination fee. There were no other significant intercorporate transactions which required elimination.

    (d) In connection with the acquisition of Mindscape by TLC, for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997, the pro forma adjustments to the weighted average number of shares outstanding reflect the issuance of TLC Common Stock and SoftKey's special warrants (assuming exercise of SoftKey's special warrants for TLC Exchangeable Shares and exchange thereof for TLC Common Stock), which represent in the aggregate approximately 9,117,600 shares of TLC Common Stock.

    Based upon the terms of the Mindscape Agreement, as amended, $30,000 of the purchase price was paid to the Sellers in TLC Common Stock. The number of shares of TLC Common Stock issued to the Sellers was based upon the average closing price of TLC Common Stock during the five trading days ended two days prior to the closing date of the acquisition. Accordingly, TLC issued 1,366,700 shares of TLC Common Stock to the Sellers in connection with the acquisition of Mindscape by TLC.

    On March 6, 1998, SoftKey agreed to sell to certain Canadian institutional investors 8,687,500 special warrants for proceeds of approximately $134,500. The pro forma adjustments for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997 reflect TLC's receipt and use of $120,000 of the proceeds in connection with the acquisition of Mindscape by TLC. Each SoftKey special warrant is

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

exercisable without additional payment for one TLC Exchangeable Share. TLC has issued a special voting share (the "Voting Share") which has a number of votes equal to the number of TLC Exchangeable Shares outstanding (other than TLC Exchangeable Shares owned by TLC or any entity controlled by TLC), and which may be voted by a trustee on behalf of such holders of TLC Exchangeable Shares. The holder of the Voting Share is not entitled to dividends and, upon receiving voting instructions from holders of the TLC Exchangeable Shares, shall vote with the common stockholders as a single class. The TLC Exchangeable Shares are exchangeable on a one-for-one basis for TLC Common Stock without additional payment. The exercise of the special warrants for TLC Exchangeable Shares is subject to certain conditions, including receipt of certain regulatory approvals.

    In connection with the acquisition of Mindscape by TLC and for presentation in the pro forma combined condensed consolidated statements of operations for the Three Months Ended March 31, 1998 and Year Ended December 31, 1997, TLC included 1,366,700 shares of TLC Common Stock issued to the Sellers and the issuance of special warrants for $120,000, representing approximately 7,750,900 shares of TLC Common Stock, in the computation of basic and diluted earnings per share as if the special warrants had been exercised for TLC Exchangeable Shares, the TLC Exchangeable Shares had been exchanged for TLC Common Stock and the Sellers' TLC Common Stock had been issued at the beginning of that three month period and year, respectively.

    In connection with the proposed Merger of TLC and Broderbund and for presentation in the pro forma combined condensed consolidated statements of operations for all periods presented, TLC included the issuance of the number of TLC's common shares that would have been issued at the Exchange Ratio based upon the weighted average number of shares of Broderbund Common Stock outstanding in each period in the computation of basic and diluted earnings. The computation of earnings per share in the pro forma combined condensed consolidated statements of operations for all periods presented reflects all adjustments necessary for presentation in accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share.

    For clarity of presentation herein, the following table sets forth the authorized, issued and outstanding capital stock of TLC as of March 31, 1998, and on a pro forma basis as of March 31, 1998 to reflect (i) the issuance of SoftKey's special warrants (assuming exercise of SoftKey's special warrants for TLC Exchangeable Shares and exchange thereof for TLC Common Stock) which represent approximately 7,750,900 shares of TLC Common Stock in connection with the acquisition of Mindscape by TLC and (ii) the issuance of approximately 16,747,300 shares of TLC Common Stock in connection with the proposed Merger of TLC and Broderbund.

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                         SERIES A
                                        PREFERRED
                                          STOCK              COMMON STOCK                 SPECIAL VOTING STOCK
                                      --------------  ---------------------------  ----------------------------------
                                                                                                       REPRESENTING
                                                                                                            THE
                                          SHARES                                         SHARE         VOTING RIGHTS
                                       AUTHORIZED,                      SHARES        AUTHORIZED,           OF
                                          ISSUED                        ISSUED          ISSUED        OUTSTANDING TLC
                                           AND           SHARES          AND              AND          EXCHANGEABLE
                                       OUTSTANDING     AUTHORIZED    OUTSTANDING      OUTSTANDING         SHARES
                                      --------------  -------------  ------------  -----------------  ---------------
TLC, March 31, 1998.................       750,000      120,000,000    51,636,020*             1           5,550,929
Pro Forma Adjustments:
Mindscape...........................        --             --             --              --               7,750,900
Broderbund..........................        --             --          16,747,300         --                --
                                                                                              --
                                           -------    -------------  ------------                     ---------------
TLC, Pro Forma......................       750,000      120,000,000    68,383,320              1          13,301,829
                                                                                              --
                                                                                              --
                                           -------    -------------  ------------                     ---------------
                                           -------    -------------  ------------                     ---------------

------------------------

* Balance includes approximately 1,366,700 shares of TLC Common Stock issued to the Sellers in satisfaction of the stock portion of the purchase price in connection with the acquisition of Mindscape by TLC prior to March 31, 1998.

                        DESCRIPTION OF TLC CAPITAL STOCK

    Under TLC's Restated Certificate of Incorporation, as amended (the "TLC Certificate"), TLC is authorized to issue 200,000,000 shares of TLC Common Stock, 5,000,000 shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and one share of Special Voting Stock.

COMMON STOCK

    The holders of TLC Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized by the TLC Certificate. The holders of TLC Common Stock are entitled to receive such dividends as may be declared by TLC's board of directors out of funds legally available therefor and will be entitled upon any liquidation, dissolution or winding-up of TLC to receive ratably the net assets of TLC available for distribution. The TLC Common Stock does not provide for pre-emptive rights, conversion rights, redemption rights or sinking fund provisions.

SPECIAL VOTING STOCK

    A single Special Voting Share is authorized and is outstanding. The Special Voting Share is held of record by CIBC Mellon Trust Company, as Trustee (the "Trustee"), under a Voting and Exchange Trust Agreement pursuant to which each holder of Exchangeable Non-Voting Shares of SoftKey (the "TLC Exchangeable Shares"), other than TLC or any entity controlled by TLC (a "Controlled Entity"), is entitled to instruct the Trustee to exercise one of the votes attached to the Special Voting Share for each TLC Exchangeable Share held by such holder. Except as otherwise required by law or TLC's Restated Certificate of Incorporation, as amended, the holder of record of the Special Voting Share will have a number of votes equal to the number of TLC Exchangeable Shares outstanding from time to time not owned by TLC or any Controlled Entity. The holders of shares of the Common Stock and the Special Voting Share vote together as a single class on all matters, except as may be required by applicable law. The holder of the Special Voting Share will not be entitled to receive any assets of TLC available for distribution to its stockholders. The holder of the Special Voting Share will not be entitled to receive dividends. Pursuant to the Combination Agreement dated as of August 17, 1993, by and among WordStar International Incorporated ("WordStar"; now known as The Learning Company, Inc.), SoftKey Software Products Inc., Spinnaker Software Corporation and SSC Acquisition Corporation (the "Combination Agreement"), the Special Voting Share was first issued to the trustee appointed under the Voting and Exchange Trust Agreement dated as of February 4, 1994, among SoftKey International Inc. (formerly WordStar; now known as The Learning Company, Inc.), SoftKey and CIBC Mellon Trust Company (formerly The R-M Trust Company) (the "Voting and Exchange Trust Agreement"). At such time as the Special Voting Share has no votes attached to it because there are no exchangeable non-voting shares of SoftKey outstanding not owned by TLC or a Controlled Entity, and there are no shares of stock, debt, options or other agreements of SoftKey that could give rise to the issuance of any exchangeable non-voting shares to any person (other than TLC or a Controlled Entity), the Special Voting Share will be cancelled.

    All TLC Exchangeable Shares not exchanged for an equivalent number of shares of Common Stock by February 4, 2005 (the "Redemption Date") will be redeemed by SoftKey for a price per share equal to the current market price of a share of TLC Common Stock (which shall be paid in TLC Common Stock) plus a cash amount equivalent to the full amount of all unpaid dividends thereon, and the Voting Share will thereupon be cancelled. The Board of Directors of SoftKey may extend the Redemption Date or, if at any time there are less than 50,000 outstanding TLC Exchangeable Shares (other than Exchangeable Shares held by TLC or any Controlled Entity, subject to adjustment to reflect permitted changes to the TLC Exchangeable Shares), accelerate the Redemption Date.

PREFERRED STOCK

    Shares of Preferred Stock have a par value of $.01 per share. There are 1,700,000 shares of Preferred Stock presently authorized, of which 750,000 shares have been designated TLC Series A Preferred Stock and are outstanding.

    TLC's Board of Directors is authorized to provide for the issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, to fix the designations, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. TLC's Board of Directors could issue a series of Preferred Stock that could, depending on the terms of such series, provide for a liquidation preference over the TLC Common Stock or impede the completion of a merger, tender offer or other takeover attempt. TLC's Board of Directors, in so acting, could issue Preferred Stock having terms that could discourage an acquisition attempt through which an acquiror may be otherwise able to change the composition of the board of directors, including a tender or exchange offer or other transaction that some, or a majority, of TLC's stockholders might otherwise believe to be in their best interests.

    SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK. The following is a summary of the terms of the TLC Series A Preferred Stock. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Designation of the TLC Series A Preferred Stock (the "Designation"), setting forth the rights, preferences and limitations of the TLC Series A Preferred Stock.

    DIVIDENDS AND DISTRIBUTIONS. Holders of shares of TLC Series A Preferred Stock are entitled to receive from TLC, subject to certain exceptions, with respect to each share of TLC Series A Preferred Stock held, the same dividend or other distribution received by a holder of the number of shares of Common Stock into which such share of TLC Series A Preferred Stock is convertible on the record date for such dividend or other distribution.

    VOTING RIGHTS. Each share of TLC Series A Preferred Stock entitles the holder thereof to vote on all matters voted on by holders of TLC Common Stock voting together as a single class with other shares entitled to vote at all meetings of the stockholders of TLC. The affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock shall be necessary to (i) authorize, increase the authorized number of shares of or issue any shares of any class or series of capital stock of TLC (other than TLC Common Stock) ranking prior to or on parity with (either as to dividends or the distribution of assets upon liquidation, dissolution or winding up) the TLC Series A Preferred Stock; (ii) increase the authorized number of shares of, or issue any shares of TLC Series A Preferred Stock; (iii) authorize, adopt or approve an amendment to the Restated Certificate of Incorporation of TLC which would decrease the aggregate number of authorized shares of TLC Series A Preferred Stock, increase or decrease the par value of such shares or change the powers, or alter the preferences or special rights of such shares so as to affect such shares of TLC Series A Preferred Stock adversely; or (iv) reclassify any shares of TLC Common Stock or any other shares into shares ranking prior to or on parity with the TLC Series A Preferred Stock.

    PURCHASE OF SERIES A PREFERRED STOCK UPON A PURCHASE EVENT. If a Purchase Event (as defined below) shall occur, then each holder of TLC Series A Preferred Stock shall have the right to require that TLC purchase, to the extent that TLC shall have funds legally available therefor, such holder's shares of TLC Series A Preferred Stock, in whole or in part, at a purchase price in cash in an amount equal to the Purchase Event Purchase Price (as defined below). A "Purchase Event" shall be deemed to have occurred if any person (other than any of the initial purchasers of the TLC Series A Preferred Stock) is or becomes the beneficial owner, directly or indirectly, of securities of TLC representing 50% or more of the combined voting power of TLC's then outstanding securities, other than in an Acquisition Event (as defined below). The "Purchase Event Purchase Price" shall mean an amount per share equal to $200 (the "Base Purchase Event Amount") plus, if such Purchase Event occurs after the second anniversary of the date of issuance of the shares of TLC Series A Preferred Stock, a 9% annual cumulative return on the Base Purchase Event

Amount, compounded quarterly, from such second anniversary date through the date of such Purchase Event.

    LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of TLC (including the commencement of proceedings under applicable bankruptcy laws), no distribution shall be made (i) to the holders of Common Stock or other capital stock junior to the TLC Series A Preferred Stock unless, prior thereto, the holders of shares of TLC Series A Preferred Stock shall have received the Liquidation Amount (as defined below) with respect to each such share or (ii) to the holders of shares of capital stock on a parity with the TLC Series A Preferred Stock, except distributions made ratably on the TLC Series A Preferred Stock and all such parity stock. If upon any liquidation, dissolution or winding up of TLC, the assets of TLC, or proceeds thereof, distributable among the holders of the shares of TLC Series A Preferred Stock shall be insufficient to pay in full the Liquidation Amount and the liquidation preference on all parity stock, then such assets, or the proceeds thereof, shall be distributed ratably among the holders of shares of TLC Series A Preferred Stock and any such parity stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Upon receipt of the Liquidation Amount, holders of shares of TLC Series A Preferred Stock shall not be entitled to any further payments following a liquidation, dissolution or winding up of TLC. The "Liquidation Amount" for a share of TLC Series A Preferred Stock shall mean the greater of (a) an amount per share equal to $200 (the "Base Liquidation Preference"), plus, if such liquidation, dissolution or winding up occurs after the second anniversary of the issuance of such shares of TLC Series A Preferred Stock, an amount equal to a 9% annual cumulative return on the Base Liquidation Preference, compounded quarterly, from such second anniversary date through the date of such liquidation, dissolution or winding up, and (b) the amount that would be distributed with respect to the shares of TLC Common Stock issuable upon conversion of such share of TLC Series A Preferred Stock if all outstanding shares of TLC Series A Preferred Stock were converted into Common Stock immediately prior to such liquidation, dissolution or winding up.

    CONVERSION RIGHTS. The holders of shares of TLC Series A Preferred Stock shall have the right at any time (and from time to time) to convert each such share of TLC Series A Preferred Stock into a number of shares of TLC Common Stock to be determined by dividing $200 by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price is $10.00. The initial Conversion Price is subject to adjustment in certain events, including subdivisions and combinations of the TLC Common Stock; a tender offer by TLC for all or any portion of the TLC Common Stock, that shall require the payment to stockholders of aggregate consideration having a fair market value that combined with certain previous payments made by TLC for Common Stock shall exceed 20% of the product of the then current market price of TLC Common Stock times the number of shares of TLC Common Stock then outstanding; and certain reclassifications of TLC Common Stock.

    ACQUISITION EVENT. Upon the occurrence of any Acquisition Event (as defined below), each share of TLC Series A Preferred Stock then outstanding shall thereafter be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) paid in such Acquisition Event (the "Acquisition Event Consideration") for a number of shares of Common Stock issuable upon conversion of such shares of TLC Series A Preferred Stock immediately prior to such Acquisition Event; provided, however, that if such Acquisition Event occurs after the date which is two years from the date of issuance of such share of TLC Series A Preferred Stock and the fair market value of the Acquisition Event Consideration paid for the number of shares of Common Stock issuable upon conversion of such share of TLC Series A Preferred Stock is less than an amount equal to the sum of the Base Liquidation Preference and an amount equal to a 9% annual cumulative return on the Base Liquidation Preference, compounded quarterly, from such second anniversary date through the date of such Acquisition Event (the amount, if any, by which such fair market value is less than such sum being hereinafter referred to as the "Difference"), then each share of the TLC Series A Preferred Stock shall thereafter be convertible into the Acquisition Event Consideration into which it becomes convertible pursuant to the foregoing provisions, plus additional Acquisition Event Consideration having a fair market value equal to the Difference (or, at the option of TLC, cash equal to the Difference). An "Acquisition Event" shall be deemed to have occurred if (i) a merger, consolidation or other corporate combination of TLC with any other person is consummated, other than (a) a merger, consolidation or other corporate combination which would result in the voting securities of TLC outstanding immediately prior thereto continuing to represent at least 51% of the combined voting power of the voting securities of TLC or the surviving corporation outstanding immediately after such merger, consolidation or other corporate consolidation or (b) a merger, consolidation or other corporate combination effected to implement certain recapitalizations, or (ii) the sale or disposition by TLC of all or substantially all of the property and assets of TLC is consummated.

    MANDATORY CONVERSION. TLC shall have the right, at its option, at a time after the initial period, if any, of 130 consecutive trading days for which the weighted average closing price for the TLC Common Stock for such period is greater than 200% of the Conversion Price, to cause the conversion of each share of TLC Series A Preferred Stock (but not less than all of such shares) into shares of TLC Common Stock at the then effective Conversion Price.

                        COMPARISON OF STOCKHOLDER RIGHTS

    The following is a summary of certain of the material differences between the rights of holders of TLC Common Stock and the rights of holders of Broderbund Common Stock. Since both TLC and Broderbund are organized under the laws of the state of Delaware, such differences arise from differences between various provisions of the respective Certificates of Incorporation and Bylaws of TLC and Broderbund and from the Broderbund Rights Plan.

    CAPITAL STOCK. The total number of authorized shares of capital stock of TLC is 205,000,001 shares, consisting of 200,000,000 shares of TLC Common Stock, par value $.01 per share, 5,000,000 shares of Preferred Stock, par value $.01 per share, and one share of Special Voting Stock. The total number of authorized shares of Broderbund capital stock is 121,000,000, consisting of 120,000,000 shares, $.01 par value per share, of Broderbund Common Stock and 1,000,000 shares, $.01 par value per share, of Preferred Stock.

    NUMBER AND ELECTION OF DIRECTORS. The TLC Bylaws provide that the number of members of the Board of Directors of TLC shall consist of not less than six nor more than 15 directors, as the Board of Directors shall designate, with each director serving a one-year term. The number of directors of TLC is currently
11. Whenever the number of directors of TLC is increased between annual meetings of TLC stockholders, a majority of the directors then in office have the power to elect the new officers for the balance of the term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless at the time of the decrease there shall be vacancies on the TLC Board which shall be eliminated by the decrease. The Broderbund Bylaws provide that the Board of Directors of Broderbund shall consist of nine directors, with each director serving a one-year term.

    SPECIAL MEETING OF STOCKHOLDERS. The TLC Bylaws provide that special meetings of the stockholders of TLC for any purposes prescribed in the notice of meeting may be called by the Board of Directors, the Chairman of the Board, the President or the holders of TLC shares entitled to cast not less than 15% of the votes at the meeting. The Bylaws of Broderbund provide that special meetings of the stockholders of Broderbund for any purposes prescribed in the notice of meeting may be called by the Board of Directors, the Chairman of the Board and the President of Broderbund.

    WRITTEN CONSENT OF STOCKHOLDERS. The TLC Bylaws provide that any action required or which may be taken at an annual or special meeting of TLC stockholders may be taken without a meeting, without prior notice and without a vote if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the taking of such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those TLC stockholders who have not consent in writing. The record date for determining TLC stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, is the day on which the first written consent is expressed. The Certificate of Incorporation of Broderbund denies Broderbund stockholders the right to consent in writing to the taking of any action without a meetings, so long as the number of stockholders of Broderbund is greater than 10.

    NOMINATIONS AND PROPOSALS. The Broderbund Bylaws provide that no nominations for director of Broderbund and no other proposals by any person other than the Board of Directors may be presented to any meeting of stockholders unless the person making the nomination is a record stockholder and has delivered a written notice to the Secretary of Broderbund no later than the close of business 60 days in advance of the stockholder meeting or 10 days after the date on which notice of the meeting is first given to the stockholders, whichever is later. The TLC Bylaws contain no such comparable provisions.

    RIGHTS PLANS. On April 16, 1996, the Broderbund Board adopted and approved the Broderbund Rights Plan and declared a dividend of one Right for each share of Broderbund Common Stock outstanding on May 1, 1996. The Rights have certain anti-takeover effects and are intended to discourage coercive or unfair takeover tactics and to encourage any potential acquiror to negotiate a price fair to all Broderbund stockholders. The Rights may cause substantial dilution to an acquiring party that attempts to acquire Broderbund on terms not approved by the Broderbund Board, but they will not interfere with any negotiated merger or other business combination.

    In the event that any person or group acquires beneficial ownership of 15 percent or more of the outstanding shares of Broderbund Common Stock other than pursuant to a "qualifying offer" as defined in the Broderbund Rights Plan, each holder of a Right, other than a Right beneficially owned by the acquiring person, will thereafter have the right to receive upon exercise that number of shares of Broderbund Common Stock having a market value of two times the exercise price of the Right. In addition, if at any time following such acquisition of 15 percent or more of the outstanding Broderbund Common Stock, Broderbund is acquired in a merger or other business combination or transaction of 50 percent or more of its consolidated assets or earning power are sold, other than resulting from a qualifying offer, each holder of a Right will receive, upon exercise of that Right at the prevailing exercise price of the Right, that number of shares of common stock of the acquiring company which, at the time of such transaction, will have a market value of two times the exercise price of the Right.

    TLC has not adopted a Rights Plan.

    The foregoing summary does not purport to be a complete statement of the rights of holders of TLC Common Stock and Broderbund Common Stock under, and is qualified in its entirety by, the DGCL and the respective Certificates of Incorporation and Bylaws of TLC and Broderbund and the Broderbund Rights Plan. See "Description of TLC Capital Stock" for a summary of certain other rights relating to TLC's Common Stock, Special Voting Stock and Preferred Stock.

              APPROVAL OF AMENDMENT TO THE LEARNING COMPANY, INC.
                      1990 LONG TERM EQUITY INCENTIVE PLAN

    TLC's Long Term Equity Incentive Plan (the "1990 Plan"), which was initially approved by the stockholders of TLC on October 10, 1990, covers 9,000,000 shares of TLC Common Stock.

    On June 21, 1998, TLC's Board approved amendments to the 1990 Plan, subject to stockholder approval, to increase the number of shares of TLC Common Stock issuable under the 1990 Plan from 9,000,000 to 14,000,000.

    In order to comply with Section 162(m) of the Code, the increase in the number of shares covered by the 1990 Plan and the continuance of the Plan must be approved by stockholders. A vote in favor of the proposed amendment will constitute approval of the continuance of the 1990 Plan.

SUMMARY OF THE 1990 PLAN

    GENERAL. The purpose of the 1990 Plan is to provide selected eligible employees of and consultants to TLC, its subsidiaries and its affiliates an opportunity to participate in TLC's future by offering them long-term performance-based and other incentives and equity interests in TLC so as to retain, attract and motivate management personnel. As of May 31, approximately 1,150 persons were eligible to participate in the 1990 Plan.

    The 1990 Plan provides for grants to eligible employees and consultants of awards including (a) options to purchase shares of TLC Common Stock ("Options") at the fair market value of such shares at the time such Options are granted, consisting of (i) Incentive Stock Options ("ISOs"), (ii) Non-Qualified Stock Options ("NQSOs") and (iii) any other type of Option (in each case with or without SARs); (b) SARs, which are rights to receive an amount equal to the increase, between the date of grant and the date of exercise, in the fair market value of the number of shares of TLC Common Stock subject to the SAR; (c) Stock Purchase Rights, similar in certain respects to Options; and (d) Performance Shares which are equivalent in value to shares of TLC Common Stock and may be awarded based on the extent to which a participant achieves selected performance objectives over a specified period of time.

    The 1990 Plan is administered by TLC's Compensation Committee. The Compensation Committee has the authority, except to the extent that it violates
Section 162(m) of the Code, (x) to select the eligible participants to whom awards under the 1990 Plan shall be granted, (y) to determine the nature and extent of such awards granted, and (z) to determine the terms and condition applicable to such awards. In administering the 1990 Plan, the Compensation Committee may, except to the extent it violates Section 162(m) of the Code, (a) adopt, alter or repeal administrative rules, guidelines and practices governing the Equity Incentive Plan as it deems advisable, (b) interpret the terms and provisions of the 1990 Plan, and (c) adjust performance goals and measurements applicable to awards to account for (i) continued compliance with applicable laws, tax regulations and accounting rules, (ii) unusual or extraordinary items, events or occurrences (including Changes in Control as defined in the 1990 Plan) in order to avoid windfall or hardship, (iii) material changes in business conditions, and (iv) such other changes as it deems appropriate in the exercise of its discretion.

    The Compensation Committee may also amend, alter or discontinue the 1990 Plan as it deems advisable, provided that any such action which would impair the rights of a participant under an outstanding award requires such participant's consent. In addition, to the extent necessary to comply with certain federal securities and income tax laws including without limitation Section 162(m) of the Code, stockholder approval is required for any amendment, alteration or discontinuance of the 1990 Plan where such action would (i) increase the number of shares of TLC Common Stock reserved for issuance pursuant to awards under the 1990 Plan, (ii) change certain minimum price terms for Options or Stock Purchase Rights, (iii) extend the maximum term of an Option or a Stock Purchase Right exercise period or (v) materially increase the 1990 Plan benefits accruing to 1990 Plan participants.

    The Compensation Committee may also, at any time without stockholder approval, amend the 1990 Plan and the terms of any outstanding award (a) to maximize certain federal income tax benefits accorded to awards or (b) to comply with federal securities laws; provided that any such amendment with respect to outstanding awards requires the consent of the participants whose awards are affected thereby.

    Unless earlier terminated by the TLC Board, the 1990 Plan will terminate on July 1, 2000, but any award granted pursuant to the 1990 Plan prior to July 1, 2000 may extend beyond such date, in accordance with its terms.

    FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1990 Plan and with respect to the sale of TLC Common Stock acquired under the 1990 Plan.

    INCENTIVE STOCK OPTIONS

    In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, an optionee will generally recognize taxable income with respect to an incentive stock option only upon the sale of TLC Common Stock acquired through the exercise of the option ("ISO Stock").

    Generally, the tax consequences of selling ISO Stock will vary with the length of time than an optionee has owned the ISO Stock at the time it is sold. If the optionee sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the optionee sells ISO Stock prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then generally all or a portion of the gain recognized will be ordinary compensation income and the remaining gain will be a capital gain, long-term if the optionee has held the ISO Stock for more than one year prior to the date of the sale.

    If an optionee sells ISO Stock for less than the exercise price, then the optionee will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the optionee has held the ISO Stock for more than one year prior to the date of the sale.

    NON-STATUTORY OPTIONS

    As in the case of an incentive stock option, an optionee will not recognize taxable income upon the grant of a non-statutory option. Unlike the case of an incentive stock option, however, an optionee who exercises a non-statutory option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the TLC Common Stock acquired through the exercise of the option (the "NSO Stock") on the Exercise Date over the exercise price.

    With respect to any NSO Stock, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, an optionee generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the optionee's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

TAX CONSEQUENCES TO TLC

    The grant of a stock option under the 1990 Plan will have no tax consequences to TLC. Moreover, in general, neither the exercise of an incentive stock option acquired under the 1990 Plan nor the sale of any TLC Common Stock acquired under the 1990 Plan will have any tax consequences to TLC. TLC generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the 1990 Plan. Any such deduction will be subject to the limitation of Section 162(m) of the Code.

BOARD RECOMMENDATION

    The TLC Board of Directors believes the amendment to the 1990 Plan is in the best interests of TLC and its stockholders and the therefore recommends that the stockholders vote FOR this proposal.

                                 LEGAL MATTERS

    The validity of the shares of TLC Common Stock offered hereby will be passed upon for TLC by Hale and Dorr LLP, Boston, Massachusetts.

                                    EXPERTS

    The consolidated balance sheets of The Learning Company, Inc. as of January 3, 1998 and January 4, 1997, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three fiscal years in the period ended January 3, 1998, incorporated by reference in this Prospectus, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

    The combined balance sheet of Mindscape Group as of December 31, 1997, and the related combined statements of operations, shareholder's equity and cash flows for the year then ended, incorporated by reference in this Prospectus, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the TLC Special Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from Stockholders.

    The consolidated financial statements of Broderbund Software, Inc. at August 31, 1997 and 1996, and for each of the three years in the period ended August 31, 1997, incorporated by reference in this Proxy Statement/ Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Broderbund Software, Inc.'s Annual Report (Form 10-K) for the year ended August 31, 1997, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the Broderbund Special Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from Stockholders.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER
                                     among
                           The Learning Company, Inc.
                                TLC Merger Corp.
                                      and
                           Broderbund Software, Inc.
                                 June 21, 1998

                               TABLE OF CONTENTS

                                                                                                              PAGE
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

ARTICLE I
    THE MERGER............................................................................................        A-1
    Section 1.01 Effective Time of the Merger.............................................................        A-1
    Section 1.02 Closing..................................................................................        A-1
    Section 1.03 Effects of the Merger....................................................................        A-1
    Section 1.04 Directors and Officers...................................................................        A-1

ARTICLE II
    CONVERSION OF SECURITIES..............................................................................        A-2
    Section 2.01 Conversion of Capital Stock..............................................................        A-2
    Section 2.02 Exchange of Certificates.................................................................        A-2

ARTICLE III
    REPRESENTATIONS AND WARRANTIES OF SELLER..............................................................        A-4
    Section 3.01 Organization of Seller...................................................................        A-4
    Section 3.02 Seller Capital Structure.................................................................        A-5
    Section 3.03 Authority; No Conflict; Required Filings and Consents....................................        A-6
    Section 3.04 SEC Filings; Financial Statements........................................................        A-6
    Section 3.05 No Undisclosed Liabilities...............................................................        A-7
    Section 3.06 Absence of Certain Changes or Events.....................................................        A-7
    Section 3.07 Taxes....................................................................................        A-7
    Section 3.08 Properties...............................................................................        A-8
    Section 3.09 Intellectual Property....................................................................        A-8
    Section 3.10 Agreements, Contracts and Commitments....................................................        A-9
    Section 3.11 Litigation...............................................................................        A-9
    Section 3.12 Environmental Matters....................................................................        A-9
    Section 3.13 Employee Benefit Plans...................................................................       A-10
    Section 3.14 Compliance With Laws.....................................................................       A-10
    Section 3.15 Accounting and Tax Matters...............................................................       A-10
    Section 3.16 Registration Statement; Proxy Statement/Prospectus.......................................       A-11
    Section 3.17 Labor Matters............................................................................       A-11
    Section 3.18 Insurance................................................................................       A-11
    Section 3.19 No Existing Discussions..................................................................       A-11
    Section 3.20 Opinion of Financial Advisor.............................................................       A-11
    Section 3.21 Section 203 of the DGCL Not Applicable...................................................       A-12
    Section 3.22 Rights Agreement.........................................................................       A-12

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
ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF BUYER AND SUB.......................................................       A-12
    Section 4.01 Organization of Buyer and Sub............................................................       A-12
    Section 4.02 Buyer Capital Structure..................................................................       A-12
    Section 4.03 Authority; No Conflict; Required Filings and Consents....................................       A-13
    Section 4.04 SEC Filings; Financial Statements........................................................       A-14
    Section 4.05 No Undisclosed Liabilities...............................................................       A-14
    Section 4.06 Absence of Certain Changes or Events.....................................................       A-14
    Section 4.07 Taxes....................................................................................       A-15
    Section 4.08 Properties...............................................................................       A-15
    Section 4.09 Intellectual Property....................................................................       A-16
    Section 4.10 Agreements, Contracts and Commitments....................................................       A-16
    Section 4.11 Litigation...............................................................................       A-16
    Section 4.12 Environmental Matters....................................................................       A-16
    Section 4.13 Employee Benefit Plans...................................................................       A-17
    Section 4.14 Compliance With Laws.....................................................................       A-17
    Section 4.15 Accounting and Tax Matters...............................................................       A-17
    Section 4.16 Registration Statement; Proxy Statement/Prospectus.......................................       A-17
    Section 4.17 Labor Matters............................................................................       A-18
    Section 4.18 Insurance................................................................................       A-18
    Section 4.19 Opinion of Financial Advisor.............................................................       A-18
    Section 4.20 Interim Operations of Sub................................................................       A-18

ARTICLE V
    CONDUCT OF BUSINESS...................................................................................       A-18
    Section 5.01 Covenants of Seller......................................................................       A-18
    Section 5.02 Covenants of Buyer.......................................................................       A-20
    Section 5.03 Cooperation..............................................................................       A-20
    Section 5.04 Confidentiality..........................................................................       A-20

ARTICLE VI
    ADDITIONAL AGREEMENTS.................................................................................       A-20
    Section 6.01 No Solicitation..........................................................................       A-20
    Section 6.02 Proxy Statement/Prospectus; Registration Statement.......................................       A-21
    Section 6.03 Nasdaq Quotation.........................................................................       A-22
    Section 6.04 Access to Information....................................................................       A-22
    Section 6.05 Stockholders Meetings....................................................................       A-22
    Section 6.06 Legal Conditions to Merger...............................................................       A-23
    Section 6.07 Public Disclosure........................................................................       A-24
    Section 6.08 Tax-Free Reorganization..................................................................       A-24
    Section 6.09 Pooling Accounting.......................................................................       A-24
    Section 6.10 Affiliate Agreements.....................................................................       A-24
    Section 6.11 NYSE Listing.............................................................................       A-24
    Section 6.12 Stock Plans..............................................................................       A-24
    Section 6.13 Brokers or Finders.......................................................................       A-25
    Section 6.14 Indemnification..........................................................................       A-25

                                                                                                              PAGE
                                                                                                            ---------
ARTICLE VII
    CONDITIONS TO MERGER..................................................................................       A-26
    Section 7.01 Conditions to Each Party's Obligation To Effect the Merger...............................       A-26
    Section 7.02 Additional Conditions to Obligations of Buyer and Sub....................................       A-26
    Section 7.03 Additional Conditions to Obligations of Seller...........................................       A-27

ARTICLE VIII
    TERMINATION AND AMENDMENT.............................................................................       A-27
    Section 8.01 Termination..............................................................................       A-27
    Section 8.02 Effect of Termination....................................................................       A-28
    Section 8.03 Fees and Expenses........................................................................       A-28
    Section 8.04 Amendment................................................................................       A-30
    Section 8.05 Extension; Waiver........................................................................       A-30

ARTICLE IX
    MISCELLANEOUS.........................................................................................       A-30
    Section 9.01 Nonsurvival of Representations, Warranties and Agreements................................       A-30
    Section 9.02 Notices..................................................................................       A-30
    Section 9.03 Interpretation...........................................................................       A-31
    Section 9.04 Counterparts.............................................................................       A-31
    Section 9.05 Entire Agreement; No Third Party Beneficiaries...........................................       A-31
    Section 9.06 Governing Law............................................................................       A-31
    Section 9.07 Jurisdiction.............................................................................       A-31
    Section 9.08 Assignment...............................................................................       A-32
    Section 9.09 Severability.............................................................................       A-32
    Section 9.10 WAIVER OF JURY TRIAL.....................................................................       A-32

Exhibit A-1    Form of Seller Affiliate Agreement
Exhibit A-2    Form of Buyer Affiliate Agreement

                            TABLES OF DEFINED TERMS

                                                                                                  CROSS REFERENCE
TERMS                                                                                              IN AGREEMENT
-----------------------------------------------------------------------------------------------  -----------------
Acquisition Proposal...........................................................................  Section 6.01(a)
Affiliate......................................................................................  Section 6.10
Affiliate Agreement............................................................................  Section 6.10
Agreement......................................................................................  Preamble
Agreement of Merger............................................................................  Section 1.01
Alternative Transaction........................................................................  Section 8.03(g)
Antitrust Laws.................................................................................  Section 6.06(b)
Bankruptcy and Equity Exception................................................................  Section 3.03(a)
Blue Sky.......................................................................................  Section 7.02(d)
Buyer Balance Sheet............................................................................  Section 4.04(b)
Buyer Common Stock.............................................................................  Section 2.01(b)
Buyer Disclosure Schedule......................................................................  Article IV
Buyer Employee Plans...........................................................................  Section 4.13(a)
Buyer Material Adverse Effect..................................................................  Section 4.01
Buyer Material Contracts.......................................................................  Section 4.10
Buyer Meeting..................................................................................  Section 3.16
Buyer SEC Reports..............................................................................  Section 4.04(a)
Buyer Stock Plans..............................................................................  Section 4.02(a)
Buyer Voting Proposal..........................................................................  Section 6.05(b)
Certificates...................................................................................  Section 2.02(b)
Closing........................................................................................  Section 1.02
Closing Date...................................................................................  Section 1.02
Code...........................................................................................  Preamble
Confidentiality Agreement......................................................................  Section 5.04
Constituent Corporations.......................................................................  Section 1.03
Exchange Ratio.................................................................................  Section 2.01(c)
Effective Time.................................................................................  Section 1.01
Environmental Law..............................................................................  Section 3.12(c)
ERISA..........................................................................................  Section 3.13(a)
ERISA Affiliate................................................................................  Section 3.13(a)
Exchange Act...................................................................................  Section 3.03(c)
Exchange Agent.................................................................................  Section 2.02(a)
Exchange Fund..................................................................................  Section 2.02(a)
Governmental Entity............................................................................  Section 3.03(c)
Hazardous Substance............................................................................  Section 3.12(c)
HSR Act........................................................................................  Section 3.03(c)
Indemnified Parties............................................................................  Section 6.14(a)
IRS............................................................................................  Section 3.07(b)
Joint Proxy Statement..........................................................................  Section 3.16
Material Leases................................................................................  Section 3.08
Merger.........................................................................................  Preamble
Order..........................................................................................  Section 6.06(b)
Outside Date...................................................................................  Section 8.01(b)
Registration Statement.........................................................................  Section 3.16
Rule 145.......................................................................................  Section 6.10
SEC............................................................................................  Section 3.03(c)
Securities Act.................................................................................  Section 3.03(c)

                                                                                                  CROSS REFERENCE
TERMS                                                                                              IN AGREEMENT
-----------------------------------------------------------------------------------------------  -----------------
Seller Balance Sheet...........................................................................  Section 3.04(b)
Seller Common Stock............................................................................  Section 2.01(b)
Seller Disclosure Schedule.....................................................................  Article III
Seller Employee Plans..........................................................................  Section (a)
Seller Material Adverse Effect.................................................................  Section 3.01
Seller Material Contract.......................................................................  Section 3.10
Seller Meeting.................................................................................  Section 3.16
Seller.........................................................................................  Section 3.02(b)
Seller Rights..................................................................................  Section 3.02(b)
Seller Rights Plan.............................................................................  Section 3.02(b)
Seller SEC Reports.............................................................................  Section 3.04(a)
Seller Stock Plans.............................................................................  Section 3.02(a)
Seller Voting Proposal.........................................................................  Section 6.05(a)
Subsidiary.....................................................................................  Section 3.01
Superior Proposal..............................................................................  Section 6.01(a)
Surviving Corporation..........................................................................  Section 1.03(a)
Tax............................................................................................  Section 3.07(a)
Taxes..........................................................................................  Section 3.07(a)
Third Party....................................................................................  Section 8.03(g)

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of June 21, 1998, by and among The Learning Company, Inc., a Delaware corporation ("Buyer"), TLC Merger Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Buyer ("Sub"), and Broderbund Software, Inc., a Delaware corporation ("Seller").

    WHEREAS, the Boards of Directors of Buyer and Seller deem it advisable and in the best interests of each corporation and its respective stockholders that Buyer and Seller combine in order to advance the long-term business interests of Buyer and Seller;

    WHEREAS, the combination of Buyer and Seller shall be effected by the terms of this Agreement through a merger of Sub into Seller, as a result of which the stockholders of Seller will become stockholders of Buyer (the "Merger");

    WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

    WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a pooling of interests.

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE I
                                   THE MERGER

    Section 1.01 Effective Time of the Merger. Subject to the provisions of this Agreement, a certificate of merger in such form as is required by the relevant provisions of the Delaware General Corporation Law ("DGCL") (the "Certificate of Merger") shall be duly executed and acknowledged by the Surviving Corporation (as defined in Section 1.03) and thereafter delivered to the Secretary of State of the State of Delaware for filing, as soon as practicable on the Closing Date (as defined in Section 1.02). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

    Section 1.02 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., E.S.T., on a date to be specified by Buyer and Seller (the "Closing Date"), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VII, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, unless another date, place or time is agreed to in writing by Buyer and Seller.

    Section 1.03 Effects of the Merger. At the Effective Time (i) the separate existence of Sub shall cease and Sub shall be merged with and into Seller (Sub and Seller are sometimes referred to below as the "Constituent Corporations" and Seller following the Merger is sometimes referred to below as the "Surviving Corporation"), (ii) the Certificate of Incorporation of Seller shall be amended so that Article 4 of such Certificate of Incorporation reads in its entirety as follows: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000, all of which shall consist of Common Stock, $.01 par value per share, and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation, and (iii) the Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation. The Merger shall have the effects set forth in Section 259 of the DGCL.

    Section 1.04 Directors and Officers. The directors and officers of Sub immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

    Section 2.01 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Seller Common Stock or capital stock of Sub:

    (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock of the Surviving Corporation.

    (b) Cancellation of Treasury Stock and Buyer-Owned Stock. All shares of common stock $.01 par value per share, of Seller ("Seller Common Stock") that are owned by Seller as treasury stock and any shares of Seller Common Stock owned by Buyer, Sub or any other wholly-owned Subsidiary (as defined in Section 3.01) of Buyer shall be cancelled and retired and shall cease to exist and no stock of Buyer or other consideration shall be delivered in exchange therefor. All shares of Common Stock, $.01 par value per share, of Buyer ("Buyer Common Stock") owned by Seller shall be unaffected by the Merger.

    (c) Exchange Ratio for Seller Common Stock. Subject to Section 2.02, each issued and outstanding share of Seller Common Stock (other than shares to be cancelled in accordance with Section 2.01(b)), together with the Seller Rights (as defined below) attached thereto or associated therewith, shall be converted into the right to receive .8 shares (the "Exchange Ratio") of Buyer Common Stock. All such shares of Seller Common Stock and all Seller Rights, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Buyer Common Stock and any cash in lieu of fractional shares of Buyer Common Stock to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with
Section 2.02, without interest.

    (d) Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Buyer Common Stock or Seller Common Stock), reorganization, recapitalization or other like change with respect to Buyer Common Stock or Seller Common Stock occurring after the date hereof and prior to the Effective Time.

    Section 2.02 Exchange of Certificates. The procedures for exchanging outstanding shares of Seller Common Stock for Buyer Common Stock pursuant to the Merger are as follows:

    (a) Exchange Agent. As of the Effective Time, Buyer shall deposit with a bank or trust company designated by Buyer and Seller (the "Exchange Agent"), for the benefit of the holders of shares of Seller Common Stock, for exchange in accordance with this Section 2.02, through the Exchange Agent, (i) certificates representing the shares of Buyer Common Stock (such shares of Buyer Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") issuable pursuant to Section
2.01 in exchange for outstanding shares of Seller Common Stock, (ii) cash in an amount sufficient to make payments required pursuant to Section 2.02(e), and
(iii) any dividends or distributions to which holders of Certificates (as defined below) may be entitled pursuant to Section 2.02(c)

    (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Seller Common Stock (the "Certificates") whose shares were converted pursuant to Section 2.01 into the right to receive shares of Buyer Common Stock (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Buyer and Seller may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates representing shares of Buyer Common Stock (plus cash in lieu of fractional shares, if any, of Buyer Common Stock and any dividends or distributions as provided below). Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Buyer, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Buyer Common Stock which such holder has the right to receive pursuant to the provisions of this Article II plus cash in lieu of fractional shares pursuant to Section 2.02(e) and any dividends or distributions pursuant to
Section 2.02(c), and the Certificate so surrendered shall immediately be cancelled. In the event of a transfer of ownership of Seller Common Stock which is not registered in the transfer records of Seller, a certificate representing the proper number of shares of Buyer Common Stock plus cash in lieu of fractional shares pursuant to Section 2.02(e) and any dividends or distributions pursuant to Section 2.02(c) may be issued to a transferee if the Certificate representing such Seller Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of Buyer Common Stock plus cash in lieu of fractional shares pursuant to Section 2.02(e) and any dividends or distributions pursuant to Section 2.02(c) as contemplated by this
Section 2.02.

    (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Buyer Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Buyer Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to subsection (e) below until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Buyer Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Buyer Common Stock to which such holder is entitled pursuant to subsection (e) below and the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Buyer Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Buyer Common Stock.

    (d) No Further Ownership Rights in Seller Common Stock. All shares of Buyer Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof (including any cash or other distributions paid pursuant to subsection (c) or (e) of this Section 2.02) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Seller Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Seller on such shares of Seller Common Stock in accordance with the terms of this Agreement (to the extent permitted under Section 5.01) prior to the date hereof and which remain unpaid at the Effective Time, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Seller Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.02.

    (e) No Fractional Shares. No certificate or scrip representing fractional shares of Buyer Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of Buyer. Notwithstanding any other provision of this Agreement, each holder of shares of Seller Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Buyer Common

Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Buyer Common Stock multiplied by the average of the last reported sales prices of Buyer Common Stock, as reported on the New York Stock Exchange, on each of the ten trading days immediately preceding the Closing Date.

    (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the stockholders of Seller for 180 days after the Effective Time shall be delivered to Buyer, upon demand, and any stockholders of Seller who have not previously complied with this Section 2.02 shall thereafter look only to Buyer for payment of their claim for Buyer Common Stock, any cash in lieu of fractional shares of Buyer Common Stock and any dividends or distributions with respect to Buyer Common Stock.

    (g) No Liability. To the extent permitted by applicable law, neither Buyer nor Seller shall be liable to any holder of shares of Seller Common Stock or Buyer Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (h) Withholding Rights. Each of Buyer and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Seller Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Surviving Corporation or Buyer, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Seller Common Stock in respect of which such deduction and withholding was made by Surviving Corporation or Buyer, as the case may be.

    (i) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Buyer Common Stock and any cash in lieu of fractional shares, and unpaid dividends and distributions on shares of Buyer Common Stock deliverable in respect thereof pursuant to this Agreement.

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller represents and warrants to Buyer and Sub that the statements contained in this Article III are true and correct, except as set forth herein or in the disclosure schedule delivered by Seller to Buyer on or before the date of this Agreement (the "Seller Disclosure Schedule"). The Seller Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III and the disclosure in any paragraph shall qualify other paragraphs in this Article III only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other paragraphs.

    Section 3.01 Organization of Seller. Each of Seller and its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, properties, financial condition or results of operations of Seller and its Subsidiaries, taken as a whole (a "Seller Material Adverse Effect"); provided, however, that for purposes of this Agreement, any adverse change in the stock price of Seller in and of itself, as quoted on the Nasdaq National Market, shall not be taken into account in determining whether there has been or would be a "Seller Material Adverse Effect" on or with respect to Seller and its Subsidiaries, taken as a whole. Except as set forth in the Seller SEC Reports (as defined in Section 3.04) filed prior to the date hereof, neither Seller nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by Seller and comprising less than five percent (5%) of the outstanding stock of such company. As used in this Agreement, the word "Subsidiary" means, with respect to Seller, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries and, with respect to Buyer, those entities listed on Buyer Disclosure Schedule 4.01.

    Section 3.02 Seller Capital Structure.

    (a) The authorized capital stock of Seller consists of 120,000,000 shares of Common Stock ("Seller Common Stock"). As of May 31, 1998, (i) 20,964,789 shares of Seller Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable and (ii) no shares of Seller Common Stock were held in the treasury of Seller or by Subsidiaries of Seller. The Seller Disclosure Schedule shows the number of shares of Seller Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of May 31, 1998 and the plans under which such options were granted (collectively, the "Seller Stock Plans"). No material change in such capitalization has occurred between May 31, 1998 and the date of this Agreement. As of the date hereof, all shares of Seller Common Stock subject to issuance as specified above are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable. As of the date hereof, there are no obligations, contingent or otherwise, of Seller or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Seller Common Stock or the capital stock of any Subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of Subsidiaries entered into in the ordinary course of business. As of the date hereof, all of the outstanding shares of capital stock of each of Seller's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Seller or another Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Seller's voting rights, charges or other encumbrances of any nature.

    (b) As of the date hereof, except as set forth in this Section 3.02 or as reserved for future grants of options under the Seller Stock Plans and except for the rights (the "Seller Rights") issued and issuable under the Preferred Shares Rights Agreement dated as of May 1, 1996 between Seller and Chemical Mellon Shareholder Services, L.L.C. (the "Seller Rights Plan"), there are no equity securities of any class of Seller or any of its Subsidiaries, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. As of the date hereof, there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Seller or any of its Subsidiaries is a party or by which it is bound obligating Seller or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Seller or any of its Subsidiaries or obligating Seller or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. As of the date hereof, to the best knowledge of Seller, there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of Seller.

    Section 3.03 Authority; No Conflict; Required Filings and Consents.

    (a) Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by Seller have been duly authorized by all necessary corporate action on the part of Seller, subject only to the approval of the Merger by Seller's stockholders under the DGCL. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

    (b) The execution and delivery of this Agreement by Seller does not, and the consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of Seller, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Seller or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or any of its Subsidiaries or any of its or their properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a Seller Material Adverse Effect.

    (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Seller or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, ("HSR Act"), (ii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iii) the filing of the Joint Proxy Statement (as defined in Section 3.16 below) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country and (v) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Seller Material Adverse Effect.

    Section 3.04 SEC Filings; Financial Statements.

    (a) Seller has filed and made available to Buyer all forms, reports and documents required to be filed by Seller with the SEC since January 1, 1996 other than registration statements on Form S-8 (collectively, the "Seller SEC Reports"). The Seller SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Seller SEC Reports or necessary in order to make the statements in such Seller SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Seller's Subsidiaries is required to file any forms, reports or other documents with the SEC.

    (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Seller SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly presented the consolidated financial position of Seller and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The unaudited balance sheet of Seller as of May 31, 1998 is referred to herein as the "Seller Balance Sheet."

    Section 3.05 No Undisclosed Liabilities. Except as disclosed in the Seller SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since May 31, 1998 in the ordinary course of business consistent with past practices, Seller and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate are reasonably likely to have a Seller Material Adverse Effect.

    Section 3.06 Absence of Certain Changes or Events. Except as disclosed in the Seller SEC Reports filed prior to the date hereof, since the date of the Seller Balance Sheet, Seller and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (i) any change in the financial condition, results of operations, business or properties of Seller and its Subsidiaries, taken as a whole that has had, or is reasonably likely to have, a Seller Material Adverse Effect; (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Seller or any of its Subsidiaries having a Seller Material Adverse Effect; (iii) any material change by Seller in its accounting methods not required pursuant to generally accepted accounting principles, principles or practices to which Buyer has not previously consented in writing; (iv) any revaluation by Seller of any of its assets having a Seller Material Adverse Effect; or (v) any other action or event that would have required the consent of Buyer pursuant to Section 5.01 of this Agreement had such action or event occurred after the date of this Agreement.

    Section 3.07 Taxes.

    (a) For the purposes of this Agreement, a "Tax" or, collectively, "Taxes," means any and all material federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, unemployment insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

    (b) Seller and each of its Subsidiaries have (i) filed all federal, state, local and foreign tax returns and reports required to be filed by them prior to the date of this Agreement (taking into account extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clause (i), (ii) or (iii) for any such filings, payments or accruals which are not reasonably likely, individually or in the aggregate, to have a Seller Material Adverse Effect. Unpaid Taxes for periods prior to the date hereof do not materially exceed accruals and reserves for Taxes (other than accruals and reserves for Taxes established to reflect timing differences between book and Tax income) as set forth on the Seller Balance Sheet. Neither the Internal Revenue Service (the "IRS") nor any other taxing authority has asserted any claim for Taxes, or to the actual knowledge of the executive officers of Seller, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Seller Material Adverse Effect. Seller and each of its Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts which are not reasonably likely, individually or in the aggregate, to have a Seller Material Adverse Effect. There are no liens for Taxes upon the assets of Seller or any of its Subsidiaries (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for liens which are not reasonably likely, individually or in the aggregate, to have a Seller Material Adverse Effect.

    (c) Seller is not and never has been a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement (whether written or unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated Tax Returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than Seller nor does Seller owe any amount under any such agreement.

    (d) Neither Seller nor any of its Subsidiaries is a "consenting corporation" within the meaning of Section 341(f) of the Code, and none of the assets of Seller or the Subsidiaries are subject to an election under Section 341(f) of the Code.

    (e) Neither Seller nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

    (f) Neither Seller nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that will be an "excess parachute payment" under Section 280G of the Code.

    Section 3.08 Properties.

    (a) Seller has provided to Buyer a true and complete list of all real property leased by Seller or its Subsidiaries pursuant to leases providing for the occupancy of facilities in excess of 10,000 square feet (collectively "Material Lease(s)") and the location of the premises. Seller is not in default under any of such leases, except where the existence of such defaults, individually or in the aggregate, is not reasonably likely to have a Seller Material Adverse Effect.

    (b) Seller has provided to Buyer a true and complete list of all real property that Seller or any of its Subsidiaries owns. With respect to each such item of real property, except for such matters that, individually or in the aggregate, are not reasonably likely to have a Seller Material Adverse Effect:
(a) Seller or the identified Subsidiary has good and clear record and marketable title to such property, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or occupancy of such property; and (b) the improvements constructed on such property are in good condition, and all mechanical and utility systems servicing such improvements are in good condition, free in each case of material defects.

    Section 3.09 Intellectual Property.

    (a) Seller and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks and copyrights, any applications for and registrations of such patents, trademarks, trade names, service marks and copyrights, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of Seller and its Subsidiaries as currently conducted, or planned to be conducted, the absence of which would be reasonably likely to have a Seller Material Adverse Effect (the "Seller Intellectual Property Rights").

    (b) The execution and delivery of this Agreement and consummation of the Merger will not result in the breach of, or create on behalf of any third party the right to terminate or modify, any license, sublicense or other agreement relating to the Seller's Intellectual Property Rights, or any material licenses, sublicenses and other agreements as to which Seller or any of its Subsidiaries is a party and pursuant to which Seller or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights or trade secrets ("Seller Third Party Intellectual Property Rights"), including software that is used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by Seller or any of its Subsidiaries, the breach of which would be reasonably likely to have a Seller Material Adverse Effect or would have a material adverse effect on any product of Seller expected to account for more than $1 million of revenue in the 12 months following the date hereof.

    (c) All patents, registered trademarks, service marks and copyrights which are held by Seller or any of its Subsidiaries the loss or invalidity of which would cause a Seller Material Adverse Effect, are valid and subsisting. Seller
(i) has not been sued in any suit, action or proceeding, or received in writing any claim or notice, which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement in the cases of clause (i) and (ii) would reasonably be expected to have a Seller Material Adverse Effect.

    Section 3.10 Agreements, Contracts and Commitments. Seller has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any material agreement, contract or commitment filed as an exhibit to the Seller SEC Reports ("Seller Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have a Seller Material Adverse Effect. Each Seller Material Contract that has not expired by its terms is in full force and effect.

    Section 3.11 Litigation. Except as described in the Seller SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against Seller pending or as to which Seller has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have a Seller Material Adverse Effect or a material adverse effect on the ability of Seller to consummate the transactions contemplated by this Agreement.

    Section 3.12 Environmental Matters.

    (a) Except as disclosed in the Seller SEC Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Seller Material Adverse Effect: (i) Seller and its Subsidiaries have complied with all applicable Environmental Laws (as defined in Section 3.12(b)); (ii) the properties currently owned or operated by Seller and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances (as defined in Section 3.12(c)); (iii) the properties formerly owned or operated by Seller or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Seller or any of its Subsidiaries; (iv) neither Seller nor its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Seller nor any of its Subsidiaries have released any Hazardous Substance; (vi) neither Seller nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Seller or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Seller nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Seller or any of its Subsidiaries that could reasonably be expected to result in any material claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Seller pursuant to any Environmental Law.

    (b) As used herein, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

    (c) As used herein, the term "Hazardous Substance" means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (C) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

    Section 3.13 Employee Benefit Plans.

    (a) Seller has listed in Section 3.13 of the Seller Disclosure Schedule all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Seller or any trade or business (whether or not incorporated) which is a member or which is under common control with Seller (an "ERISA Affiliate") within the meaning of Section 414 of the Code, or any Subsidiary of Seller (together, the "Seller Employee Plans").

    (b) With respect to each Seller Employee Plan, Seller has made available to Buyer, a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS, (ii) such Seller Employee Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Seller Employee Plan and
(iv) the most recent actuarial report or valuation relating to a Seller Employee Plan subject to Title IV of ERISA.

    (c) With respect to the Seller Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Seller, there exists no condition or set of circumstances in connection with which Seller could be subject to any liability that is reasonably likely to have a Seller Material Adverse Effect under ERISA, the Code or any other applicable law.

    (d) With respect to the Seller Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Seller, which obligations are reasonably likely to have a Seller Material Adverse Effect.

    (e) Except as disclosed in Seller SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Seller nor any of its Subsidiaries is a party to any oral or written (i) agreement with any officer or other key employee of Seller or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Seller of the nature contemplated by this Agreement, (ii) agreement with any officer of Seller providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof and for the payment of compensation in excess of $100,000 per annum, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

    Section 3.14 Compliance With Laws. Seller has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Seller Material Adverse Effect.

    Section 3.15 Accounting and Tax Matters. To its knowledge, after consulting with its independent auditors, neither Seller nor any of its Affiliates (as defined in Section 6.10) has taken or agreed to take any action which would (i) prevent Buyer from accounting for the business combination to be effected by the Merger as a pooling of interests or (ii) prevent the Merger from constituting a transaction qualifying as a reorganization under 368(a) of the Code. Seller has provided or promptly following the date hereof (but in no event later than June 30, 1998 upon request from Buyer) will provide to Buyer a letter of its independent accountants, KPMG Peat Marwick LLP, as to the eligibility of Buyer for a pooling of interests transaction.

    Section 3.16 Registration Statement; Proxy Statement/Prospectus. The information to be supplied by Seller for inclusion in the registration statement on Form S-4 pursuant to which shares of Buyer Common Stock issued in the Merger will be registered under the Securities Act (the "Registration Statement"), shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information to be supplied by Seller for inclusion in the joint proxy statement/prospectus to be sent to the stockholders of Buyer and Seller in connection with the meeting of Seller's stockholders to consider this Agreement and the Merger (the "Seller Meeting") and in connection with the meeting of Buyer's stockholders (the "Buyer Meeting") to consider the issuance of shares of Buyer Common Stock pursuant to the Merger (the "Joint Proxy Statement") shall not, on the date the Joint Proxy Statement is first mailed to stockholders of Seller or Buyer, at the time of the Seller Stockholders' Meeting and the Buyer Stockholders' Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Seller Meeting or the Buyer Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Seller or any of its Affiliates, officers or directors should be discovered by Seller which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Seller shall promptly inform Buyer.

    Section 3.17 Labor Matters. Neither Seller nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Seller or any of its Subsidiaries the subject of any material proceeding asserting that Seller or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or, to the knowledge of the executive officers of Seller, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Seller or any of its Subsidiaries.

    Section 3.18 Insurance. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by Seller or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of Seller and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Seller Material Adverse Effect.

    Section 3.19 No Existing Discussions. As of the date hereof, Seller has ceased all discussions or negotiations with any other party with respect to an Acquisition Proposal (as defined in Section 6.01).

    Section 3.20 Opinion of Financial Advisor. The financial advisor of Seller, Donaldson, Lufkin & Jenrette Incorporated, has delivered to Seller an opinion dated on or about the date of this Agreement to the effect, as of such date, that the Exchange Ratio is fair to the holders of Seller Common Stock from a financial point of view.

    Section 3.21 Section 203 of the DGCL Not Applicable. The Board of Directors of Seller has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in Section
203) will not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.

    Section 3.22 Rights Agreement. The entering into this Agreement and the consummation of the transactions contemplated hereby do not and will not result in the grant of any rights to any person under the Seller Rights Plan or enable or require the Seller Rights to be exercised, distributed or triggered.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF BUYER AND SUB

    Buyer and Sub represent and warrant to Seller that the statements contained in this Article IV are true and correct, except as set forth herein or in the disclosure schedule delivered by Buyer to Seller on or before the date of this Agreement (the "Buyer Disclosure Schedule"). The Buyer Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and the disclosure in any paragraph shall qualify other paragraphs in this Article IV only to the extent that it is reasonably apparent from a reading of such document that it also qualifies or applies to such other paragraphs.

    Section 4.01 Organization of Buyer and Sub. Each of Buyer and Sub and Buyer's other Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, properties, financial condition or results of operations of Buyer and its Subsidiaries, taken as a whole (a "Buyer Material Adverse Effect"); provided, however, that for purposes of this Agreement, any adverse change in the stock price of Buyer in and of itself, as quoted on the New York Stock Exchange, shall not be taken into account in determining whether there has been or would be an "Buyer Material Adverse Effect" on or with respect to Buyer and its Subsidiaries, taken as a whole. Except as set forth in the Buyer SEC Reports (as defined in Section 4.04) filed prior to the date hereof, neither Buyer nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by Buyer and comprising less than five percent (5%) of the outstanding stock of such company.

    Section 4.02 Buyer Capital Structure.

    (a) The authorized capital stock of Buyer consists of (i) 120,000,000 shares of Common Stock, $.01 par value ("Buyer Common Stock"), (ii) 1,700,000 shares of Preferred Stock, $.01 par value, of which 750,000 shares have been designated as Series A Convertible Participating Preferred Stock ("Series A Preferred Stock") and (iii) one share of special voting stock, $1.00 par value per share (the "Special Voting Share"). The stockholders of Buyer have approved an increase in the authorized Buyer Common Stock to 200,000,000 shares. The Special Voting Share entitles the holder thereof, which is a Subsidiary of Buyer, to vote, together with the holders of Buyer Common Stock, on all matters submitted for the vote of the holders of Buyer Common Stock. The number of votes represented by the Special Voting Share is equal to the number of shares of such Subsidiary outstanding which are exchangeable into shares of Buyer Common Stock ("Exchangeable Shares"). As of June 15, 1998, there were outstanding 59,109,756 shares of Buyer Common Stock, 750,000 shares of Series A Preferred Stock (currently convertible into 15,000,000 shares of Common Stock), 12,510,457 Exchangeable Shares (including 8,687,500 Exchangeable Shares subject to outstanding warrants) and $200,955,000 principal amount of 5 1/2% Senior Convertible Notes due 2000 (convertible into approximately 3,791,600 shares of Common Stock). The Buyer Disclosure Schedule shows the number of shares of Buyer Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of April 30, 1998, and the plans under which such options were granted (collectively, the "Buyer Stock Plans"). No material change in such capitalization has occurred between June 15, 1998 and the date of this Agreement. All shares of Buyer Common Stock subject to issuance as specified above are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Buyer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Buyer Common Stock or the capital stock of any Subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of Subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of Buyer's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares and similar shares in the case of foreign Subsidiaries) are owned by Buyer or another Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Buyer's voting rights, charges or other encumbrances of any nature.

    (b) Except as set forth in this Section 4.02 or as reserved for future grants of options under the Buyer Stock Plans, there are no equity securities of any class of Buyer, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. There are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Buyer or any of its Subsidiaries is a party or by which it is bound obligating Buyer or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Buyer or any of its Subsidiaries or obligating Buyer or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement. To the best knowledge of Buyer, there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of Buyer.

    Section 4.03 Authority; No Conflict; Required Filings and Consents.

    (a) Each of Buyer and the Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of each of Buyer and Sub (including the approval of the Merger by Buyer as the sole stockholder of Sub), subject only to the approval of the Buyer Voting Proposal (as defined in Section 6.05) by Buyer's stockholders. This Agreement has been duly executed and delivered by each of Buyer and Sub and constitutes the valid and binding obligation of each of Buyer and Sub, enforceable in accordance with their terms, subject to the Bankruptcy and Equity Exception.

    (b) The execution and delivery of this Agreement by each of Buyer and Sub does not, and the consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of Buyer or Sub,
(ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Buyer or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or any of its Subsidiaries or any of its or their properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a Buyer Material Adverse Effect.

    (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Buyer or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of the pre-merger notification report under the HSR Act, (ii) the filing of the Registration Statement with the SEC in accordance with the Securities Act, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iv) the filing of the Joint Proxy Statement with the SEC in accordance with the Exchange Act, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country, (vi) the approval by the New York Stock Exchange of the listing of the shares of Buyer Common Stock to be issued in the transactions contemplated by this Agreement, and (vii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Buyer Material Adverse Effect.

    Section 4.04 SEC Filings; Financial Statements.

    (a) Buyer has filed and made available to Seller all forms, reports and documents required to be filed by Buyer with the SEC since January 1, 1996 other than registration statements on Form S-8 (collectively, the "Buyer SEC Reports"). The Buyer SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Buyer SEC Reports or necessary in order to make the statements in such Buyer SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Buyer's Subsidiaries is required to file any forms, reports or other documents with the SEC.

    (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Buyer SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly presented the consolidated financial position of Buyer and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The unaudited balance sheet of Buyer as of March 31, 1998 is referred to herein as the "Buyer Balance Sheet."

    Section 4.05 No Undisclosed Liabilities. Except as disclosed in the Buyer SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since March 31, 1998 in the ordinary course of business consistent with past practices, Buyer and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate, are reasonably likely to have a Buyer Material Adverse Effect.

    Section 4.06 Absence of Certain Changes or Events. Except as disclosed in the Buyer SEC Reports filed prior to the date hereof, since the date of the Buyer Balance Sheet, Buyer and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (i) any change in the financial condition, results of operations, business or properties of Buyer and its Subsidiaries, taken as a whole, that has had, or is reasonably likely to have, a Buyer Material Adverse Effect; (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Buyer or any of its Subsidiaries having a Buyer Material Adverse Effect; (iii) any material change by Buyer in its accounting methods not required pursuant to generally accepted accounting principles, principles or practices to which Seller has not previously consented in writing; (iv) any revaluation by Buyer of any of its assets having a Buyer Material Adverse Effect; or (v) any other action or event that would have required the consent of Seller pursuant to Section 5.02 of this Agreement had such action or event occurred after the date of this Agreement.

    Section 4.07 Taxes.

    (a) Buyer and each of its Subsidiaries have (i) filed all federal, state, local and foreign tax returns and reports required to be filed by them prior to the date of this Agreement (taking into account extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clause (i), (ii) or (iii) for any such filings, payments or accruals which are not reasonably likely, individually or in the aggregate, to have a Buyer Material Adverse Effect. Unpaid Taxes for periods prior to the date hereof do not materially exceed accruals and reserves for Taxes (other than accruals and reserves for Taxes established to reflect timing differences between book and Tax income) as set forth on the Seller Balance Sheet. Neither the IRS nor any other taxing authority has asserted any claim for Taxes, or to the actual knowledge of the executive officers of Buyer, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Buyer Material Adverse Effect. Buyer and each of its Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts which are not reasonably likely, individually or in the aggregate, to have a Buyer Material Adverse Effect. There are no liens for Taxes upon the assets of Buyer or any of its Subsidiaries (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for liens which are not reasonably likely, individually or in the aggregate, to have a Buyer Material Adverse Effect.

    (b) Buyer is not and never has been a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement (whether written or unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated Tax Returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than Buyer nor does Buyer owe any amount under any such agreement.

    (c) Neither Buyer nor any of its Subsidiaries is a "consenting corporation" within the meaning of Section 341(f) of the Code, and none of the assets of Buyer or the Subsidiaries are subject to an election under Section 341(f) of the Code.

    (d) Neither Buyer nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

    Section 4.08 Properties.

    (a) Buyer is not in default under any of its Material Leases, except where the existence of such defaults, individually or in the aggregate, is not reasonably likely to have a Buyer Material Adverse Effect.

    (b) With respect to any item of real property owned by Buyer, except for such matters that, individually or in the aggregate, are not reasonably likely to have a Buyer Material Adverse Effect: (a) Buyer or the identified Subsidiary has good and clear record and marketable title to such property, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or occupancy of such property; and (b) the improvements constructed on such property are in good condition, and all mechanical and utility systems servicing such improvements are in good condition, free in each case of material defects.

    Section 4.09 Intellectual Property.

    (a) Buyer and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks and copyrights, any applications for and registrations of such patents, trademarks, trade names, service marks and copyrights, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of Buyer and its Subsidiaries as currently conducted, or planned to be conducted, the absence of which would be reasonably likely to have a Buyer Material Adverse Effect (the "Buyer Intellectual Property Rights").

    (b) The execution and delivery of this Agreement and the consummation of the Merger will not result in breach of, or create on behalf of any third party the right to terminate or modify, any license, sublicense or other agreement relating to the Buyer's Intellectual Property Rights, or any material licenses, sublicenses and other agreements as to which Buyer or any of its Subsidiaries is a party and pursuant to which Buyer or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights or trade secrets ("Buyer Third Party Intellectual Property Rights"), including software that is used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by Buyer or any of its Subsidiaries, the breach of which would be reasonably likely to have a Buyer Material Adverse Effect.

    (c) All patents, registered trademarks, service marks and copyrights which are held by Buyer or any of its Subsidiaries the loss or invalidity of which would cause a Buyer Material Adverse Effect, are valid and subsisting. Buyer (i) has not been sued in any suit, action or proceeding, or received in writing any claim or notice, which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party, and (ii) has no knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which such infringement in the cases of clause (i) and
(ii) would reasonably be expected to have a Buyer Material Adverse Effect.

    Section 4.10 Agreements, Contracts and Commitments. Buyer has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any material agreement, contract or commitment filed as an exhibit to the Buyer SEC Reports ("Buyer Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have a Buyer Material Adverse Effect. Each Buyer Material Contract that has not expired by its terms is in full force and effect.

    Section 4.11 Litigation. Except as described in the Buyer SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against Buyer pending or as to which Buyer has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have a Buyer Material Adverse Effect or a material adverse effect on the ability of Buyer to consummate the transactions contemplated by this Agreement.

    Section 4.12 Environmental Matters. Except as disclosed in the Buyer SEC Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Buyer Material Adverse Effect: (i) Buyer and its Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Buyer and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Buyer or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Buyer or any of its Subsidiaries; (iv) neither Buyer nor its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Buyer nor any of its Subsidiaries has released any Hazardous Substance; (vi) neither Buyer nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Buyer or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Buyer nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any

Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Buyer or any of its Subsidiaries that could reasonably be expected to result in any material claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Buyer pursuant to any Environmental Law.

    Section 4.13 Employee Benefit Plans.

    (a) With respect to each of the employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Buyer or any ERISA Affiliate of Buyer, or any Subsidiary of Buyer (together, the "Buyer Employee Plans"), Buyer has made available to Seller, a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS, (ii) such Buyer Employee Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Buyer Employee Plan and (iv) the most recent actuarial report or valuation relating to a Buyer Employee Plan subject to Title IV of ERISA.

    (b) With respect to the Buyer Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Buyer, there exists no condition or set of circumstances in connection with which Buyer could be subject to any liability that is reasonably likely to have a Buyer Material Adverse Effect under ERISA, the Code or any other applicable law.

    (c) With respect to the Buyer Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Buyer, which obligations are reasonably likely to have a Buyer Material Adverse Effect.

    Section 4.14 Compliance With Laws. Buyer has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Buyer Material Adverse Effect.

    Section 4.15 Accounting and Tax Matters. To its knowledge, after consulting with its independent auditors, neither Buyer nor any of its Affiliates has taken or agreed to take any action which would (i) prevent Buyer from accounting for the business combination to be effected by the Merger as a pooling of interests, or (ii) prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

    Section 4.16 Registration Statement; Proxy Statement/Prospectus. The information in the Registration Statement (except for information supplied by Seller for inclusion in the Registration Statement, as to which Buyer makes no representation) shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information (except for information to be supplied by Seller for inclusion in the Joint Proxy Statement, as to which Buyer makes no representation) in the Joint Proxy Statement shall not, on the date the Joint Proxy Statement is first mailed to stockholders of Buyer or Seller, at the time of the Buyer Meeting and the Seller Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Buyer Meeting or the Seller Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Buyer or any of its Affiliates, officers or directors should be discovered by Buyer which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Buyer shall promptly inform Seller.

    Section 4.17 Labor Matters. Neither Buyer nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Buyer or any of its Subsidiaries the subject of any material proceeding asserting that Buyer or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or, to the knowledge of the executive officers of Buyer, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Buyer or any of its Subsidiaries.

    Section 4.18 Insurance. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by Buyer or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of Buyer and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Buyer Material Adverse Effect.

    Section 4.19 Opinion of Financial Advisor. The financial advisor of Buyer, BT Alex. Brown Incorporated, has delivered to Buyer an opinion dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to Buyer from a financial point of view.

    Section 4.20 Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

                                   ARTICLE V
                              CONDUCT OF BUSINESS

    Section 5.01 Covenants of Seller. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Seller agrees as to itself and its respective Subsidiaries (except to the extent that Buyer shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and Taxes and perform other obligations when due subject to good faith disputes over such debts, Taxes or obligations, and, to the extent consistent with such business, use commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, and others having business dealings with it. Except as expressly contemplated by this Agreement or set forth in the Seller Disclosure Schedule, Seller shall not (and shall not permit any of its respective Subsidiaries to), without the written consent of
Buyer:

    (a) Accelerate, amend or change the period of exercisability of outstanding options or restricted stock granted under any employee stock plan of such party or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements in effect as of the date of this Agreement;

    (b) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to such party;

    (c) Issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the grant of options consistent with past practices to new employees, which options represent in the aggregate the right to acquire no more than 200,000 shares (net of cancellations) of Seller Common Stock, or (ii) the issuance of shares of Seller Common Stock pursuant to the exercise of options outstanding on the date of this Agreement or granted pursuant to the foregoing Clause (i);

    (d) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets (other than inventory and other items in the ordinary course of business);

    (e) Sell, lease, license or otherwise dispose of any of its material properties or assets, except for transactions in the ordinary course of business;

    (f) (i) Increase or agree to increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees (other than officers) in accordance with past practices, (ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with, any employees or officers, (iii) enter into any collective bargaining agreement, (iv) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination or severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

    (g) Amend or propose to amend its charter or bylaws, except as contemplated by this Agreement;

    (h) Incur any indebtedness for borrowed money other than pursuant to credit agreements in effect as of the date hereof; or

    (i) Initiate, compromise, or settle any material litigation or arbitration proceeding except in connection with the Agreement or the transactions contemplated hereby;

    (j) Except in the ordinary course of business, modify, amend or terminate any Seller Material Contract or waive, release or assign any material rights or claims;

    (k) Make any material Tax election, settle or compromise any material Tax liability or amend any material Tax return except in the ordinary course of business or consistent with past practice;

    (l) Change its methods of accounting as in effect at May 31, 1998 except as required by generally accepted accounting principles;

    (m) Make or commit to make any capital expenditures that exceed $1,000,000 in the aggregate;

    (n) License any intellectual property rights to or from any third party pursuant to an arrangement that involves a minimum commitment or advance exceeding $500,000 or royalties at a rate exceeding 20%;

    (o) Except as required pursuant to commitments existing on the date hereof or made without violation of this Section 5.01, make any cash disbursement exceeding $1 million for any single item or related series of items;

    (p) Close any facility or office;

    (q) Invest funds in debt securities or other instruments maturing more than 90 days after the date of investment;

    (r) Adopt or implement any stockholder rights plan that could have the effect of impeding or restricting the consummation of the transactions contemplated hereby; or

    (s) Take, or agree in writing or otherwise to take, any of the actions described in Sections (a) through (r) above.

    Section 5.02 Covenants of Buyer. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Buyer agrees as to itself and its respective Subsidiaries (except to the extent that Seller shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and Taxes and perform its obligations when due subject to good faith disputes over such debts, Taxes or obligations, and, to the extent consistent with such business, use commercially reasonable efforts consistent with past practices and policies to preserve intact is present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, and others having business dealings with it. Except as expressly contemplated by this Agreement, Buyer shall not (and shall not permit any of its respective Subsidiaries to), without the written consent of Seller:

    (a) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service by such party;

    (b) Amend or propose to amend its charter or bylaws, except as contemplated by Section 4.02 of this Agreement; or

    (c) Take, or agree in writing or otherwise to take, any of the actions described in Sections (a) and (b) above.

    Section 5.03 Cooperation. Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Buyer and Seller shall make its officers available to confer on a regular and frequent basis with one or more representatives of the other party to report on the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger and the transactions contemplated hereby and thereby.

    Section 5.04 Confidentiality. The parties acknowledge that Buyer and Seller have previously executed a Confidentiality Agreement, dated as of on or about April 10, 1998 (the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms, except as expressly modified herein.

                                   ARTICLE VI
                             ADDITIONAL AGREEMENTS

    Section 6.01 No Solicitation.

    (a) From and after the date of this Agreement until the earlier of the Effective Time or termination of this Agreement pursuant to its terms, Seller shall not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent of such party (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets (other than the sale of Seller's products or used equipment in the ordinary course of business), sale of shares of capital stock (including without limitation by way of a tender offer but excluding sales pursuant to existing employee and director stock plans) or similar transaction involving Seller or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"),
(ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or
(iii) agree to or recommend any Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Seller or its Board of Directors, from (A) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or agreeing to (with the terms of any such agreement being subject to termination of this Agreement in accordance with Article VIII) or recommending an unsolicited bona fide written Acquisition Proposal to the stockholders of Seller, if and only to the extent that (1) the Board of Directors of Seller believes in good faith (after consultation with its financial advisor) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and would, if consummated, result in a transaction more favorable than the transaction contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal") and Seller's Board of Directors determines in good faith after consultation with outside legal counsel that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to such party than those contained in the Confidentiality Agreement; or (B) complying with Rule 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal or making any disclosure to Seller's stockholders if, in the good faith judgment of Seller's Board of Directors, after consultation with outside legal counsel, such disclosure is required by applicable law.

    (b) Seller shall notify Buyer within one day after receipt by Seller (or its advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of Seller by any person or entity that informs Seller that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. Seller shall continue to keep Buyer informed, on a current basis, of the status of any such discussions or negotiations and all material terms being discussed or negotiated, which shall include, without limitation, any change to the proposed price and terms and form of payment.

    Section 6.02 Proxy Statement/Prospectus; Registration Statement.

    (a) As promptly as practical after the execution of this Agreement, Buyer and Seller shall prepare and file with the SEC the Joint Proxy Statement, and Buyer shall prepare and file with the SEC the Registration Statement, in which the Joint Proxy Statement will be included as a prospectus, provided that Buyer may delay the filing of the Registration Statement until approval of the Joint Proxy Statement by the SEC. Buyer and Seller shall use all reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practicable. Each of Buyer and Seller will respond to any comments of the SEC and will use its respective commercially reasonable efforts to have the Joint Proxy Statement cleared by the SEC and the Registration Statement declared effective under the Securities Act as promptly as practicable after such filings and will cause the Joint Proxy Statement and the prospectus contained within the Registration Statement to be mailed to its stockholders at the earliest practicable time after both the Proxy Statement is cleared by the SEC and the Registration Statement is declared effective under the Securities Act. Each of Buyer and Seller will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement, the Joint Proxy Statement or any filing pursuant to Section 6.02(b) or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Registration Statement, the Joint Proxy Statement, the Merger or any filing pursuant to
Section 6.02(b). Each of Buyer and Seller will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this
Section 6.02 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Joint Proxy Statement, the Registration Statement or any filing pursuant ot
Section 6.02(b), Buyer or Seller, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Buyer and/or Seller, such amendment or supplement.

    (b) Buyer and Seller shall make all necessary filings with respect to the Merger under the Securities Act, the Exchange Act, applicable state blue sky laws and the rules and regulations thereunder.

    Section 6.03 Nasdaq Quotation. Seller agrees to use commercially reasonable efforts to continue the quotation of Seller Common Stock on the Nasdaq National Market during the term of this Agreement.

    Section 6.04 Access to Information. Upon reasonable notice, Seller and Buyer shall each (and shall cause each of their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each of Seller and Buyer shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section
6.04 or otherwise shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

    Section 6.05 Stockholders Meetings.

    (a) The Seller, acting through its Board of Directors, shall, subject to and according to applicable law and its Certificate of Incorporation and Bylaws, promptly and duly call, give notice of, convene and hold as soon as practicable to ensure obtaining requisite stockholder approval following the date on which the Registration Statement becomes effective the Seller Meeting for the purpose of voting to approve and adopt this Agreement and the Merger (the "Seller Voting Proposal"). The Board of Directors of the Seller shall, subject to the fiduciary duties of the Board of Directors of Seller under applicable law as advised in a written opinion by outside counsel, (i) recommend approval and adoption of the Seller Voting Proposal by the stockholders of the Seller and include in the Joint Proxy Statement such recommendation and (ii) take all reasonable and lawful action to solicit and obtain such approval; provided, however, that in the context of an Acquisition Proposal the Board of Directors of Seller may withdraw such recommendation (and be relieved of its duty to solicit approval of Seller's shareholders) if (but only if) (i) the Board of Directors of Seller has received a Superior Proposal and (ii) such Board of Directors upon advice of its outside legal counsel determines that it is required, in order to comply with its fiduciary duties under applicable law, to recommend such Superior Proposal to the stockholders of Seller. The Seller stockholder vote required for the approval of the Seller Voting Proposal shall be a majority of the outstanding shares of Seller Common stock on the record date for the Seller Meeting.

    (b) Buyer, acting through its Board of Directors, shall, subject to and in accordance with applicable law and its Certificate of Incorporation and Bylaws, promptly and duly call, give notice of, convene and hold as soon as practicable to ensure obtaining requisite stockholder approval following the date on which the Registration Statement becomes effective, the Buyer Meeting for the purpose of voting to approve the issuance of the shares of Buyer Common Stock to be issued in the Merger (the "Buyer Voting Proposal"). The Board of Directors of Buyer shall, subject to the fiduciary duties of the Board of Directors of Buyer under applicable law as advised in a written opinion by outside counsel, (i) recommend approval of the Buyer Voting Proposal and include in the Joint Proxy Statement such recommendation and (ii) take all reasonable and lawful action to solicit and obtain such approval. The Buyer stockholder vote required for approval of the Buyer Voting Proposal shall be a majority of the shares of Buyer Common Stock present or represented at the Buyer Meeting at which a quorum is present.

    Section 6.06 Legal Conditions to Merger.

    (a) Subject to the terms hereof, Seller and Buyer shall use their respective commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary and proper under applicable law to consummate and make effective the transactions contemplated hereby as promptly as practicable, (ii) obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by Seller or Buyer or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby including, without limitation, the Merger,
(iii) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities laws, (B) the HSR Act and any related governmental request thereunder, and (C) any other applicable law and (iv) execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Seller and Buyer shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Seller and Buyer shall use their respective commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Joint Proxy Statement and the Registration Statement) in connection with the transactions contemplated by this Agreement.

    (b) Subject to the terms hereof, Buyer and Seller agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective commercially reasonable efforts to obtain any government clearances or approvals required for Closing under the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign law or, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively "Antitrust Laws"), to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law. Buyer shall be entitled to direct any proceedings or negotiations with any Governmental Entity relating to any of the foregoing, provided that it shall afford Seller a reasonable opportunity to participate therein. Notwithstanding anything to the contrary in this Section 6.06, neither Buyer nor any of its Subsidiaries shall be required to (i) divest any of their respective businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation, that could reasonably be expected to have a material adverse effect on Buyer or of Buyer combined with Seller after the Effective Time, or (ii) take any action under this Section 6.06 if the United States Department of Justice or the United States

Federal Trade Commission authorizes its staff to seek a preliminary injunction or restraining order to enjoin consummation of the Merger.

    (c) Each of Seller and Buyer shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their commercially reasonable efforts to obtain any third party consents related to or required in connection with the Merger that are (A) necessary to consummate the transactions contemplated hereby, (B) disclosed or required to be disclosed in the Seller Disclosure Schedule or the Buyer Disclosure Schedule, as the case may be, or (C) required to prevent a Seller Material Adverse Effect or a Buyer Material Adverse Effect from occurring prior to or after the Effective Time.

    Section 6.07 Public Disclosure. Buyer and Seller shall use commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement prior to using such efforts, except as may be required by law.

    Section 6.08 Tax-Free Reorganization. Buyer and Seller shall each use its best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code. The parties hereto hereby adopt this Agreement as a plan of reorganization.

    Section 6.09 Pooling Accounting. From and after the date hereof and until the Effective time, neither Seller nor Buyer, nor any of their respective Subsidiaries, shall knowingly take any action, or knowingly fail to take any action, that is reasonably likely to jeopardize the treatment of the Merger as a pooling of interests for accounting purposes.

    Section 6.10 Affiliate Agreements. Upon the execution of this Agreement, Buyer and Seller will provide each other with a list of those persons who are, in Buyer's or Seller's respective reasonable judgment, "affiliates" of Buyer or Seller, respectively, within the meaning of Rule 145 (each such person who is an "affiliate" of Buyer or Seller within the meaning of Rule 145 is referred to as an "Affiliate") promulgated under the Securities Act ("Rule 145"). Buyer and Seller shall provide each other such information and documents as Seller or Buyer shall reasonably request for purposes of reviewing such list and shall notify the other party in writing regarding any change in the identity of its Affiliates prior to the Closing Date. Seller and Buyer shall each use its commercially reasonable efforts to deliver or cause to be delivered to each other by July 3, 1998 (and in any case prior to the mailing of the Joint Proxy Statement) from each of its Affiliates, an executed Affiliate Agreement, in substantially the form appended hereto as Exhibit A-1 (in the case of Seller Affiliates) and Exhibit A-2 (in the case of Buyer Affiliates) (collectively, the "Affiliate Agreements"). Buyer shall be entitled to place appropriate legends on the certificates evidencing any Buyer Common Stock to be received by such Affiliates of Seller pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Buyer Common Stock, consistent with the terms of the Affiliate Agreements (provided that such legends or stop transfer instructions shall be removed, two years after the Effective Date, upon the request of any stockholder that is not then an Affiliate of Buyer).

    Section 6.11 NYSE Listing. Buyer shall use commercially reasonable efforts to cause the shares of Buyer Common Stock to be issued in the Merger to be listed on the New York Stock Exchange, subject to official notice of issuance, on or prior to the Closing Date.

    Section 6.12 Stock Plans.

    (a) At the Effective Time, each outstanding option to purchase shares of Seller Common Stock ("Seller Stock Option") under the Seller Stock Plans, whether vested or unvested, shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Seller Stock Option, the same number of shares of Buyer Common Stock as the holder of such Seller Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at a price per share (rounded upward to the nearest whole cent) equal to (y) the aggregate exercise price for the shares of Seller Common Stock purchasable pursuant to such Seller Stock Option immediately prior to the Effective Time divided by (z) the number of full shares of Buyer Common Stock deemed purchasable pursuant to such Seller Stock Option in accordance with the foregoing.

    (b) As soon as practicable after the Effective Time, Buyer shall deliver to the participants in Seller Stock Plans appropriate notice setting forth such participants' rights pursuant thereto and the grants pursuant to Seller Stock Plans shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 6.12 after giving effect to the Merger).

    (c) Buyer shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Buyer Common Stock for delivery under Seller Stock Plans assumed in accordance with this Section 6.12. As soon as practicable after the Effective Time, Buyer shall file a registration statement on Form S-8 (or any successor or other appropriate forms), or another appropriate form with respect to the shares of Buyer Common Stock subject to such options and shall use its best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

    (d) The Board of Directors of Seller shall, prior to or as of the Effective Time, take all necessary actions, pursuant to and in accordance with the terms of the Seller Stock Plans and the instruments evidencing the Seller Stock Options, to provide for the conversion of the Seller Stock Options into options to acquire Buyer Common Stock in accordance with this Section 6.12, and that no consent of the holders of the Seller Stock Options is required in connection with such conversion.

    (e) Seller shall terminate its Employee Stock Purchase Plan in accordance with its terms as of or prior to the Effective Time.

    Section 6.13 Brokers or Finders. Each of Buyer and Seller represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except whose fees and expenses will be paid by Seller in accordance with Seller's agreement with such firm (a copy of which has been delivered by Seller to Buyer prior to the date of this Agreement), and whose fees and expenses will be paid by Buyer in accordance with Buyer's agreement with such firm (a copy of which has been delivered by Buyer prior to the date of this Agreement).

    Section 6.14 Indemnification.

    (a) From and after the Effective Time, Buyer agrees that it will, and will cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of Seller (the "Indemnified Parties"), against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under Delaware law (and Buyer and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided the Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification).

    (b) For a period of six years after the Effective Time, Buyer shall cause the Surviving Corporation to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are currently covered by Seller's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to Buyer) with coverage in amount and scope at least as favorable to such persons as Seller's existing coverage; provided, that in no event shall Buyer or the

Surviving Corporation be required to expend in excess of 150% the annual premium currently paid by Seller for such coverage.

    (c) The provisions of this Section 6.14 are intended to be an addition to the rights otherwise available to the current officers and directors of Seller by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

                                  ARTICLE VII
                              CONDITIONS TO MERGER

    Section 7.01 Conditions to Each Party's Obligation To Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

    (a) Stockholder Approval. The Seller Voting Proposal shall have been approved and adopted by the affirmative vote of the holders of a majority of the shares of Seller Common Stock outstanding on the record date for the Seller Meeting and the Buyer Voting Proposal shall have been approved by the affirmative vote of the holders of a majority of the shares of Buyer Common Stock present or represented at the Buyer Meeting at which a quorum is present.

    (b) HSR Act. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

    (c) Approvals. Other than the filing provided for by Section 1.02, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity, the failure of which to file, obtain or occur is reasonably likely to have a Buyer Material Adverse Effect or Seller Material Adverse Effect shall have been filed, been obtained or occurred.

    (f) Registration Statement. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

    (g) No Injunctions. No Governmental Entity (including any federal, state or court) of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (each an "Order) or statute, rule, regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

    (h) Pooling Letter. Buyer and Seller shall have received a letter from Coopers & Lybrand LLP, addressed to Buyer regarding its concurrence with Buyer's management conclusions, as to the appropriateness of the pooling of interests accounting, under Accounting Principles Board Opinion No. 16 for the Merger, as contemplated to be effected as of the date of the letter, it being agreed that Buyer and Seller shall each provide reasonable cooperation to Coopers & Lybrand LLP to enable them to issue such a letter.

    Section 7.02 Additional Conditions to Obligations of Buyer and Sub. The obligations of Buyer and Sub to effect the Merger are subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Buyer and Sub:

    (a) Representations and Warranties. The representations and warranties of Seller set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for, (i) changes contemplated by this Agreement and
(ii) where the failures to be true and correct, individually or in the aggregate, have not had and are not reasonably likely to have a Seller Material Adverse Effect or a material adverse effect upon the consummation of the transactions contemplated hereby; and Buyer shall have received a certificate signed on behalf of Seller by the chief executive officer and the chief financial officer of Seller to such effect.

    (b) Performance of Obligations of Seller. Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and Buyer shall have received a certificate signed on behalf of Seller by the chief executive officer and the chief financial officer of Seller to such effect.

    (c) Tax Opinion. Buyer shall have received a written opinion from Hale and Dorr LLP counsel to Buyer, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of
Section 368(a) of the Code; provided that if Hale and Dorr LLP does not render such opinion, this condition shall nonetheless be deemed satisfied if Wilson Sonsini Goodrich & Rosati, P.C. renders such opinion to Buyer (it being agreed that Buyer and Seller shall each provide reasonable cooperation, including making reasonable representations, to Wilson Sonsini Goodrich & Rosati, P.C. or Hale and Dorr LLP, as the case may be, to enable them to render such opinion).

    Section 7.03 Additional Conditions to Obligations of Seller. The obligation of Seller to effect the Merger is subject to the satisfaction of each of the following conditions, any of which may be waived, in writing, exclusively by
Seller:

    (a) Representations and Warranties. The representations and warranties of Buyer and Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for, (i) changes contemplated by this Agreement and (ii) where the failures to be true and correct, individually or in the aggregate, have not had and are not reasonably likely to have a Buyer Material Adverse Effect or a material adverse effect upon the consummation of the transactions contemplated hereby; and Seller shall have received a certificate signed on behalf of Buyer by the chief executive officer and the chief financial officer of Buyer to such effect.

    (b) Performance of Obligations of Buyer and Sub. Buyer and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and Seller shall have received a certificate signed on behalf of Buyer by the chief executive officer and the chief financial officer of Buyer to such effect.

    (c) Tax Opinion. Seller shall have received the opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel to Seller, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code; provided that if Wilson Sonsini Goodrich & Rosati, P.C. does not render such opinion, this condition shall nonetheless be deemed satisfied if Hale and Dorr LLP renders such opinion to Seller (it being agreed that Buyer and Seller shall each provide reasonable cooperation, including making reasonable representations, to Wilson Sonsini Goodrich & Rosati, P.C. or Hale and Dorr LLP, as the case may be, to enable them to render such opinion).

    (d) NYSE. The shares of Buyer Common Stock to be issued in the Merger shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

                                  ARTICLE VIII
                           TERMINATION AND AMENDMENT

    Section 8.01 Termination. This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 8.01(b) through 8.01(g), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the Merger by the stockholders of Seller or Buyer:

    (a) by mutual written consent of Buyer and Seller; or

    (b) by either Buyer or Seller if the Merger shall not have been consummated by December 31, 1998 (the "Outside Date") (provided that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

    (c) by either Buyer or Seller if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

    (d) by Buyer or Seller if (x) at the Seller Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Seller in favor of the Seller Voting Proposal shall not have been obtained; or if (y) at the Buyer Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Buyer in favor of the Buyer Voting Proposal shall not have been obtained (provided that the right to terminate this Agreement under this Section 8.01(d) shall not be available to any party seeking termination who at the time is in breach of or has failed to fulfill its obligations under this Agreement); or

    (e) by Buyer, if (i) the Board of Directors of Seller shall have withdrawn or modified its recommendation of the Seller Voting Proposal; (ii) after the receipt by Seller of an Acquisition Proposal, Buyer requests in writing that the Board of Directors of Seller reconfirm its recommendation of this Agreement or the Merger and the Board of Directors of Seller fails to do so within 10 business days after its receipt of Buyer's request; (iii) the Board of Directors of Seller shall have recommended to the stockholders of Seller an Alternative Transaction (as defined in Section 8.03(g)); (iv) a tender offer or exchange offer for 20% or more of the outstanding shares of Seller Common Stock is commenced (other than by Buyer or an Affiliate of Buyer) and the Board of Directors of Seller recommends that the stockholders of Seller tender their shares in such tender or exchange offer; or (v) for any reason Seller fails to call and hold the Seller Meeting by the Outside Date; or

    (f) by Seller, if (i) the Board of Directors of Buyer shall have withdrawn or modified its recommendation of the Buyer Voting Proposal; or (ii) for any reason Buyer fails to call and hold the Buyer Meeting by the Outside Date; or

    (g) by Buyer or Seller, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) causes the conditions set forth in Section 7.02(a) or (b) (in the case of termination by Buyer) or 7.03(a) or (b) (in the case of termination by Seller) not to be satisfied, and (ii) shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the other party.

    Section 8.02 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.01, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Buyer, Seller, Sub or their respective officers, directors, stockholders or Affiliates, except as set forth in Sections 5.04, 6.13, 8.03 and Article IX; provided that any such termination shall not limit liability for any willful breach of this Agreement and the provisions of Sections 5.04, 6.13, 8.03 and Article IX of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

    Section 8.03 Fees and Expenses.

    (a) Except as set forth in this Section 8.03, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided however, that Seller and Buyer shall share equally all fees and expenses, other than attorneys' fees, incurred with respect to the printing and filing of the Joint Proxy Statement (including any related preliminary materials) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements.

    (b) Seller shall pay Buyer up to $2,000,000 as reimbursement for expenses of Buyer actually incurred relating to the transactions contemplated by this Agreement prior to termination (including, but not limited to, fees and expenses of Buyer's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of this Agreement by Buyer pursuant to (i) Section 8.01(d); (ii) Section 8.01(e),
(iii) Section 8.01(b) as a result of the failure to satisfy the condition set forth in Section 7.02(a); or (iv) Section 8.01(g).

    (c) Seller shall pay Buyer a termination fee of $22,500,000 upon the earliest to occur of the following events:

        (i) the termination of this Agreement by Buyer pursuant to Section 8.01(e); or

        (ii) the termination of this Agreement by Buyer pursuant to Section 8.01(g) after a breach by Seller of this Agreement; or

        (iii) the termination of the Agreement by Buyer pursuant to Section 8.01(d) as a result of the failure to receive the requisite vote for approval of the Seller Voting Proposal by the stockholders of Seller at the Seller Meeting if, at the time of such failure, there shall have been announced an Alternative Transaction relating to Seller which shall not have been absolutely and unconditionally withdrawn and abandoned.

    (d) Buyer shall pay Seller up to $2,000,000 as reimbursement for expenses of Seller actually incurred relating to the transactions contemplated by this Agreement prior to termination (including, but not limited to, but excluding any discretionary fees paid to such financial advisors), upon the termination of this Agreement by Seller pursuant to (i) Section 8.01(d), (ii) Section 8.01(f),
(iii) Section 8.01(b) as a result of the failure to satisfy the condition set forth in Section 7.03(a), or (iv) Section 8.01(g).

    (e) Buyer shall pay Seller a termination fee of $22,500,000 upon the earliest to occur of the following events:

        (i) the termination of this Agreement by Seller pursuant to Section 8.01(f); or

        (ii) the termination of this Agreement by Seller pursuant to Section 8.01(g) after a breach by Buyer of this Agreement; or

        (iii) the termination of the Agreement by Seller pursuant to Section 8.01(d) as a result of the failure to receive the requisite vote for approval of this Agreement and the Merger by the stockholders of Buyer at the Buyer Meeting if, at the time of such failure, there shall have been announced an Alternative Transaction relating to Buyer which shall not have been absolutely and unconditionally withdrawn and abandoned.

    (f) The expenses and fees, if applicable, payable pursuant to Section 8.03(b), 8.03(c), 8.03(d) and 8.03(e) shall be paid within one business day after demand therefor following the first to occur of the events giving rise to the payment obligation described in Section 8.03(b), 8.03(c)(i), (ii) or (iii), 8.03(d) or 8.03(e)(i), (ii) or (iii); PROVIDED that in no event shall Buyer or Seller, as the case may be, be required to pay the expenses and fees, if applicable, to the other, if, immediately prior to the termination of this Agreement, the party to receive the expenses and fees, if applicable, was in material breach of its obligations under this Agreement.

    (g) As used in this Agreement, "Alternative Transaction" means either (i) a transaction pursuant to which any person (or group of persons) other than Buyer or Seller or their respective affiliates (a "Third Party"), acquires more than 20% of the outstanding shares of Seller Common Stock or Buyer Common stock, as the case may be, pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving Seller or Buyer pursuant to which any Third Party acquires more than 20% of the outstanding shares of Seller Common Stock or Buyer Common Stock, as the case may be, or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any

Third Party acquires control of assets (including for this purpose the outstanding equity securities of Subsidiaries of Seller or Buyer, and the entity surviving any merger or business combination including any of them) of Seller or Buyer having a fair market value equal to more than 20% of the fair market value of all the assets of Seller or Buyer, as the case may be, immediately prior to such transaction (except for sale of products or used equipment in the ordinary course of business), or (iv) any public announcement by a Third Party of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

    Section 8.04 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Seller or of Buyer, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    Section 8.05 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE IX
                                 MISCELLANEOUS

    Section 9.01 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Articles I and II, Sections 1.04, 2.01, 2.02, 6.12, 6.14 and Article IX, and the agreements of the Affiliates delivered pursuant to Section 6.10. The Confidentiality Agreement shall survive the execution and delivery of this Agreement.

    Section 9.02 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

             (a) if to Buyer or Sub, to

                The Learning Company, Inc.
                One Atheneaum Street
                Cambridge, MA 02142
                Attn: General Counsel
                Telecopy: (617) 494-5660

                with a copy to:

                Hale and Dorr LLP
                60 State Street
                Boston, MA 02109
                Attn: Mark G. Borden, Esq.
                Telecopy: (617) 526-5000

             (b) if to Seller, to

                Broderbund Software, Inc.
                500 Redwood Blvd
                Novato, CA 94948-6121
                Attn: General Counsel
                Telecopy: (415) 382-4582

                with a copy to:

                Wilson Sonsini Goodrich & Rosati, P.C.
                650 Page Mill Road
                Palo Alto, CA 94304-1050
                Attn: Larry Sonsini, Esq.

                   Marty Korman, Esq.
                   Daniel Mitz, Esq.

                Telecopy: (650) 493-6811

    Section 9.03 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The phrases "the date of this Agreement", "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to June 21, 1998. The words "include," "includes" and "including" when used herein shall be deemed in each case to be following by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. For purposes of this Agreement the term "knowledge" means with respect to a party hereto, with respect to any matter in question, that any of the Chief Executive Officer, Chief Financial Officer, General Counsel, any Vice President or Controller of such party, has actual knowledge of such matter.

    Section 9.04 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    Section 9.05 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 6.14 are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided that the Confidentiality Agreement shall remain in full force and effect until the Effective Time. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither Seller nor Buyer makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

    Section 9.06 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

    Section 9.07 Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement,

(ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this agreement in any court other than a Federal court sitting in the State of Delaware or a Delaware state court.

    Section 9.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

    Section 9.09 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

    Section 9.10. WAIVER OF JURY TRIAL. EACH OF BUYER, SELLER AND SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF BUYER, SELLER OR SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

    IN WITNESS WHEREOF, Buyer, Sub and Seller have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          THE LEARNING COMPANY, INC.

                                          By: /s/ NEAL S. WINNEG
      --------------------------------------------------------------------------

                                          Title: Senior Vice President
                                               and General Counsel
            --------------------------------------------------------------------

                                          TLC MERGER CORP.

                                          By: /s/ NEAL S. WINNEG
      --------------------------------------------------------------------------

                                          Title: Vice President
            --------------------------------------------------------------------

                                          BRODERBUND SOFTWARE, INC.

                                          By: /s/ JOSEPH P. DURRETT
      --------------------------------------------------------------------------

                                          Title: Chief Executive Officer
            --------------------------------------------------------------------

                                                                     Exhibit A-1
                                                      Seller Affiliate Agreement

                              AFFILIATE AGREEMENT
                                          , 1998

The Learning Company, Inc.
One Athenaeum Street
Cambridge, MA 02142
Broderbund Software, Inc.
500 Redwood Boulevard
Novato, CA 94948-6121

Ladies and Gentlemen:

    An Agreement and Plan of Merger dated as of June 21, 1998 (the "Agreement") has been entered into by and among Broderbund Software, Inc., a Delaware corporation ("Seller"), The Learning Company, Inc., a Delaware corporation ("Buyer"), and TLC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Buyer (the "Sub"). The Agreement provides for the merger of the Sub with and into Seller (the "Merger"). In accordance with the Agreement, shares of common stock, $.01 par value per share, of Seller (the "Seller Common Stock") shall be converted into shares of common stock, $.01 par value per share, of Buyer (the "Buyer Common Stock"), as described in the Agreement.

    The undersigned has been advised that as of the date of this agreement the undersigned may be deemed to be an "affiliate" of Seller, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or as such term is used in, and for purposes of, Accounting Series Releases Nos. 130 and 135, as amended, of the Commission.

    In consideration of the mutual agreements, provisions and covenants set forth in the Agreement and hereinafter in this agreement, the undersigned represents and agree as follows:

    1. Pooling Requirements. The undersigned will not within the 30 day period prior to the Effective Time (as defined in the Agreement), sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to, any shares of Seller Common Stock or Buyer Common Stock owned by the undersigned. In addition, the undersigned will not, from and after the Effective Time, sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to any Buyer common stock issued to the undersigned pursuant to the Merger, or any other shares of Buyer capital stock, until after such time as Buyer has published (within the meaning of Accounting Series Release No. 135, as amended, of the Commission) financial results covering at least 30 days of combined operations of Seller and Buyer.

    2. [To be included in Douglas G. Carlston' s Affiliate Agreement only] Registration of Shares. Buyer shall file with the Commission, as promptly as practicable after the Effective Time, a registration statement on Form S-3 covering the resale to the public by Buyer of Buyer Common Stock ( the "Buyer Registration Statement"). Buyer shall use its reasonable efforts to cause the Buyer Registration Statement to be declared effective by the Commission as soon as practicable (the "Effective Date"). Buyer shall cause the Buyer Registration Statement to remain effective for 6 months after the Effective Date or such earlier time as all the Buyer Common Stock covered by the Buyer Registration Statement has been sold pursuant thereto.

    3. Rule 145. The undersigned will not offer, sell, pledge, hypothecate, transfer or otherwise dispose of, or reduce its interest in or risk relating to, any of the shares of Buyer Common Stock issued to the undersigned in the Merger unless at such time either: (i) such transaction is permitted pursuant to the provisions of Rule 145 under the Securities Act; (ii) the undersigned shall have furnished to Buyer an opinion of counsel, reasonably satisfactory to Buyer to the effect that such transaction is otherwise exempt from the registration requirements of the Securities Act; or (iii) a registration statement under the

Securities Act covering the proposed offer, sale, pledge, hypothecation, transfer or other disposition shall be effective under the Securities Act.

    4. Legend.

      (a) The undersigned understands that all certificates representing Buyer Common Stock delivered to the undersigned pursuant to the Merger shall bear a legend in substantially the form set forth below, until the earlier to occur of
(i) one of the events referred to in Section 3 above or (ii) the date on which the undersigned requests removal of such legend, provided, that such request occurs at least two years from the Effective Time (as defined in the Merger Agreement) and that the undersigned is not at the time of such request, and has not been during the three months period preceding to such request, an affiliate of Buyer.

    "The shares represented by this certificate were issued in a transaction to which Rule 145 of the Securities Act of 1933 applies and may only be transferred in accordance with the provisions of such rule. In addition, the shares represented by this certificate may only be transferred in accordance
    with the terms of an affiliate agreement dated           , 1998 between the
    initial holder hereof and The Learning Company, Inc., a copy of which agreement may be inspected by the holder of this certificate at the principal offices of The Learning Company, Inc., or furnished by The Learning Company, Inc. to the holder of this certificate upon written request without charge."

      (b) Buyer in its discretion may cause stop transfer orders to be placed with its transfer agent with respect to the certificates for the shares of Buyer Common Stock that are required to bear the foregoing legend.

    5. General Provisions. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws. This agreement shall be binding on the undersigned's successors and assigns, including his or her heirs, executors and administrators.

    The undersigned has carefully read this agreement and discussed its requirements, to the extent the undersigned believed necessary, with its counsel or counsel for Buyer.

                                          Very truly yours,
                                          --------------------------------------
                                          Signature
                                          --------------------------------------
                                          Print Name

Accepted:
Broderbund Software, Inc.
By:
------------------------------------------
Name:
--------------------------------------
Title:
---------------------------------------
Dated:
--------------------------------------
The Learning Company, Inc.
By:
------------------------------------------
Name:
--------------------------------------
Title:
---------------------------------------
Dated:
--------------------------------------

                                                                     Exhibit A-2
                                                       Buyer Affiliate Agreement

                              AFFILIATE AGREEMENT
                                          , 1998

The Learning Company, Inc.
One Athenaeum Street
Cambridge, MA 02142

Ladies and Gentlemen:

    An Agreement and Plan of Merger dated as of June 21, 1998 (the "Agreement") has been entered into by and among Broderbund Software, Inc., a Delaware corporation ("Seller"), The Learning Company, Inc., a Delaware corporation ("Buyer"), and TLC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Buyer (the "Sub"). The Agreement provides for the merger of the Sub with and into Seller (the "Merger"). In accordance with the Agreement, shares of common stock, $.01 par value per share, of Seller (the "Seller Common Stock") shall be converted into shares of common stock, $.01 par value per share, of Buyer (the "Buyer Common Stock"), as described in the Agreement.

    The undersigned has been advised that as of the date of this agreement the undersigned may be deemed to be an "affiliate" of Buyer, as the term "affiliate" is defined under the Rules and Regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and/or as such term is used in, and for purposes of, Accounting Series Releases Nos. 103 and 135, as amended, of the Commission.

    In consideration of the mutual agreements, provisions and covenants set forth in the Agreement and hereinafter in this agreement, the undersigned represents and agree as follows:

    1. Pooling Requirements. The undersigned will not within the 30 day period prior to the Effective Time (as defined in the Agreement), sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to, any shares of Seller Common Stock or Buyer Common Stock owned by the undersigned. In addition, the undersigned will not, from and after the Effective Time, sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to any shares of Buyer capital stock, until after such time as Buyer has published (within the meaning of Accounting Series Release No. 135, as amended, of the Commission) financial results covering at least 30 days of combined operations of Seller and Buyer. The restrictions set forth herein may be waived by the Buyer to the extent such waiver, in the opinion of Buyer's independent accountants, does not jeopardize the treatment of the Merger as a pooling of interests.

    2. General Provisions. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws. This agreement shall be binding on the undersigned's successors and assigns, including his heirs, executors and administrators.

    The undersigned has carefully read this agreement and discussed its requirements, to the extent the undersigned believed necessary, with its counsel or counsel for Buyer.

                                          Very truly yours,
                                          --------------------------------------
                                          Signature
                                          --------------------------------------
                                          Print Name

Accepted:
Broderbund Software, Inc.
By:
------------------------------------------
Name:
--------------------------------------
Title:
---------------------------------------
Dated:
--------------------------------------
The Learning Company, Inc.
By:
------------------------------------------
Name:
--------------------------------------
Title:
---------------------------------------
Dated:
--------------------------------------

     [LOGO]

                                                                         ANNEX B

                                                                 [LOGO]

June 21, 1998

Board of Directors
The Learning Company, Inc.
1 Athenaeum Street
Cambridge, MA 02142

Dear Board of Directors:

    We understand that The Learning Company, Inc. ("TLC") and Broderbund Software, Inc. ("Broderbund") propose to enter into an Agreement and Plan of Merger dated as of June 21, 1998 (the "Agreement") pursuant to which a wholly-owned subsidiary of TLC will be merged with Broderbund (the "Merger"). The Agreement provides, among other things, that each share of Broderbund common stock issued and outstanding prior to the effective time of the Merger will be converted into 0.8 shares (the "Exchange Ratio") of common stock of TLC. We have assumed, with your consent, that the Merger will qualify for pooling-of-interests accounting treatment and as a tax-free transaction for federal income tax purposes. The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to TLC.

    BT Alex. Brown Incorporated ("BT Alex. Brown"), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Board of Directors of TLC in connection with the transaction described above and will receive a fee for our services, a portion of which is contingent upon the consummation of the Merger and a portion of which becomes payable upon the delivery of this opinion. We have also acted as the lead managing underwriter of an initial public offering of the common stock of Broderbund and have previously acted as financial advisor to Broderbund. BT Alex. Brown maintains a market in the common stock of TLC and Broderbund and regularly publishes research reports regarding the consumer software and new media industries and the businesses and securities of TLC, Broderbund and other publicly owned companies in the consumer software and new media industries. In the ordinary course of business, BT Alex. Brown may actively trade the securities of TLC and Broderbund for our own account and the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

    In connection with this opinion, we have reviewed certain publicly available financial information and other information concerning TLC and Broderbund and certain internal analyses and other information furnished to us by TLC and Broderbund. We have also held discussions with the members of the senior managements of TLC and Broderbund regarding the businesses and prospects of their respective companies and the joint prospects of the combined company, including synergies that may be achieved thereby. In addition, we have (i) reviewed the reported prices and trading activity for the common stock of both TLC and Broderbund, (ii) compared certain financial and stock market information for TLC and Broderbund with similar information for certain other companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations which we deemed comparable in whole or in part, (iv) reviewed the terms of the Agreement and certain related documents, and (v) performed such other studies and analyses and considered such other factors as we deemed appropriate.

                 [LOGO]

Board of Directors
The Learning Company, Inc.
June 21, 1998
Page 2

    We have not independently verified the information described above and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to the information relating to the prospects of TLC and Broderbund and the joint prospects of the combined company, including synergies that may be achieved thereby, we have assumed that such information reflects the best currently available judgments and estimates of the management of TLC and Broderbund as to the likely future financial performance of TLC and Broderbund and the combined company. In addition, we have not made nor been provided with an independent evaluation or appraisal of the assets of TLC or Broderbund, nor have we been furnished with any such evaluations or appraisals. In rendering this opinion, we have not been asked to consider, and we do not address, the relative merits of the Merger as compared to any alternative business transactions with third parties that might exist for TLC or the effect of any such other transaction in which TLC might engage. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter.

    Our advisory services and the opinion expressed herein were prepared for the use of the Board of Directors of TLC and do not constitute a recommendation to TLC's stockholders as to how they should vote at the stockholders' meeting in connection with the Merger. We hereby consent, however, to the inclusion of this opinion as an exhibit to any proxy or registration statement distributed in connection with the Merger.

    Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Exchange Ratio is fair, from a financial point of view, to TLC.

                                          Very truly yours,
                                          /s/ BT ALEX. BROWN INCORPORATED

                                                                         ANNEX C

                                     [LOGO]

       [LOGO]

                                          June 21, 1998

Board of Directors
Broderbund Software, Inc.
500 Redwood Boulevard
Novato, CA 94948

Dear Sirs:

    You have requested our opinion as to the fairness from a financial point of view to the stockholders of Broderbund Software, Inc. (the "Company") of the exchange ratio set forth in the Agreement and Plan of Merger, dated as of June 21, 1998 (the "Agreement"), by and among The Learning Company, Inc. ("TLC"), Broderbund Acquisition Corp. ("BAC"), a wholly owned subsidiary of TLC, and the Company pursuant to which BAC will be merged (the "Merger") with and into the Company.

    Pursuant to the Agreement, each share of common stock of the Company will be converted into the right to receive 0.8 shares (the "Exchange Ratio") of common stock, $0.01 par value per share of TLC.

    In arriving at our opinion, we have reviewed the draft dated June 17, 1998 of the Agreement, and the exhibits thereto. We also have reviewed financial and other information that was publicly available or furnished to us by the Company and TLC, including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were certain financial projections of the Company for the period beginning May 31, 1998 and ending August 31, 1999 prepared by the management of the Company and certain financial projections of TLC for the period beginning June 1, 1998 and ending December 31, 1999 prepared by the management of TLC. In addition, we have compared certain financial and securities data of the Company and TLC with various other companies that we deemed appropriate whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of the Company and TLC, reviewed prices and premiums paid in certain other business combinations that we deemed appropriate, examined the relative contribution of the financial results of the Company and TLC to their combined operations, analyzed the impact of the Merger on the historical and projected financial results of the Company and TLC, and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

    In rendering our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and TLC or their respective representatives, or that was otherwise reviewed by us. In particular, we have relied upon the estimates of the management of the Company of the operating synergies achievable as a result of the Merger and upon our discussion of such synergies with the management of TLC and the Company. With respect to the financial projections supplied to us, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and TLC as to the future operating and financial performance of the Company and TLC, respectively. We have not assumed any responsibility for making an independent evaluation of any assets or liabilities of the Company or TLC, or for making any independent verification of any of the information reviewed by us. We have relied as to certain legal matters on advice of counsel to the Company.

    Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which shares of common stock of TLC will actually trade at any time. Our opinion does not address the relative merits of the Merger or any other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the Merger. Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed transaction.

    Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business we may actively trade the securities of both TLC and the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Exchange Ratio is fair to the stockholders of the Company from a financial point of view.

                                          Very truly yours,

                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          By: /s/ SAFRA A. CATZ
          ----------------------------------------------------------------------
                                            Safra A. Catz
                                            Managing Director

                           THE LEARNING COMPANY, INC.
                                     PROXY
  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 31, 1998
                      THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF THE LEARNING COMPANY, INC.

    The undersigned, revoking all prior proxies, hereby appoint(s) Neal S. Winneg, R. Scott Murray and Mark G. Borden, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock, $.01 par value per share ("TLC Common Stock"), of The Learning Company, Inc. ("TLC") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of TLC to be held at The Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 on August 31, 1998 at 1:00 p.m., local time, and at any adjournment thereof.

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicate his intent to vote in person.

1. To approve the issuance of shares of TLC Common Stock as contemplated by the Agreement and Plan of Merger dated as of June 21, 1998 (the "Merger Agreement") among TLC, TLC Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLC ("Sub"), and Broderbund Software, Inc., a Delaware corporation ("Broderbund"). The Merger Agreement provides that, among other things (a) Sub will be merged with and into Broderbund, with Broderbund being the surviving corporation and becoming a wholly-owned subsidiary of TLC and (b) each outstanding share of Common Stock, par value $.01 per share, of Broderbund (together with the associated preferred stock purchase rights) will be converted into the right to receive 0.80 shares of TLC Common Stock.

                     / / FOR    / / AGAINST    / / ABSTAIN

2.  To amend the TLC 1990 Long Term Equity Incentive Plan.

                     / / FOR    / / AGAINST    / / ABSTAIN

3. To transact such other business as may properly come before the TLC Special Meeting or any adjournment or postponement of the TLC Special Meeting.

/ / MARK HERE FOR CHANGE OF ADDRESS AND NOTE BELOW

                                          PLEASE DATE AND SIGN EXACTLY AS
                                          NAME(S) APPEAR(S) ON THIS PROXY. WHEN
                                          SHARES ARE HELD BY JOINT OWNERS, BOTH
                                          SHOULD SIGN. WHEN SIGNING AS ATTORNEY,
                                          EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                          GUARDIAN, PLEASE GIVE TITLE AS SUCH.
                                          IF A CORPORATION OR A PARTNERSHIP,
                                          PLEASE SIGN BY AUTHORIZING PERSON.

                                          Signature:

  ------------------------------------------------------------------------------
                                          Date:
                                          --------------------------------------
                                          Signature:

  ------------------------------------------------------------------------------
                                          Date:
                                          --------------------------------------

                                                                   July 31, 1998

             INFORMATION STATEMENT WITH RESPECT TO THE EXCHANGEABLE
              NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.

TO:  HOLDERS OF EXCHANGEABLE NON-VOTING SHARES OF
     SOFTKEY SOFTWARE PRODUCTS INC.

    Enclosed with this Notice are proxy materials relating to The Learning Company, Inc. ("TLC"), the parent company of SoftKey Software Products Inc. ("SSPI"), in connection with TLC's upcoming special meeting of stockholders (the "Meeting") to be held at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts on Monday, August 31, 1998, at 1:00 p.m. local time. Proxy materials relating to TLC are being provided to you because, as a holder of SSPI's exchangeable non-voting shares ("Exchangeable Shares"), you have voting rights at stockholders' meetings of TLC. Pursuant to certain orders or rulings issued by the securities commissions in the Provinces of Ontario, British Columbia, Quebec and Nova Scotia, TLC is required to provide holders of Exchangeable Shares with all disclosure material furnished to holders of TLC Common Stock ("TLC Common Stock") residing in the United States.

       ECONOMIC EQUIVALENCY OF EXCHANGEABLE SHARES AND TLC COMMON SHARES

    The Exchangeable Shares provide holders thereof with a security of SSPI having economic and voting rights which are, as nearly as practicable, equivalent to those of a TLC Common Stock. In particular, Exchangeable Shares are: (a) entitled to dividends from SSPI payable at the same time as, and in the Canadian dollar equivalent of, dividends paid by TLC on TLC Common Stock; (b) retractable at the option of the holder at any time for TLC Common Stock; (c) entitled on the liquidation, dissolution or winding-up of SSPI to be exchanged for TLC Common Stock; (d) entitled on the dissolution of TLC to be automatically exchanged for TLC Common Stock; and (e) entitled to direct voting rights at stockholders' meetings of TLC.

    As a result of the economic equivalency of the Exchangeable Shares and the TLC Common Stock, holders of Exchangeable Shares effectively have a participating interest in TLC, rather than SSPI. Accordingly, information respecting the financial condition of SSPI would not be relevant to holders of Exchangeable Shares because the value of Exchangeable Shares is dependent on the consolidated financial condition of TLC and the value of the TLC Common Stock. To ensure that you receive meaningful disclosure respecting the nature of your investment, you are being provided with the same disclosure material that TLC provides to holders of TLC Common Stock.

             RIGHT TO DIRECT VOTING AT MEETINGS OF TLC STOCKHOLDERS

    As you are aware, CIBC Mellon Trust Company, which was formerly known as The R-M Trust Company (the "Trustee"), is entitled at the Meeting to cast a number of votes attaching to the single outstanding share of Special Voting Stock of TLC equal to the number of outstanding Exchangeable Shares on the record date of the Meeting. These votes to be cast by the Trustee may only be exercised in accordance with the instructions of the holders of the Exchangeable Shares of SSPI. This information statement outlines the nature and extent of your right as a holder to instruct the Trustee and describes the process by which your instructions will be carried out.

    A form of direction (the "Direction") is enclosed with this information statement that will serve as your instructions to the Trustee. The Direction should be completed as soon as possible and returned to CIBC Mellon Trust Company either in the enclosed envelope or by mail to CIBC Mellon Trust Company, 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9. Please note that unless the Direction has been received by 5:00 p.m. (Toronto time) on Thursday, August 27, 1998 (the "Filing Time"), your instructions will not be binding upon the Trustee and your voting rights will not be exercised.

    Each of you is entitled to attend the Meeting and to vote in person, or to designate a person who will attend the Meeting and vote on your behalf. These alternatives appear as items (B) and (C), respectively, on the Direction. If you choose one of these alternatives, you can instruct the Trustee to provide you (or the person designated by you) with a proxy card which will be delivered to you (or the person designated by you) at the Meeting by the Trustee's representatives upon the presentation of satisfactory identification. At the Meeting, you (or the person designated by you) will be entitled to cast one vote for each Exchangeable Share of SSPI held by you on the record date for the Meeting (and not subsequently disposed of) (the "Beneficiary Votes") in respect of each matter to be voted on at the Meeting.

    Alternatively, you are entitled to instruct the Trustee to give a proxy card to a representative of TLC who will exercise the Beneficiary Votes at the Meeting in accordance with your instructions. This alternative appears as item
(A) on the Direction. If you decide to proceed in this manner, you should complete items 1 and 2 on the Direction which represent the items of business to be considered and voted on at the Meeting.

    In addition to revocation in any manner permitted by law, you may revoke or amend your instructions by filing an instrument in writing executed by you, or by your attorney authorized in writing, and delivered to the office of the Trustee shown above at any time up to and including the Filing Time. Your instructions may also be revoked in person at the Meeting prior to 12:00 p.m. on August 31, 1998 by submitting written revocation of your instructions and satisfactory identification to the Trustee's representatives. In the event that the Meeting is adjourned, your instructions may be revoked or amended at any time up to and including 5:00 p.m. (Toronto time) on the second business day prior to the day of any adjournment of the Meeting by delivering an instrument in writing to the office of the Trustee (in the manner described above), or your instructions may be revoked in person at any adjournment of the Meeting not less than one hour prior to the time of such adjourned meeting.

    Failure to comply with the foregoing will not affect your right to attend the Meeting, or any adjournment thereof, and to vote in person so long as satisfactory identification is presented to the Trustee's representatives.

                           THE LEARNING COMPANY, INC.
                            ------------------------
                DIRECTION TO BE GIVEN BY HOLDERS OF EXCHANGEABLE
              NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.
                            ------------------------
               DIRECTION FOR THE AUGUST 31, 1998 SPECIAL MEETING
                 OF STOCKHOLDERS OF THE LEARNING COMPANY, INC.

    The undersigned, having read the Notice of Special Meeting (the "Special Meeting") of Stockholders of The Learning Company, Inc. (the "Company") to be held at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts on Monday, August 31, 1998, at 1:00 p.m. local time, the Proxy Statement and the Information Statement dated July 31, 1998, receipt of which are hereby acknowledged, DOES HEREBY INSTRUCT AND DIRECT CIBC MELLON TRUST COMPANY (THE "TRUSTEE"), pursuant to the provisions of the Voting and Exchange Trust Agreement (the "Agreement") dated February 4, 1994 among the Company, SoftKey Software Products Inc. and the Trustee, as follows:

                       (PLEASE SELECT ONE OF A, B OR C.)

A. / / Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the Beneficiary Votes (as defined in the Agreement) at the Special Meeting, or any postponement or adjournment thereof as follows:

       (PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A.)

1. To approve the issuance of shares of the Company's Common Stock, par value $.01 per share ("TLC Common Stock"), as contemplated by the Agreement and Plan of Merger dated as of June 21, 1998 (the "Merger Agreement") among the Company, TLC Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), and Broderbund Software, Inc., a Delaware corporation ("Broderbund"). The Merger Agreement provides that, among other things, (a) Sub will be merged with and into Broderbund, with Broderbund being the surviving corporation and becoming a wholly-owned subsidiary of the Company, and (b) each outstanding share of Common Stock, par value $.01 per share, of Broderbund (together with the associated preferred stock purchase rights) will be converted into the right to receive 0.80 shares of TLC Common Stock.

   / /  FOR                      / /  AGAINST                      / /  ABSTAIN

---                           ---
-                                  2.  To amend the Company's 1990 Long Term Equity Incentive Plan.
-                                  / /  FOR            / /  AGAINST            / /  ABSTAIN
                                   3.  To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.
                                      (PLEASE NOTE: THE TRUSTEE WILL VOTE AS DIRECTED BUT IN THE ABSENCE OF ANY SUCH
                                       DIRECTION, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEMS 1-2
                                       ABOVE AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL
                                       MEETING TO VOTE IN ITS DISCRETION.)
                                      (PLEASE GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)
                                   -----------------------------------------------------------------------------------
                                   B. / / Deliver a proxy card to the undersigned at the Special Meeting, with respect to all Exchangeable Non-Voting Shares of SoftKey Software Products Inc. held of record by the undersigned on the record date for the Special Meeting (and not subsequently disposed of) (the "Exchangeable Shares") so that the undersigned may exercise personally the Beneficiary Votes (as defined in the Agreement)
                                          at the Special Meeting, or any postponement or adjournment thereof.
                                        (IF YOU HAVE SELECTED ALTERNATIVE B, GO DIRECTLY TO THE SIGNATURE LINE AT THE
                                        BOTTOM OF THIS PAGE.)
                                   -----------------------------------------------------------------------------------
                                   C. / / Deliver a proxy card to......................................................
                                   as the designee of the undersigned to attend and act for and on behalf of the undersigned at the Special Meeting, with respect to the Exchangeable Shares with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the Beneficiary Votes (as defined in the Agreement) at the Special Meeting, or any postponement or adjournment thereof.
                                        (IF YOU HAVE SELECTED ALTERNATIVE C, GO DIRECTLY TO THE SIGNATURE LINE AT THE
                                        BOTTOM OF THIS PAGE.)

                                   ....................................................................................

                                   ....................................................................................
                                                         (Name of Holder of Exchangeable Shares)

                                   Date:........................................................................., 1998
                                   PLEASE DATE AND SIGN ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                   TRUST, GUARDIAN, ETC., GIVE TITLE AS SUCH. IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD
                                   SIGN.
-
---                           ---